                                                                    Exhibit 10.1

                   THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL
                               TREATMENT REQUEST
                        PURSUANT TO RULE 24b-2 UNDER THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                               PRECEDENT AGREEMENT
                                 BY AND BETWEEN

                          SOUTHERN NATURAL GAS COMPANY

                                       AND

                            FLORIDA POWER CORPORATION
                       D/B/A PROGRESS ENERGY FLORIDA, INC.
                         (HINES PLANT AND SYSTEM SUPPLY)

                             DATED: DECEMBER 2, 2004

                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----
1. Firm Service Obligation...............................................     3
2. Approvals; Cooperation................................................     6
3. Acceptance of FERC Authorization......................................     7
4. Service Agreement; In-Service Date....................................     9
5. Conditions Precedent..................................................    10
6. Notices...............................................................    15
7. Assignment and Delegation.............................................    16
8. Term..................................................................    17
9. Miscellaneous Provisions..............................................    17

Exhibit "A" Transportation Demand

Exhibit "B" Service Agreement

                               PRECEDENT AGREEMENT

     This Precedent Agreement is made and entered into as of the 2nd day of December, 2004, by and between Southern Natural Gas Company ("SOUTHERN"), a Delaware corporation, and Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("SHIPPER"), a Florida Corporation (hereinafter Shipper and Southern are sometimes referred to individually as "PARTY" or collectively as the "PARTIES") pursuant to the following terms, conditions, and representations:

                                   WITNESSETH:

     WHEREAS, Southern proposes to design, construct, own and operate an expansion of its existing natural gas pipeline system (the "CYPRESS PROJECT") that extends from a point of interconnection with Southern's existing pipeline facilities downstream of Southern LNG Company, L.L.C.'s ("SOUTHERN LNG") Elba Island LNG Terminal ("ELBA ISLAND") in Chatham County, Georgia, to an interconnection with the existing natural gas transmission facilities of Florida Gas Transmission Company ("FGT") in Clay County, Florida; and

     WHEREAS, the Cypress Project is proposed to consist of and shall herein be defined as (i) approximately 166 miles of 24-inch pipeline; and (ii) a bidirectional meter station at the interconnection of Southern and FGT in Clay County, Florida ("FGT INTERCONNECTION"); and

     WHEREAS, Shipper desires to receive firm transportation service from Southern pursuant to (i) the terms of a Service Agreement containing substantially the same terms and conditions as set forth below in Section 1; and
(ii) Rate

Schedule FT under Volume I of Southern's FERC Gas Tariff ("TARIFF"), hereinafter the "FT SERVICE"; and

     WHEREAS, Shipper will also subscribe to an expansion on FGT's pipeline system into or from Southern's system at the FGT Interconnection in order to receive gas at Shipper's generating plant in Polk County, Florida, and other delivery points on FGT's system for Shipper's system supply ("FGT EXPANSION"); and

     WHEREAS, to effectuate this proposal to construct the Cypress Project and provide FT service to Shipper, Southern will file an application with the Federal Energy Regulatory Commission ("FERC") for authorization to construct, install, operate and maintain the Cypress Project for the purpose of providing the FT Service to Shipper; and

     WHEREAS, Southern will hold an open season to solicit bids from other prospective shippers interested in subscribing for firm transportation service; and

     WHEREAS, Southern and Shipper now desire to enter into this binding precedent agreement ("PRECEDENT AGREEMENT") setting forth the terms and conditions under which the Parties may subsequently execute a definitive service agreement for the FT Service on Southern's system ("SERVICE AGREEMENT").

     NOW THEREFORE, in consideration of the mutual covenants set forth in this agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Southern and Shipper agree as follows:

1. FIRM SERVICE OBLIGATION.

     Subject to the terms and conditions of this Precedent Agreement, any terms and conditions which may be imposed by the FERC and the terms and conditions of Southern's Tariff, Southern agrees to provide to Shipper FT Service as described below. Such FT Service shall be provided in accordance with the terms of a Service Agreement to be executed between Southern and Shipper. A proforma copy of the Service Agreement is set forth in Exhibit "B" attached hereto and made a part hereof. Such Service Agreement shall contain the terms and conditions that are substantially in accordance with the following:

     (a) The FT Service will be for the Transportation Demand ("TD") stated in MMBtu as set forth on Exhibit "A" attached hereto, commencing on the date that both of (1) the Southern facilities comprising the Cypress Project, and (2) the FGT Expansion are capable of providing such transportation service on a firm daily basis (the "COMMENCEMENT DATE").

     (b) The firm Receipt Point designated on Exhibit "A" to the Service Agreement shall be the Elba Island Receipt Point and the firm Delivery Point designated on Exhibit "B" to the Service Agreement shall be the FGT Interconnection. Shipper shall have secondary rights to alternate receipt and delivery points on Southern's system as set forth in Southern's Tariff.

     (c) The initial term of the FT Service described in Section (a) above shall be twenty (20) years from the Commencement Date of FT

          Service set forth above (the "PRIMARY TERM"). Shipper shall have the right to extend the Primary Term of the Service Agreement for the FT Service described in Section (a) above for one or more periods of three (3) years at Southern's then applicable maximum lawful rate (any such period being hereinafter referred to as an "EVERGREEN EXTENSION") by providing Southern with written notice of the exercise of such right at least two (2) years prior to the end of the Primary Term or any Evergreen Extension thereto.

     (d) The rate to be charged Shipper for the FT Service shall be a negotiated reservation rate of $[*] per MMBtu for the Primary Term of this Precedent Agreement and successor Service Agreement, plus the maximum commodity charge for the applicable zone(s) of service as set forth in Southern's Tariff. The rate to be charged Shipper for fuel under this Precedent Agreement and successor Service Agreement shall be Southern's generally applicable and approved fuel charge established pursuant to Southern's Tariff.

     (e) In addition to the rates provided for under Section 1(d) above, Shipper will compensate Southern for any other FERC approved, generally applicable charges or surcharges applicable to the FT Service.

     (f) Southern shall have the unilateral right to file for generally applicable changes in its maximum rates or any other provisions in its FERC Gas Tariff and the Service Agreement including, but not

[*] Confidential portion has been omitted and filed separately with the Commission.

          limited to, provisions relating to compensation for fuel and lost and unaccounted for gas or electric usage applicable to the service hereunder. Subject to the provisions in Section 1(d) above, such changes shall be effective and applicable, subject to refund as determined by the FERC, after the required notice or at the end of any suspension period ordered by the FERC, and any such rates, charges, surcharges or terms and conditions of service accepted by the FERC shall be effective under the Service Agreement. It is understood and agreed that the generally applicable fuel retention percentage and the surcharges set forth in Section 1(e) above are designed to change from time to time consistent with Southern's FERC Gas Tariff and FERC Regulations. With respect to the services provided under this Precedent Agreement (and any successor Service Agreement), and notwithstanding the foregoing, (i) Shipper shall not have the right to intervene and protest in any rate filing by Southern with respect to changes in Southern's recourse rates during the Primary Term of this Precedent Agreement or the Service Agreement, and (ii) Shipper shall have the right to intervene and protest (a) any filing involving generally applicable charges or surcharges in accordance with Sections 1(e) above, or (b) any filing involving the terms and conditions of service in Southern's Tariff, or (c) any rate filing applicable to services received by Shipper from Southern other than those provided hereunder.

     (g) Notwithstanding the rate cap set forth in Section 1(d) above, if, while the negotiated reservation rate of $[*] per MMBtu is in effect, Southern's costs to provide transportation services are adversely affected as a result of State, local or federal legislation or regulation specifically including, but not limited to orders, regulations, rules or opinions by the FERC, Environmental Protection Agency, Department of Transportation, U.S. Army Corps of Engineers, Internal Revenue Service, U. S. Fish and Wildlife Service or any other State or federal agency or court of law and/or any changes in Generally Accepted Accounting Principles (GAAP), that has a general or industry wide effect which causes the total cost of service to Southern of providing Shipper the transportation service to be materially and adversely increased; then Southern may provide written notice to Shipper requesting to increase Shipper's rates to take into account the costs associated with the legislation or regulation. For purposes of the previous sentence, "materially and adversely" shall be defined as an overall increase in Southern's total cost of service to provide service to Shipper as contemplated by this Precedent Agreement of 25% or more (after taking into consideration any offsetting decreases in other costs or increases in other revenues from regulatory events such as those described

[*] Confidential portion has been omitted and filed separately with the Commission.

          above), calculated on a net present value basis, discounted at an 8% discount rate. Such written notice requesting an adjustment in the rates shall specifically state (i) the legislation or regulation impacting such costs or revenues; (ii) the obligation by Southern to comply with such regulation or legislation; and (iii) how, and the extent to which, such legislation or regulation materially and adversely increases Southern's total cost of service to provide service to Shipper as contemplated by this Precedent Agreement. Once Southern has provided such notice, the Parties shall meet within thirty (30) days to discuss possible means of correcting the material and adverse impact and shall attempt in good faith to negotiate a mutually acceptable solution, including, but not limited to, an amendment to the rate discount through an increase of the reservation or transportation charges. If the Parties are unable within 120 days after the receipt of such notice to agree upon a mutually acceptable solution, then either Party may, upon 30 days prior written notice to the other, invoke alternative dispute resolution procedures consistent with the commercial arbitration rules of the American Arbitration Association in order to determine how to mitigate the adverse impact in light of all of the facts and circumstances existing at that time. Any rate increase agreed upon by Southern and Shipper or that is approved through the alternate dispute resolution procedures shall only go into effect prospectively commencing upon the date that either the Parties agree upon the rate change or such rate change is approved through the alternate dispute resolution procedures. Notwithstanding the foregoing, no rate increase or increases adopted pursuant to this Section 1(g), whether agreed to by Southern and Shipper or approved through the alternate dispute resolution procedures described herein, shall result in an aggregate increase in the negotiated reservation rate provided hereunder of more than twenty-five percent (25%).

2.   APPROVALS; COOPERATION.

     (a) Upon execution of this Precedent Agreement, Southern and Shipper agree to promptly seek, and to exercise good faith efforts to cause any and all other parties whose participation is required to promptly seek the regulatory approvals, including from the FERC all necessary authorizations under the Natural Gas Act (the "FERC AUTHORIZATIONS"), as may be necessary to construct, install and operate the Cypress Project consistent with the terms of this Precedent Agreement. Southern and Shipper reserve the right to file and prosecute applications for any required authorizations, any supplement or amendment to an application, and any court review as each deems in its best interests.

     (b) Southern shall provide Shipper from time to time, but in no event less frequently than once a month, with updates of its progress in obtaining the FERC Authorizations to construct the Cypress Project.

     (c) Southern and Shipper each agree to execute and deliver all other additional instruments and documents, and to do all other acts, as may be reasonably necessary to effectuate the terms and provisions of this Precedent Agreement.

     (d) Southern shall not be obligated to prosecute its application with the FERC or seek any other regulatory approvals or permit applications or proceed with the construction of the Cypress Project unless and until it holds an open season soliciting bids from other shippers.

     (e) Once the open season for subscription for the Cypress Project has closed and been finalized, Southern will actively pursue design, engineering and title work as necessary to facilitate the filing of the FERC Authorizations and the FERC review process, but it shall not be required to commit significant capital expenditures for right-of-way or materials for the project unless and until it receives a Preliminary Determination, as defined in Section 5(a)(i)(B) below, from the FERC approving the commercial aspects of the filing in a manner acceptable to Southern or until all conditions precedent set forth in Section 5(b) below are met by Shipper.

3.   ACCEPTANCE OF FERC AUTHORIZATION.

          Within 10 business days of Southern receiving the FERC Authorizations, Southern shall notify Shipper of its intent to accept or reject the FERC Authorizations. Shipper shall, within fifteen (15) days after the date Southern provides an electronic copy to Shipper by e-mail of FERC's

          Preliminary Determination on the Cypress Project, notify Southern in writing of any terms or conditions in the Preliminary Determination that materially and adversely affect Shipper, as further defined below, and whether Shipper has any material objections to such Preliminary Determination. Neither Southern, in the case of the FERC Authorizations, nor Shipper, in the case of the Preliminary Determination, shall be under any obligation to accept the respective terms of the FERC Authorizations or Preliminary Determination if they contain terms or conditions which are reasonably likely to have a material and adverse effect. A material and adverse effect shall be defined as (i) having a material and adverse impact on the financial benefits to either Southern or Shipper arising out of the transactions contemplated hereby, or (ii) imposing upon Southern or Shipper material business or regulatory risks, as Southern or Shipper, respectively, in their sole discretion shall determine or (iii) being directly contrary to the terms and conditions contained in this Precedent Agreement. Such material business or regulatory risks could include, but not be limited to, the ability of Southern to obtain rolled-in rate treatment for the Cypress Project.

               Notwithstanding the above, in the event the FERC Authorizations or Preliminary Determination contain unsatisfactory, material terms and conditions consistent with the provision described above, Shipper and Southern agree that, prior to the date by which rehearing must be requested of the Preliminary Determination in the case where Shipper objects to the

          Preliminary Determination or the date that Southern must accept the certificate under Section 157.20 of the FERC Regulations in the case where Southern objects to the FERC Authorizations, Southern and Shipper will discuss potential options to adjust the rate set forth above in Paragraph 1(d) in order to compensate, as appropriate, (i) Southern for accepting the certificate and proceeding with the Cypress Project and the transaction contemplated herein, and (ii) Shipper for accepting the Preliminary Determination and proceeding with the transaction contemplated herein. If the Parties can agree on the means to adjust the rate, then they will document such agreement by execution of an amendment to this agreement or execution of a Service Agreement with the applicable terms prior to the date by which rehearing requests are due for the Preliminary Determination or Southern is required to accept the FERC certificate. In the event that Shipper issues notice in writing to Southern of its objection to the terms of the Preliminary Determination or Southern issues notice in writing to Shipper of its objection to the terms of the FERC Authorizations, and the Parties cannot agree on the means to adjust the rate, then the Party issuing the notice of objections shall have the right to terminate this Precedent Agreement. Such right must be exercised by written notice to the other Party provided, respectively, by Shipper no later than the date upon which rehearing requests for the Preliminary Determination are due or by Southern no later than twenty-nine (29) days after issuance of the certificate and such right to terminate under this Section 3 shall be deemed to be waived if such right is not exercised by providing such notice in the manner and within the times specified herein. In the event either Party provides the other Party with notice of its objection to the Preliminary Determination or the terms of the FERC Authorizations as set forth above but does not exercise its right to terminate this Precedent Agreement under this Section 3, the Parties shall remain bound to perform their obligations under this Precedent Agreement.

               Nothing contained herein shall prevent Southern or Shipper from seeking rehearing of any unfavorable term or condition contained in the Preliminary Determination or the FERC Authorizations in a manner that is consistent with the terms of this Precedent Agreement or the Service Agreement, even if Southern accepts the certificate as provided above.

4.   SERVICE AGREEMENT; IN-SERVICE DATE.

     (a) Subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 below, within ten (10) days of Southern filing with the FERC a letter of acceptance, Southern and Shipper shall execute and deliver a standard form of firm Service Agreement as set forth in Exhibit "B", attached hereto and made a part hereof, that incorporates terms and conditions that are substantially in accordance with Section 1 above.

     (b) Upon execution and delivery of the Service Agreement by each Party and once all of the Conditions Precedent set forth in Section 5 below are met or waived, Southern will use due diligence to construct and install the Cypress Project to commence the FT Service by May 1, 2007, or such other mutually agreeable date (the "IN SERVICE DATE"). Shipper agrees and understands that any delays in receiving FERC approval may cause delays in reaching the In Service Date. Southern and Shipper will discuss any changes to the In Service Date based on the status of the regulatory process. At Shippers request, Southern agrees to timely review with Shipper its design drawings and specifications, bill of material, bid results, and construction contract and specifications (collectively, the "CONSTRUCTION DOCUMENTS") for the construction of the Cypress Project to Shipper so that Shipper is kept abreast of Southern's construction progress.

5.   CONDITIONS PRECEDENT.

     (a) Notwithstanding any of the foregoing to the contrary, the obligation of Southern to construct, install and operate the Cypress Project and to execute the Service Agreement is subject to the fulfillment of condition (i)(A) and the waiver by Southern or fulfillment of conditions (i)(B), (ii), and (iii) as follows:

          (i) receipt and acceptance by Southern, as provided in Section 3 above, of (A) and (B) below which shall be collectively referred to as the "GOVERNMENT AUTHORIZATIONS."

               (A) authorizations from the FERC; the United States Army Corps of Engineers, the U.S. Fish and Wildlife Service, and any
          other state and federal regulatory agencies, as necessary, to construct, install and operate the Cypress Project on or before January 31, 2007. This condition precedent may not be waived by Southern; and

          (B) FERC approval of the terms of service set forth above in Section 1, including, without limitation, the rates hereunder in accordance with the terms of this Precedent Agreement in the form of a Preliminary Determination ("Preliminary Determination") on or before January 31, 2006; and

          (ii) receipt by Southern of approval from the El Paso Corporation Board of Directors to construct, install and operate the Cypress Project on or before January 31, 2005; and

          (iii) receipt by Southern from Shipper and an additional shipper or shippers for FT Service from the Cypress Project of executed precedent agreement(s) each with a twenty (20) year term and with an aggregate year-round TD equal to at least [*] MMBtu/day on or before March 31, 2005.

          Southern shall pursue satisfaction of each of the foregoing conditions precedent on a due diligent basis. If each of the conditions precedent shall not have been satisfied on terms and conditions acceptable to Southern or, with respect to conditions (i)(B), (ii), and (iii) only, waived by Southern on or before the date indicated, then Southern or Shipper may terminate this Agreement

[*] Confidential portion has been omitted and filed separately with the Commission.

                    by giving written notice to the non-terminating Party at any time after the date the applicable condition precedent was to be satisfied or waived as set forth above, but prior to the satisfaction or waiver of the applicable condition precedent. Upon such termination, neither Southern nor Shipper shall have any further obligations under this Precedent Agreement. Such notice shall be effective as of the date it is delivered to the U. S. Mail for delivery by certified mail, return receipt requested.

               (b) Notwithstanding any of the foregoing to the contrary, the obligation of Shipper to execute the Service Agreement and to perform the obligations hereunder is subject to the fulfillment or waiver by Shipper of the following conditions precedent (i), (ii), (iii), (iv), and (v), and the fulfillment of the following condition precedent
          (vi):

               (i) receipt by Shipper of approval from the Progress Energy Florida, Inc. Board of Directors to execute the Service Agreement and subscribe to the FT Service as provided herein on or before January 31, 2005; and

               (ii) execution by Shipper of an agreement with FGT to provide
                    Shipper with firm transportation on FGT's system from the FGT interconnection with a TD equal to the FGT/TD's shown on Exhibit "A" attached hereto, on or before December 6, 2004; and

               (iii) receipt and acceptance by Shipper of all authorizations, approvals and/or exemptions from the Florida Public Service Commission and from any other regulatory body having jurisdiction necessary for Shipper to construct, own and operate an expansion at the Hines Generating Plant in Polk County, Florida, on or before May 1, 2005; and

               (iv) execution by Shipper of a satisfactory agreement, as
                    determined in Shipper's sole discretion, with BG LNG Services, LLC to provide the natural gas supplies at Elba Island to serve Shipper's Hines Generating Plant and Shipper's other system supply requirements on or before December 6, 2004; and

               (v) receipt and acceptance by Shipper of all authorizations, approvals and/or exemptions from the Florida Public Service Commission and from any other regulatory body having jurisdiction necessary for Shipper on or before June 15, 2005 to (a) to contract for fuel from BG LNG Services, LLC at Elba Island to serve Shipper's Hines Generating Plant in Polk County, Florida, and Shipper's other system supply requirements, (b) to contract for firm transportation pursuant to this Precedent Agreement (and any successor service agreement), and (c) to contract for firm transportation on

                    FGT pursuant to the agreement referenced in subsection 5(b)(ii) above; and

               (vi) demonstration to Southern's satisfaction on or before
                    January 31, 2005, that Shipper is creditworthy to perform its financial obligations required under the terms of this Precedent Agreement that would support the construction of the Cypress Pipeline by demonstrating Shipper's ability to sustain the transaction under its own capital structure, or produce Southern with credit assurances of either (i) an acceptable intracorporate guarantee or (ii) letter of credit or other comparable surety with the value of at least two and one-half (2 1/2) years of transportation demand payments at Shipper's MDQ set forth above in Section 1(a). Notwithstanding the date set forth above in which the condition precedent must be satisfied, Shipper shall be obligated to sustain its showing of creditworthiness throughout the term of the Service Agreement by providing Southern with one of the acceptable credit assurances listed above. This condition precedent may not be waived by Shipper.

               Shipper shall pursue satisfaction of each of the foregoing conditions precedent on a due diligent basis. If each of the conditions precedent shall have not been satisfied or, with respect to conditions (i), (ii), (iii), (iv), and

          (v) only, waived by Shipper on or before the date indicated, then Shipper or Southern may terminate this Agreement by giving written notice to the other Party thereof at any time after the date the applicable condition precedent was to be satisfied or waived, but prior to the satisfaction or waiver of the applicable condition precedent. Upon such termination, neither Southern nor Shipper shall have any further obligations under this Precedent Agreement. Such notice shall be effective as of the date it is delivered to the U. S. Mail for delivery by certified mail, return receipt requested.

     (c) The Government Authorizations required by Sections 5(a)(i) and 5(b)(iii) and (v) shall be final and duly granted without contingency by the authorities having jurisdiction; provided, however, that Southern or Shipper may, at their option, elect to waive the condition that such approvals be final.

6. NOTICES. Notices made pursuant to the terms of this Precedent Agreement shall be sent to:

               If Southern: Southern Natural Gas Company
                            Post Office Box 2563
                            Birmingham, Alabama 35202-2563
                            Attention: Director, Business Development
                            Phone: 205/325-7146
                            Fax: 205/325-3787

               If Shipper:  Progress Energy Florida, Inc.
                            410 S. Wilmington Street (PEB 10)
                            Raleigh, North Carolina 27601
                            Attention: Contract Administration
                            Phone: 919/546-4280
                            Fax: 919/546-2649

                            James H. Jeffries IV.
                            Nelson Mullins Riley & Scarborough L.L.P.
                            Bank of America Corporate Center, Suite 2400
                            100 North Tryon Street
                            Charlotte, North Carolina 28202-4000
                            Office: (704) 417-3103
                            Facsimile: (704) 417-3014

          Either Party may change its address by written notice to the other Party. Notices given to change the above addresses shall be deemed to have been effectively given (i) upon the fifth business day after the notice, properly addressed and postpaid, has been placed in the United States mail;
     (ii) upon confirmation of receipt, if delivered by facsimile or other similar means; or (iii) in accordance with the dates and time provided for overnight delivery service.

7.   ASSIGNMENT AND DELEGATION.

     (a) Any entity that succeeds by purchase, merger, or consolidation to the properties substantially as an entirety of either Southern or Shipper, as the case may be, shall be entitled to the rights and subject to the obligations set out in this Precedent Agreement and the executed Service Agreement.

     (b) Either Party may, without the consent of the other Party, assign any of its rights hereunder to an Affiliate of assignor, but the assignor shall not be relieved of its obligations under this Precedent Agreement until the nonassigning Party receives an agreement from the assignee that it is assuming all the terms and conditions hereto and such assignee is financially and technically capable of meeting such terms and conditions. The assignor shall provide written notice of the assignment to the other Party to this Precedent Agreement as soon as practicable after such assignment. For the purpose of this Section 7(b), the term "Affiliate" shall mean an individual or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another individual or entity. The terms "controls," "controlled," and "control" in the preceding sentence shall mean the possession, direct or indirect, of the power to direct the management and policies of an entity, whether through the ownership of voting securities or otherwise.

     (c) Except as provided above in Sections 7(a) or 7(b) of this Precedent Agreement, no assignment of rights or delegation of duties under this Precedent Agreement shall be made unless there first shall have been obtained the written consent of Shipper, in the event of an assignment or delegation by Southern, or the written consent of Southern, in the event of an assignment or delegation by Shipper, such consents not to be unreasonably withheld. Southern and Shipper agree, however, that the restrictions on assignment contained in this Paragraph shall not in any way prevent either Southern or Shipper from pledging or mortgaging its rights hereunder as security for its indebtedness.

8.   TERM.

     Subject to the provisions of Section 5 hereof, this Precedent Agreement shall remain in full force and effect until it is superceded by the execution by the

Parties of an effective Service Agreement as provided in Section 4 above or otherwise terminated in accordance with the provisions of this Precedent Agreement, except for the provisions of Sections 1 and 9 hereof which shall survive the execution of an effective Service Agreement and remain binding and effective on the Parties in accordance with their respective terms.

9.   NEGOTIATED RATE FOR FUTURE CYPRESS PROJECT EXPANSIONS

     In the event that BG LNG Services LLC does not satisfy or waive the conditions precedent in its Precedent Agreement with Southern for the Cypress Project to subscribe to Phase II and/or Phase III of the Cypress Project by the dates set forth in such Precedent Agreement, as such Phases are defined in the FERC Authorizations for the Cypress Project referenced above in Section 2(a), Shipper shall have the right to subscribe to up to [*] MMbtu of such expansion capacity per phase provided that Southern can achieve adequate subscription from other shippers to make the project economical to Southern. In conjunction with such right, Southern and Shipper agree that the reservation rate to be charged Shipper for each phase, respectively, shall be the lower of: (a) the recourse rate filed by Southern for the applicable expansion facilities; or (b) the lowest rate charged by Southern or paid by other shippers for the respective Cypress expansion capacity; or (c) for Phase II only, $[*], if Shipper subscribes for the expansion capacity within ninety (90) days after being notified by Southern that the expansion capacity is available; provided, however, that such notice shall not be sent to Shipper any earlier than January 2, 2008.


[*] Confidential portion has been omitted and filed separately with the Commission.

10.  MISCELLANEOUS PROVISIONS.

     (a) Except as provided otherwise in this Precedent Agreement, no modification of the terms and provisions of this Precedent Agreement shall have effect unless contained in a writing executed by both Southern and Shipper.

     (b) This Precedent Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

     (c) This Precedent Agreement shall become effective on the date first written above and shall continue in effect until terminated pursuant to the terms and condition herein.

     (d) Anything in this Agreement to the contrary notwithstanding, neither party hereto shall be liable to the other party for any consequential, incidental or punitive damages arising out of, or related to a breach of this Agreement.

     (e) If a court of competent jurisdiction declares any provision of this Precedent Agreement unenforceable, then that provision shall be severed from this Precedent Agreement, which shall otherwise remain in full force and effect and be construed as if it did not contain the severed provision.

     (f) Except as expressed otherwise in this Precedent Agreement, nothing expressed or implicit in this Precedent Agreement shall confer on any person other than Southern and Shipper any rights or remedies under or by reason of this Precedent Agreement.

     (g) The titles to the paragraphs in this Precedent Agreement are included only for the convenience of reference and shall have no effect on, or be deemed a part of, the text of this Precedent Agreement.

     (h) The Parties expressly agree that the laws of the State of Alabama, without regard for any rules for conflicts of law, shall govern the validity, effect, construction, and interpretation of this Precedent Agreement.

     (i) This Precedent Agreement constitutes the entire agreement between the Parties and no waiver by either Party or any default of either Party under this agreement shall operate as a waiver of any subsequent default whether it is of a like or different character.

     IN WITNESS WHEREOF, the Parties hereto have caused this Precedent Agreement to be duly executed by their proper officers, duly authorized as of the date first hereinabove written.

SOUTHERN NATURAL GAS COMPANY


/s/ James C. Yardley
-------------------------------------
James C. Yardley
President


FLORIDA POWER CORPORATION
D/B/A PROGRESS ENERGY FLORIDA, INC.


/s/ Robert F. Caldwell
---------------------------------
By:  Robert F. Caldwell
Its: Vice President - Regulated Commercial Operations

                                   EXHIBIT "A"
                          SHIPPER TRANSPORTATION DEMAND

YEARS(1)   SEASON      SPAN     TD/MMBtu   FGTTD
--------   ------   ---------   --------   -----
2007       Summer   May-Sept.      [*]      [*]

2007-08    Winter   Oct.-Apr.      [*]      [*]

2008       Summer   May-Sept.      [*]      [*]

2008-09    Winter   Oct.-Apr.      [*]      [*]

2009-26    Summer   May-Sept.      [*]      [*]

2009-27    Winter   Oct.-Apr.      [*]      [*]


----------
(1) The actual start date and end date for the FT Service will be determined based on the "Commencement Date" as set forth in Section 1(a) above in the Precedent Agreement and the "Primary Term" as set forth in Section 1(c) above.

[*] Confidential portion has been omitted and filed separately with the Commission.

Exhibit "B"                                                Service Agreement No.

                                    PRO FORMA
                      FIRM TRANSPORTATION SERVICE AGREEMENT
                UNDER RATE SCHEDULE FT AND/OR RATE SCHEDULE FT-NN


         THIS AGREEMENT, made and entered into as of this _________ day of ______, _______, by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company", and Florida Power Corporation d/b/a Progress Energy Florida, Inc., a Florida corporation, hereinafter referred to as "Shipper".

                                   WITNESSETH

         WHEREAS, Company is an interstate pipeline, as defined in Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and

         WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT and/or FT-NN of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General Terms and Conditions applicable to such Rate Schedules; and/or

         WHEREAS, Shipper may acquire, from time to time, released firm transportation capacity under Section 22 of the General Terms and Conditions of Company's FERC Gas Tariff; and

         WHEREAS, Company has agreed to provide Shipper with transportation service of such gas supplies or through such acquired capacity release in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                             TRANSPORATION QUANTITY

         1.1 Subject to the terms and provisions of this Agreement, Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of natural gas per day up to the total Transportation Demand set forth on Exhibit B hereto. Company's obligation to accept gas on a firm basis at any Receipt Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such Receipt Point. The sum of the MDRQ's for the Receipt Points on Exhibit A shall not exceed the Transportation Demand.

         1.2 Subject to the terms and provisions of this Agreement, Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Company shall deliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in the applicable FT or FT-NN Rate Schedule, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-l hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Delivery Points specified

                                                           Service Agreement No.

on Exhibit B and to the Maximum Daily Delivery Quantity (MDDQ) stated for each such Delivery Point and in no event shall Shipper be entitled to deliveries in excess of the MDDQ such that if Shipper elects to take gas at an Exhibit B-1 Delivery Point then the MDDQ at its Exhibit B Delivery Points will be reduced proportionately. The sum of the MDDQ's for the Delivery Points on Exhibit B shall equal the Transportation Demand.

         1.3 In the event Shipper is the successful bidder on released firm transportation capacity under Section 22 of the Company's General Terms and Conditions, Company will promptly email to Shipper the terms of the Capacity Release Transaction. Upon the issuance of the email, subject to the terms, conditions and limitations hereof and of Company's Rate Schedules FT and FT-NN, Company agrees to provide the released firm transportation service to Shipper under Rate Schedule FT or FT-NN, the General Terms and Conditions thereto, and this Agreement.

                                   ARTICLE II
                              CONDITIONS OF SERVICE

         2.1 It is recognized that the transportation service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT and/or FT-NN, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and the terms of the applicable Rate Schedule, the terms of the Rate Schedule shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto.

         2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT and/or FT-NN as such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Federal Energy Regulatory Commission ("Commission") of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT or FT-NN.

         2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions hereto.

         2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

         2.5 This Agreement is subject to the provisions of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation to the other party except to complete the transportation of gas underway on the day of termination, to comply with the provisions of Section 14 of the General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.

                                  ARTICLE III
                                     NOTICES

         3.1 Except as provided in Section 8.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number, facsimile machine number or e-mail addresses provided by the parties on

                                                           Service Agreement No.

Appendix E to the General Terms and Conditions or such other addresses, telephone numbers, facsimile machine numbers or email addresses as the parties shall respectively hereafter designate in writing from time to time.

                                   ARTICLE IV
                                      TERM

         4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for the primary term(s) set forth on Exhibit B hereto, if applicable, and shall continue and remain in force and effect for successive evergreen terms specified on Exhibit B hereto unless canceled by either party giving the required amount of written notice specified on Exhibit B to the other party prior to the end of the primary term(s) or any extension thereof.

         4.2 In the Event Shipper has not contracted for firm Transportation Demand under this Agreement directly with Company, as set forth on Exhibit B hereto, then the term of this Agreement shall be effective as of the date first hereinabove written and shall remain in full force and effect for a primary term through the end of the month and month to month thereafter unless canceled by either party giving: at least five (5) days written notice to the other party prior to the end of the primary term or any extension thereof, provided however, this agreement will automatically terminate if no nominations are requested during a period of 12 consecutive months It is provided, however that this Agreement shall not terminate prior to the expiration of the effective date of any Capacity Release Transaction.

                                   ARTICLE V
                              CONDITIONS PRECEDENT

         5.1 Unless otherwise agreed to by the parties, the terms of Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, shall apply to the acquisition of construction of any facilities necessary to effectuate this Agreement. Other provisions of this Agreement notwithstanding, company shall be under no obligation to commence service hereunder unless and until (1) all facilities, of whatever nature, as are required to permit the receipt, measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition, and (2) Company, in its reasonable discretion has determined that such service would constitute transportation of natural gas authorized under all applicable regulatory authorizations and the Commission's Regulations.

                                                           Service Agreement No.

                                   ARTICLE VI
                                  REMUNERATION

         6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT, Rate Schedule FT-NN, and under each effective Capacity Release Transaction, as applicable, including any penalty and other authorized charges assessed under the applicable FT or FT-NN Rate Schedule and the General Terms and Conditions. For service requested from Company under Rate Schedule FT or FT-NN, Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rates charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT and/or FT-NN, as applicable. Said discounted charges shall be set forth on Exhibit E hereto or the parties may agree to a Negotiated Rate for such services in accordance with the provisions of Rate Schedule FT or FT-NN. Said discounted or Negotiated Rates shall be set forth on Exhibit E or Exhibit F, respectively, hereto and shall take precedence over the charges set forth in Rate Schedules FT or FT-NN during the period in which they are in effect.

                                                           Service Agreement No.

         6.2 The rates and charges provided for under Rate Schedule FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of its Proforma Service Agreement, as well as all or any part of Rate Schedule FT or FT-NN, as applicable, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. It is recognized, however, that once a Capacity Release Transaction has been awarded, Company cannot increase the Reservation Charge to be paid by Shipper under that Capacity Release Transaction, unless in its bid the Acquiring Shipper has agreed to pay a percentage of the maximum tariff rate in effect and the maximum tariff rate increases during the term of the Capacity Release Transaction. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2, including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the Natural Gas Act with respect to such transportation rates or charges, the Rate Schedules, or the General Terms and Conditions thereto.

                                  ARTICLE VII
                               SPECIAL PROVISIONS

         7.1 If Shipper is a seller of gas under more than one Service Agreement and requests that company allow it to aggregate nominations for certain Receipt Points for such Agreements, Company will allow such an arrangement under the terms and conditions set forth in this Article VII. To be eligible to aggregate gas, Shipper must comply with the provisions of Section 2.2 of the General Terms and Conditions and the terms and conditions of the Supply Pool Balancing Agreement executed by Shipper and Company pursuant thereto.

         7.2 If Shipper is a purchaser of gas from a seller that is selling from an aggregate of Receipt Points, and Shipper wishes to nominate to receive gas from such seller's aggregate supplies of gas, Company will allow such a nomination, provided that the seller (i) has entered into a Supply Pool Balancing Agreement with Company and (ii) submits a corresponding nomination to deliver gas to Shipper from its aggregate supply pool.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

         8.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

         8.3 No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that (i) a Capacity Release Transaction may be issued, and (ii) in accordance with the provisions of Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by Company and Shipper of a Revised Exhibit A to reflect said change(s), and (iii) Delivery Points may be added to or deleted from Exhibit B and the Maximum

                                                           Service Agreement No.

Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a Revised Exhibit B to reflect said change(s). It is provided, however, that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities-shall not exceed the Transportation Demand and the sum of the Maximum Daily Delivery Quantities equals the Transportation Demand.

         8.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, either party may assign this Agreement to an affiliated company without the prior written consent of the other party, provided that the affiliated company is creditworthy pursuant to
Section 2.1(d) of the General Terms and Conditions, but neither party may assign this Agreement to a nonaffiliated company without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the provisions of any mortgage, deed or trust, indenture or similar instrument.

         8.5 Exhibits A, A-l, B, B-1, and F attached to this Agreement constitute a part of this Agreement are incorporated herein.

         8.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement for firm transportation capacity from Company, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefore. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve (12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the U.S. Mail, for delivery by certified mail, return receipt requested.

         8.7 If Shipper experiences the loss of any load by direct connection of such load to the Company's system, Shipper may reduce its Transportation Demand under this Service Agreement or any other Service Agreement for firm transportation service between Shipper and Company by giving Company 30 days prior written notice of such reduction within six (6) months of the date Company initiates direct service to the industrial customer; provided, however, that any such reduction shall be applied first to the Transportation Demand under the Service Agreement with the shortest remaining contract term.

         In order to qualify for a reduction in its Transportation Demand, Shipper must certify and provide supporting data that:

                                                           Service Agreement No.

         (i) The load was actually being served by Shipper with gas transported by Company prior to November 1, 1993.

         (ii) If the load lost by Shipper was served under a firm contract, the daily contract quantity shall be provided.

         (iii) If the load lost by Shipper was served under an interruptible contract, the average daily volumes during the latest twelve months of service shall be provided.

         Shipper may reduce its aggregate Transportation Demand under all its Service Agreements by an amount up to the daily contract quantity in the case of the loss of a firm customer and/or up to the average daily deliveries during the latest twelve month period in the case of the loss of an interruptible customer. Such reduction shall become effective thirty days after the date of Shipper's notice that it desires to reduce its Transportation Demand.

         8.8 (If applicable) This Agreement supersedes and cancels the Service Agreement (# ___________) dated _______________ between the parties hereto.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above by their respective duly authorized officers.

                                                           Service Agreement No.


Attest/Witness:                     SOUTHERN NATURAL GAS COMPANY


________________________________    By ___________________________________
                                         Its ___________________________________


                                         FLORIDA POWER CORPORATION d/b/a
                                         Progress Energy Florida, Inc.


________________________________    By ___________________________________
                                         Its ___________________________________

                                                           Service Agreement No.


                      FIRM TRANSPORTATION SERVICE AGREEMENT

                                   EXHIBIT "A"

--------------------------------------------------------------------------------
SERVICE TYPE   SERVICE CODE   RECEIPT POINTS/CODE   MDRQ  SEASON(1)   YEAR(2)
                                                            (Mcf)
--------------------------------------------------------------------------------
     FT             1           SLNG-SNG/060000     [*]     Summer      [*]
                                                    [*]     Winter      [*]
--------------------------------------------------------------------------------
     FT             2           SLNG-SNG/060000     [*]     Summer      [*]
                                                    [*]     Winter      [*]
                                                    [*]     Summer      [*]
                                                    [*]     Winter      [*]
--------------------------------------------------------------------------------


By:  ________________________________       By:  _______________________________
     Florida Power Corporation d/b/a             Southern Natural Gas Company
     Progress Energy Florida, Inc.

Effective Date:  _______________________






---------
         (1) The Summer Season is May 1 through September 30 of each year and the Winter Season is October 1 through April 30 of each year.

         (2) The actual start date and end date for the FT Service will be determined based on the "Commencement Date" as set forth in Section 1(a) of the Precedent Agreement for the Cypress Project and the "Primary Term" as set forth in Section 1(c) of said Precedent Agreement.

         [*] Confidential portion has been omitted and filed separately with the Commission.

                                                           Service Agreement No.


                                   EXHIBIT A-1
                                 RECEIPT POINTS

All active Receipt Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its SoNet Premier bulletin board.

                                                           Service Agreement No.

                                    EXHIBIT B
                                 DELIVERY POINTS

--------------------------------------------------------------------------------------------------------------------------------
SERVICE TYPE   SERVICE   START DATE(3)  PRIMARY TERM(4)  PT NOTICE    EVERGREEN TERM    EVRG NOTICE      DEL.        TD MDDQ
                CODE                                                                                 POINT/CODE       (Mcf)
                                                                                                        NAME
--------------------------------------------------------------------------------------------------------------------------------
    FT            1       05-01-2007     04-30-2027      24 mo.       36 mo.             24 mo.      SNG-FGTJack    [*]summer(5)
                                                                                                                    [*]winter(6)
--------------------------------------------------------------------------------------------------------------------------------
    FT            2       05-01-2008     09-30-2008      24 mo.       36 mo.              24 mo.     SNG-FGTJack    [*]
                          10-01-2008     04-30-2009                                                                 [*]
                          05-01-2009     09-30-2026                                                                 [*]
                          10-01-2009     04-30-2027                                                                 [*]
--------------------------------------------------------------------------------------------------------------------------------



By:  ________________________________       By:  _______________________________
     Florida Power Corporation d/b/a             Southern Natural Gas Company
     Progress Energy Florida, Inc.

Effective Date:  _______________________



---------
         (3) The actual start date for the FT Service will be determined based on the "Commencement Date" as set forth in Section 1(a) of the Precedent Agreement for the Cypress Project.

         (4) The actual primary term end date for the FT Service will be determined based on the "Primary Term" as set forth in Section 1(c) of the Precedent Agreement for the Cypress Project.

         (5) The Summer Season is May 1 through September 30 of each year.

         (6) The Winter Season is October 1 through April 30 of each year.

         [*] Confidential portion has been omitted and filed separately with the Commission.

                                                           Service Agreement No.

                                   EXHIBIT B-l
                                 DELIVERY POINTS


All active Delivery Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its SoNet Premier bulletin board.

                                                           Service Agreement No.


                                   EXHIBIT "F"
                                 NEGOTIATED RATE


The rate to be charged Shipper for the firm Transportation Demand provided by Company under this Service Agreement shall be a negotiated reservation rate of $[*] per MMBtu for the Primary Term of this Service Agreement, plus [*]. The rate to be charged Shipper for fuel under this Service Agreement shall be [*].





____________________________________________________________
Southern Natural Gas Company




____________________________________________________________

Florida Power Corporation d/b/a Progress Energy Florida, Inc.



Effective Date:  ______________________

End Date:  ____________________________



[*] Confidential portion has been omitted and filed separately with the Commission.

              THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL TREATMENT
                         REQUEST PURSUANT TO RULE 24b-2
              UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         GAS SALE AND PURCHASE CONTRACT

This Gas Sale and Purchase Contract (this "Contract") is entered into on December 1, 2004 (the "Effective Date"), between BG LNG Services, LLC, a Delaware limited liability company ("Seller") and Florida Power Corporation, a Florida corporation, doing business as Progress Energy Florida, Inc. ("Buyer").

                                   WITNESSETH

WHEREAS, Seller desires to deliver and sell, and Buyer desires to receive and purchase, certain quantities of Gas in accordance with the terms and conditions specified in this Contract;

NOW THEREFORE, in consideration of the foregoing and of the agreements contained herein, the Parties agree as follows:

SECTION 1. DEFINITIONS; INTERPRETATION

1.1 Definitions. Unless otherwise defined herein or in any annex hereto, the following terms, when used herein or in any annex hereto shall have the meanings set forth below.

"AFFILIATE" shall mean, with respect to a Party, any entity controlled, directly or indirectly, by such Party, any entity that controls, directly or indirectly, such Party, or any entity directly or indirectly under common control with such Party. For this purpose, "control" of any entity or Party means ownership of a majority of the issued shares or voting power or control in fact of the entity or Party.

"ALTERNATE DELIVERY POINT" shall mean any point of delivery other than the Primary Delivery Point as mutually agreed between the Parties pursuant to the procedures set forth in Section 3.5.

"BRITISH THERMAL UNIT" OR "BTU" shall mean the International BTU, which is also called the Btu (IT).

"BUSINESS DAY" shall mean any day except Saturday, Sunday or Federal Reserve Bank holidays and shall run from 8 a.m. to 5 p.m. Eastern Prevailing Time.

"CLAIMS" shall have the meaning set forth in Section 8.3.

"CONFIRMATION" shall mean a written document setting forth the terms of a Price Change or a Delivery Point Change, as applicable.

"CONTRACT PRICE" shall mean, with respect to a particular delivery Day, the amount expressed in U.S. Dollars per MMBtu determined pursuant to Section 3.3.

"CONTRACT QUANTITY" shall mean, with respect to a particular delivery Day, the Contract Quantity for Hines plus the Contract Quantity for System, as applicable.

"CONTRACT QUANTITY FOR HINES" shall mean the following quantities, each adjusted to reflect any changes to the relevant Transporter(s) natural gas transportation tariff(s) related to charges for fuel and/or losses and unaccounted for volumes, with respect to the entire Delivery Period:

Gas Sale and Purchase Contract (December 1, 2004)

     (i)  [*] MMBtu per Day for the Summer Months; and

     (ii) [*] MMBtu per Day for the Winter Months

"CONTRACT QUANTITY FOR SYSTEM" shall mean the following quantities, each adjusted to reflect any changes to the relevant Transporter(s) natural gas transportation tariff(s) related to charges for fuel and/or losses and unaccounted for volumes:

(a)  with respect to the period from May, 2008 through April, 2009:

     (i)  [*] MMBtu per Day for the Summer Months; and

     (ii) [*] MMBtu per Day for the Winter Months; and

(b) with respect to the period from May, 2009 through the last day of the Delivery Period:

     (i)  [*] MMBtu per Day for the Summer Months; and

     (ii) [*] MMBtu per Day for the Winter Months.

"CONTRACT VALUE" shall have the meaning set forth in Section 11.3.

"COSTS" shall mean, with respect to the Non-Defaulting Party, reasonable brokerage fees, commissions and other similar third party transaction costs and expenses reasonably incurred by such Party either in terminating any arrangement pursuant to which it has hedged its obligations or entering into new arrangements to replace the quantity of Gas not delivered or received hereunder as a result of the early termination of this Contract, and all reasonable attorneys' fees and expenses incurred by the Non-Defaulting Party in connection with a the early termination of this Contract pursuant to Section 11.3 hereof.

"COVER STANDARD" shall mean that if there is an unexcused failure to take or deliver any quantity of Gas pursuant to this Contract, then the performing Party shall use commercially reasonable efforts to (i) if Buyer is the performing Party, (1) obtain replacement Gas at a price reasonable for Gas in the Southern Natural Gas Company or the Florida Gas Transmission Company production area (or, if available at a lower price, at or near the Primary Delivery Point) (or an alternate fuel if elected by Buyer and replacement Gas is not available), and
(2) utilize Buyer's then available secondary transportation that is not curtailed by a Transporter to effect delivery of such replacement gas; or (ii) if Seller is the performing Party, sell such Gas at a price reasonable for Gas at or near the Primary Delivery Point; and consistent with (a) the amount of notice provided by the non-performing Party; (b) the immediacy of the Buyer's Gas consumption needs or Seller's Gas sales requirements, as applicable; (c) the quantities involved; and (d) the anticipated length of failure by the non-performing Party.

"CREDIT RATING" means, with respect to any entity, the rating then assigned by S&P or Moody's to such entity's unsecured, senior long-term debt obligations (not supported by third party credit enhancements), or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned by S&P or Moody's to such entity as a corporate or issuer rating.

"CREDIT SUPPORT ANNEX" shall mean Annex A to this Contract which shall supplement, form part of, and be incorporated into this Contract.

"CYPRESS PIPELINE" shall mean the proposed expansion of Southern Natural Gas Company's ("Southern's") natural gas pipeline system that extends from (i) a point of interconnection with Southern's existing natural gas pipeline system downstream of the Elba Island LNG Terminal; to (ii) an interconnection with the existing (as of the Effective Date), natural gas transmission facilities owned by Florida Gas Transmission Company in Clay County, Florida.

"DAY" shall mean a period of 24 consecutive hours, coextensive with a "day" as defined by the Receiving Transporter.

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004)

"DEFAULTING PARTY" shall have the meaning set forth in Section 11.1.

"DELIVERY PERIOD" shall be the period during which deliveries are to be made under this Contract and shall commence on the date that both of the Cypress Pipeline and the FGT Expansion have been placed into service and end on the date twenty (20) years thereafter.

"DELIVERY POINT" shall mean either the Primary Delivery Point or and Alternate Delivery Point, as applicable.

"DELIVERY POINT CHANGE" shall have the meaning set forth in Section 3.5.

"DEMAND CHARGE" shall have the meaning set forth in Section 3.2.

"EARLY TERMINATION DATE" shall have the meaning set forth in Section 11.2.

"ELBA ISLAND LNG TERMINAL" shall mean the LNG terminal facility located in Chatham County, Georgia, which is, as of the Effective Date, owned and operated by Southern LNG, Inc.

"EVENT OF DEFAULT" shall have the meaning set forth in Section 11.1.

"FERC" shall mean the Federal Energy Regulatory Commission or any successor thereto.

"FGT EXPANSION" shall mean the proposed expansion (as of the Effective Date) of Florida Gas Transmission Company's natural gas pipeline system from (i) a bidirectional meter station at the interconnection of Southern Natural Gas Company's natural gas pipeline system and Florida Gas Transmission Company's natural gas pipeline system, to (ii) Buyer's Hines electrical generating facility located in Polk County, Florida.

"FIRM" shall mean that either Party may interrupt its performance with respect to the delivery or receipt of Gas without liability only to the extent that such performance is prevented for reasons of Force Majeure; provided, however, that during Force Majeure interruptions, the Party invoking Force Majeure may be responsible for any Imbalance Charges as set forth in Section 4.3 related to interruption by the Party invoking Force Majeure after the nomination is made to the relevant Transporter(s) and until the change in deliveries and/or receipts is confirmed by the Transporter(s).

"FIXED PRICE" shall have the meaning set forth in Section 3.6.

"FORCE MAJEURE" shall have the meaning set forth in Section 12.

"GAS" shall mean any mixture of hydrocarbons and noncombustible gases in a gaseous state consisting primarily of methane. Gas shall specifically include regasified LNG, which such LNG Seller has received from either domestic or foreign sources and that Seller (or an agent of Seller) has regasified such that it meets the requirements of the first sentence of this definition.

"GOVERNMENT AGENCY" means any federal, state, local, territorial or municipal government, governmental department, commission, board, bureau, agency, instrumentality, judicial or administrative body (or any agency, instrumentality or political subdivision thereof).

"GOVERNMENTAL APPROVAL" means any authorization, consent, approval, license, lease, ruling, permit, exemption, filing, variance, order, judgment, decree, publication, notice to, declarations of or with or regulation by or with any Government Agency relating to the execution, delivery or performance of this Agreement.

"GUARANTEE" shall mean a guarantee from a party's corporate parent or other Affiliate that is issued to the other Party to this Contract (as a beneficiary thereof), to support the obligations of such first Party.

Gas Sale and Purchase Contract (December 1, 2004)

"GUARANTOR" shall mean with respect to a Party, the entity that has provided a Guarantee to support the obligations of such Party under this Contract. Initially, the Guarantor for Seller shall be BG Energy Holdings Ltd. or its successor, and the Guarantor for Buyer shall be not applicable.

"IMBALANCE CHARGES" shall mean any fees, penalties, costs or charges (in cash or in kind) assessed by a Transporter for failure to satisfy the Transporter's balancing and/or nomination requirements.

"LAW" means any statute, law, ordinance, code, rule or regulation, or other applicable legislative or administrative action of any Government Agency, or any judicial or administrative interpretation thereof.

"LIQUEFIED NATURAL GAS" ("LNG") shall mean natural gas (primarily methane) that has been liquefied by reducing its temperature to -260 degrees Fahrenheit at atmospheric pressure.

"MARKET VALUE" shall have the meaning set forth in Section 11.3.

"MERGER EVENT" shall mean, with respect to a Party or other entity, an event in which such Party or other entity consolidates or amalgamates with, or merges into or with, or transfers substantially all of its assets to another entity and
(i) the resulting entity fails to assume all of the obligations of such Party or other entity hereunder or (ii) the benefits of any credit support provided pursuant to or related to this Contract fail to extend to the performance by such resulting, surviving or transferee entity of its obligations hereunder or
(iii) the resulting entity's creditworthiness is materially weaker than that of such Party or other entity immediately prior to such action.

"MMBTU" shall mean one million British thermal units, which is equivalent to one dekatherm.

"MONTH" shall mean the period beginning on the first Day of the calendar month and ending immediately prior to the commencement of the first Day of the next calendar month.

"MONTHLY DEFICIENCY" shall have the meaning set forth in Section 3.6.

"MOODY'S" means Moody's Investor Services, Inc. or its successor.

"NET SETTLEMENT AMOUNT" shall have the meaning set forth in Section 11.4.

"NON-DEFAULTING PARTY" shall have the meaning set forth in Section 11.2.

"NOTICE" shall have the meaning set forth in Section 9.1 hereof.

"PARTY" shall mean Seller or Buyer individually.

"PARTIES" shall mean Seller and Buyer collectively.

"PAYMENT DATE" shall mean, the later of (i) the 25th day of the Month immediately following the Month during which such Gas is delivered, or (ii) 10 days after receipt of an invoice relating to such Gas; provided, however, that if such day is not a Business Day then the Payment Date shall be the immediately following Business Day.

"PERFORMANCE ASSURANCE" shall have the meaning set forth in the Credit Support Annex.

"PERSON" means any individual, corporation, partnership, limited liability company, association, joint venture, trust, unincorporated organization, Government Agency or other entity.

"PRICE CHANGE" shall have the meaning set forth in Section 3.5.

Gas Sale and Purchase Contract (December 1, 2004)

"PRIMARY DELIVERY POINT" shall mean the interconnection of (i) the Elba Island LNG Terminal and (ii) the Southern Natural Gas Company gas transportation pipeline system.

"RECEIVING TRANSPORTER" shall mean the Transporter receiving Gas at a Delivery Point, or absent such receiving Transporter, the Transporter delivering Gas at a Delivery Point.

"S&P" means the Standard & Poor's Rating Group (a division of McGraw-Hill, Inc.) or its successor.

"SCHEDULED GAS" shall mean the quantity of Gas confirmed by Transporter(s) for movement, transportation or management.

"SPOT PRICE" shall mean, with respect to any particular delivery Day, the price listed in the publication Gas Daily (as published by The McGraw-Hill Companies, Inc. or its successor), in the table entitled "Daily Price Survey" and reported as the "Louisiana-Onshore-South . . . SONAT . . . Midpoint" for Gas delivered during such Day for which such a price is then so published; provided, if there is no single price published for such location for such Day, but there is published a range of prices, then the Spot Price shall be the average of such high and low prices. If no price or range of prices is so published for such Day, then the Spot Price shall be the average of the following: (i) the price (determined as stated above) for the first Day for which a price or range of prices is published that next precedes the relevant Day; and (ii) the price (determined as stated above) for the first Day for which a price or range of prices is published that next follows the relevant Day.

"SUMMER MONTHS" shall mean May, June, July, August, and September.

"TERM" shall have the meaning set forth in Section 2.1 hereof.

"TRANSPORTER(S)" shall mean all Gas gathering or pipeline companies, or local distribution companies, acting in the capacity of a transporter, transporting Gas for Seller or Buyer upstream or downstream, respectively, of the Delivery Point(s).

"WINTER MONTHS" shall mean October, November, December, January, February, March and April.

1.2 Interpretation.  Unless the context otherwise requires:

     (a) Words singular and plural in number will be deemed to include the other and pronouns having masculine or feminine gender will be deemed to include the other.

     (b) Any reference in this Contract to any Person includes its successors and permitted assigns and, in the case of any Government Agency, any Person succeeding to its functions and capacities.

     (c) Any reference in this Contract to any Section or Annex means and refers to the Section contained in this Contract or in an Annex attached to this Contract.

     (d) Other grammatical forms of defined words or phrases have corresponding meanings.

     (e) A reference to writing includes typewriting, printing, lithography, photography and any other mode of representing or reproducing words, figures or symbols in a lasting and visible form.

     (f) Unless otherwise specified, a reference to a specific time for the performance of an obligation is a reference to that time in the place where that obligation is to be performed.

     (g) A reference to a Party to this Contract includes that Party's successors and permitted assigns.

Gas Sale and Purchase Contract (December 1, 2004)

     (h) A reference to a document or agreement, including this Contract, includes a reference to that document or agreement as novated, amended, supplemented or restated from time to time.

1.3 Technical Meanings. Words not otherwise defined herein that have well-known and generally accepted technical or trade meanings are used herein in accordance with such recognized meanings, as of the Effective Date.

SECTION 2. TERM; DELIVERY PERIOD

2.1 The term of this Contract (the "Term") shall commence on the Effective Date and shall remain in effect until the expiration of the Delivery Period, unless otherwise extended by written agreement of the Parties.

2.2 In the event that, prior to the first date of the Delivery Period as defined above, Seller and Buyer mutually agree to move up the first day of the Delivery Period, the Parties shall execute a written amendment to this Contract re-defining "Delivery Period" to reflect the new start date thereof.

SECTION 3. PERFORMANCE OBLIGATIONS

3.1 Seller agrees to sell and deliver to Buyer, and Buyer agrees to receive and purchase from Seller, the Contract Quantity on a Firm basis at the Delivery Point(s) each Day during the Delivery Period in accordance with the terms and conditions of this Contract.

3.2 With respect to each Month during the Delivery Period, Buyer shall pay to Seller an amount equal to the product of: (i) the amount of Gas actually delivered by Seller to Buyer in such Month, and (ii) the Contract Price applicable to such Month (as determined pursuant to Section 3.3).

3.3 Unless otherwise agreed between the Parties pursuant to this Section 3.3, the Contract Price with respect to each delivery Day during a particular Month, shall be the price (expressed in U.S. Dollars per MMBtu) for such Month as published in Inside FERC's Gas Market Report (as published by The McGraw-Hill Companies, Inc. or its successor), under the heading "Market Center Spot-Gas Prices" "South Louisiana" "Henry Hub" "Midpoint", [*] per MMBtu. For any particular Month during the Term, the Parties may agree to change the Contract Price for such Month from that which is described in the previous sentence to either a fixed dollar amount per MMBtu, or a price based on another index (other than the Inside FERC index referenced above), in either case as mutually agreed by the Parties pursuant to the procedures set forth in Section 3.5.

3.4 Unless otherwise agreed between the Parties pursuant to this Section 3.4, the Delivery Point with respect to each delivery Day during a particular Month, shall be the Primary Delivery Point. For any particular Month during the Term, the Parties may agree to change the Delivery Point for such Month to an Alternate Delivery Point pursuant to the procedures set forth in Section 3.5.

3.5 To effect a change to the Contract Price for one or more Months (a "Price Change"), or to effect a change from the Primary Delivery Point to an Alternate Delivery Point for one or more Months (a "Delivery Point Change"), the Party seeking such change must make such request of the other Party prior to 2:30 P.M. Eastern Prevailing Time on the last trading day of the NYMEX gas futures contract (Henry Hub) of the Month immediately preceding the relevant Month or Months for which the change would be effective. Each Party shall exercise reasonable efforts to accept such a proposed change; provided, however, that a Party shall not be required to accept a change that would not be commercially reasonable for such a Party. The Parties acknowledge that Seller's source of Gas for use under this Contract is regasified LNG delivered to the Elba Island LNG Terminal, and therefore any proposed change in Delivery Point that does not allow delivery from the Elba Island LNG Terminal is not commercially reasonable for Seller. If

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004) the Party to whom the request is made accepts the proposed change, such agreement between the Parties may be effectuated through a recorded telephone conversation, with the offer and acceptance constituting the agreement of the Parties. The Parties shall be legally bound from the time they so agree to the terms of such Price Change or Delivery Point Change and may each rely thereon. Any such agreement shall be considered to be a "writing" and to have been "signed" for all purposes hereunder. Notwithstanding the foregoing sentence, the Parties agree that either Party may confirm a telephonic transaction by sending the other Party a Confirmation via facsimile or other mutually agreeable means within a reasonable time of such agreement; provided that the failure of either or both Parties to send a Confirmation shall not invalidate the oral agreement of the Parties. The confirming Party adopts its confirming letterhead, or the like, as its signature on any Confirmation as the identification and authentication of the confirming Party. If the Confirmation contains any provision other than those relating to the terms of the Price Change or Delivery Point Change (i.e. any terms other than the applicable Month and the newly-agreed Contract Price or Delivery Point for such Month), which modify or supplement this Contract, such provisions shall not be binding on the receiving Party; provided that the foregoing shall not invalidate any Price Change or Delivery Point Change agreed to by the Parties. Any failure by either or both Parties to send a Confirmation for any Price Change or Delivery Point Change shall not affect the enforceability of any such Price Change or Delivery Point Change actually entered into nor shall such failure constitute or be deemed to constitute a breach of this Contract. If a sending Party's Confirmation is materially different from the receiving Party's understanding of the agreement concerning the applicable Price Change or Delivery Point Change, such receiving Party shall notify the sending Party in writing (facsimile acceptable) within two Business Days of receipt of such Confirmation and the Parties shall work together to resolve the discrepancies. The failure of the receiving Party to so notify the sending Party in writing by such deadline constitutes the receiving Party's agreement to the terms of the applicable Price Change or Delivery Point Change described in the sending Party's Confirmation. If there are any material differences between timely sent Confirmations governing the same Price Change or Delivery Point Change, then neither Confirmation shall be binding with respect to the differing terms until or unless such differences are resolved including the use of any evidence that clearly resolves the differences in the Confirmations. In the event of a conflict among the terms of (i) a binding Confirmation (including by deemed acceptance as described above), (ii) the oral agreement of the Parties which may be evidenced by a recorded conversation, and
(iii) this Contract, the terms of the documents shall govern in the priory listed in this sentence.

3.6 The Parties may agree to a Price Change that results in a fixed price ("Fixed Price") as opposed to a Contract Price that floats based on NYMEX, industry postings, reference publications, or other external market factors or indices. If a Fixed Price is established and, for any reason whatsoever (other than a breach or default by either Party under this Contract), including, without limitation, an event of Force Majeure or any circumstance (other than a breach or default by either Party under this Contract) that would excuse a Party's obligation to deliver or receive Gas under this Contract, Seller delivers or Buyer takes less than the full Contract Quantity for such Month (a "Monthly Deficiency"), then (1) Buyer shall pay Seller an amount equal to such Monthly Deficiency (expressed in MMBtus) multiplied by the amount, if any, by which the Fixed Price exceeds the applicable NYMEX Natural Gas futures contract price for such Month, or (2) Seller shall pay to the Buyer an amount equal to such Monthly Deficiency (expressed in MMBtus) multiplied by the amount, if any, by which the applicable NYMEX Natural Gas futures contract for such Month exceeds the Fixed Price established for such Month.

SECTION 4. TRANSPORTATION, NOMINATIONS AND IMBALANCES

4.1 Seller shall have the sole responsibility for transporting the Gas to the Delivery Point(s). Buyer shall have the sole responsibility for transporting the Gas from the Delivery Point(s).

4.2 The Parties shall coordinate their nomination activities, giving sufficient time to meet the deadlines of the affected Transporter(s). Each Party shall give the other Party timely prior notice, sufficient to meet the requirements of all Transporter(s) involved in the transaction, of the quantities of Gas to be delivered and purchased each Day. Should either Party become aware that actual deliveries at the Delivery Point(s) are greater or lesser than the Scheduled Gas, such Party shall promptly notify the other Party.

Gas Sale and Purchase Contract (December 1, 2004)

4.3 The Parties shall use commercially reasonable efforts to avoid imposition of any Imbalance Charges. If Buyer or Seller receives an invoice from a Transporter that includes Imbalance Charges, the Parties shall determine the validity as well as the cause of such Imbalance Charges. If the Imbalance Charges were incurred as a result of Buyer's receipt of quantities of Gas greater than or less than the Scheduled Gas, then Buyer shall pay for such Imbalance Charges or reimburse Seller for such Imbalance Charges paid by Seller. If the Imbalance Charges were incurred as a result of Seller's delivery of quantities of Gas greater than or less than the Scheduled Gas, then Seller shall pay for such Imbalance Charges or reimburse Buyer for such Imbalance Charges paid by Buyer. Notwithstanding anything to the contrary herein, in the event of Force Majeure, the Parties shall follow the procedures set forth in Section 12.8 and each Party shall be responsible for any Imbalance Charges arising out of its non-conformance with such procedures.

SECTION 5. QUALITY AND MEASUREMENT

All Gas delivered by Seller shall meet the requirements of the Receiving Transporter's pipeline specifications for pipeline quality Gas. The unit of quantity measurement for purposes of this Contract shall be one MMBtu dry. Measurement of Gas quantities hereunder shall be in accordance with the established procedures of the Receiving Transporter.

SECTION 6. TAXES

Seller shall pay or cause to be paid all taxes, fees, levies, penalties, licenses or charges imposed by any Government Agency ("Taxes") on or with respect to the Gas prior to the Delivery Point(s). Buyer shall pay or cause to be paid all Taxes on or with respect to the Gas at the Delivery Point(s) and all Taxes after the Delivery Point(s). If a Party is required to remit or pay Taxes that are the other Party's responsibility hereunder, the Party responsible for such Taxes shall promptly reimburse the other Party for such Taxes. Any Party entitled to an exemption from any such Taxes or charges shall furnish the other Party any necessary documentation thereof. Failure by either Party to furnish such documentation shall not give rise to a breach of this Contract.

SECTION 7. BILLING, PAYMENT AND AUDIT

7.1 Seller shall invoice Buyer for Gas delivered and received in the preceding Month and for any other applicable charges, providing supporting documentation acceptable in industry practice to support the amount charged. If the actual quantity delivered is not known by the billing date, billing will be prepared based on the quantity of Scheduled Gas. The invoiced quantity will then be adjusted to the actual quantity on the following Month's billing or as soon thereafter as actual delivery information is available.

7.2 Buyer shall remit the amount due under Section 7.1 via wire transfer or ACH, in immediately available funds, on or before the Payment Date. Except as otherwise provided in Section 7.3, in the event any payments are due Buyer hereunder, payment to Buyer shall be made in accordance with this Section 7.2.

7.3 In the event payments become due pursuant to Section 13, the performing Party may submit an invoice to the non-performing Party for an accelerated payment setting forth the basis upon which the invoiced amount was calculated. Payment from the non-performing Party shall be due within five (5) Business Days after receipt of invoice.

7.4 If the invoiced Party, in good faith, disputes the amount of any such invoice or any part thereof, such invoiced Party will pay the portion of such amount as it concedes to be correct; provided, however, if the invoiced Party disputes the amount due, it must provide supporting documentation acceptable in industry practice to support the amount paid or disputed. In the event the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights pursuant to this Section 7.

Gas Sale and Purchase Contract (December 1, 2004)

7.5 If the invoiced Party fails to remit the full amount payable when due, interest on the unpaid portion shall accrue from the date due until the date of payment at a rate equal to the lower of (i) the then-effective prime rate of interest published under "Money Rates" by The Wall Street Journal, plus two percent per annum; or (ii) the maximum applicable lawful interest rate.

7.6 A Party shall have the right, at its own expense, upon reasonable Notice and at reasonable times, to examine and audit and to obtain copies of the relevant portion of the books, records and telephone recordings of the other Party only to the extent reasonably necessary to verify the accuracy of any statement, charge, payment or computation made under this Contract. This right to examine, audit and obtain copies shall not be available with respect to proprietary information not directly relevant to obligations under this Contract. Such right shall include, but not be limited to, copies of any and all statements and/or records pertaining to transportation of Gas with respect to which any such transportation charges are included in billing and/or invoices hereunder, and/or are the subject of any bona fide dispute between the Parties, and without regard as to whether such records and/or statements were generated by the Party being audited or the relevant Transporter. All invoices and billings shall be conclusively presumed final and accurate and all associated claims for underpayments or overpayments shall be deemed waived unless such invoices or billings are objected to in writing, with adequate explanation and/or documentation, within two years after the Month of Gas delivery. All retroactive adjustments under Section 7 shall be paid in full by the Party owing payment within 30 Days of Notice and substantiation of such inaccuracy.

7.7 The Parties shall net all undisputed amounts due and owing, and/or past due, arising under this Contract such that the Party owing the greater amount shall make a single payment of the net amount to the other Party in accordance with
Section 7.2; provided that no payment required to be made pursuant to the terms of Section 10 shall be subject to netting under this Section 7.7.

SECTION 8. TITLE, WARRANTY AND INDEMNITY

8.1 Unless otherwise specifically agreed, title to the Gas shall pass from Seller to Buyer at the Delivery Point(s). Seller shall have responsibility for and assume any liability with respect to the Gas prior to its delivery to Buyer at the specified Delivery Point(s). Buyer shall have responsibility for and assume any liability with respect to said Gas after its delivery to Buyer at the Delivery Point(s).

8.2 Seller warrants that it will have the right to convey and will transfer good and merchantable title to all Gas sold hereunder and delivered by it to Buyer, free and clear of all liens, encumbrances and claims. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE, ARE DISCLAIMED.

8.3 Seller agrees to indemnify and defend Buyer and its Affiliates, and their respective agents, employees, officers and directors, and save them harmless from all losses, liabilities or claims including reasonable attorneys' fees and costs of court ("Claims"), from any and all Persons, arising from or out of claims of title, personal injury or property damage from said Gas or other charges thereon which attach before title passes to Buyer, except to the extent attributable to Buyer's negligence or willful misconduct. Buyer agrees to indemnify and defend Seller and its Affiliates, and their respective agents, employees, officers and directors, and save them harmless from all Claims, from any and all persons, arising from or out of claims regarding payment, personal injury or property damage from said Gas or other charges thereon which attach after title passes to Buyer, except to the extent attributable to Seller's negligence or willful misconduct. Each Party shall indemnify, defend and hold harmless the other Party against any taxes for which such Party is responsible under Section 6.

8.4 Notwithstanding the other provisions of this Section 8, as between Seller and Buyer, Seller will be liable for all Claims to the extent that such arise from the failure of Gas delivered by Seller to meet the quality requirements of
Section 5.

Gas Sale and Purchase Contract (December 1, 2004)

SECTION 9. NOTICES

9.1 All correspondence, invoices, payments and other communications made pursuant to this Contract (each a "Notice") shall be made to the addresses set forth below for such Party or as otherwise may be specified in writing by the respective Parties from time to time by providing Notice in accordance with this
Section 9.1.

If to Buyer:                                 If to Seller:

With respect to Notices that do not relate   With respect to Notices that do not
to invoices or payments:                     relate to invoices or payments:

Progress Energy Florida, Inc.                BG LNG Services, LLC
Attn: Contracts Department                   Attn: President
410 S. Wilmington Street (PEB 10)            5444 Westheimer, Suite 1775
Raleigh, NC 27601                            Houston, Texas 77056
Fax: 919-546-2649                            Fax: 713-599-3781

A copy of any Notice above relating to       A copy of any Notice above relating
Sections 8.3, 10, 11, and 19.10 shall        to Sections 8.3, 10, 11, and 19.10
also be sent to:                             shall also be sent to:

Attn: Assistant General Counsel - Energy
Trading & Marketing                          Attn: VP-Legal
410 S. Wilmington Street (PEB 17)            5444 Westheimer, Suite 1775
Raleigh, NC 2760                             Houston, Texas 77056
Fax: 919-546-2920                            Fax: 713-599-3781

With respect to Notices that relate to       With respect to Notices that relate
invoices or payments:                        to invoices or payments:

Attn: PEF Gas Accounting                     Attn: Financial Controller
410 S. Wilmington Street (PEB 10)            5444 Westheimer, Suite 1775
Raleigh, NC 27601                            Houston, Texas 77056
Fax: 919-546-3258                            Fax: 713-599-3781

9.2 All Notices required hereunder may be sent by facsimile or mutually acceptable electronic means, a nationally recognized overnight courier service, first class mail or hand delivered. Any Notice sent pursuant to Sections 8.3, 10, 11, 12, 15.2, or 19.10 shall not be sent via electronic means.

9.3 Notice shall be given when received on a Business Day by the addressee. In the absence of proof of the actual receipt date, the following presumptions shall apply: Notices sent by facsimile shall be deemed to have been received upon the sending Party's receipt of its facsimile machine's confirmation of successful transmission. If the day on which such facsimile is received is not a Business Day or is after 5:00 p.m. on a Business Day, then such facsimile shall be deemed to have been received on the next following Business Day. Notice by overnight mail or courier shall be deemed received on the next Business Day after it was sent or such earlier time as confirmed by the receiving Party. Notice via first class mail shall be considered delivered five Business Days after mailing.

SECTION 10. CREDIT

10.1 Seller shall cause its Guarantor to provide to Buyer a Guarantee in the form of Annex B by January 1, 2007.


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Gas Sale and Purchase Contract (December 1, 2004)

10.2 The Parties agree that the provisions of the Credit Support Annex set forth the exclusive conditions under which a Party shall be required to transfer Performance Assurance to the other Party as well as the exclusive conditions under which a Party shall release such Performance Assurance, and the Parties agree to abide by all of the terms and conditions of the Credit Support Annex.

SECTION 11. EVENTS OF DEFAULT; REMEDIES

11.1 An "Event of Default" shall mean, with respect to a Party (the "Defaulting Party"), the occurrence of any of the following: Such Party shall (i) make an assignment or any general arrangement for the benefit of creditors; (ii) file a petition or otherwise commence, authorize, or acquiesce in the commencement of a proceeding or case under any bankruptcy or similar law for the protection of creditors or have such petition filed or proceeding commenced against it; (iii) otherwise become bankrupt or insolvent (however evidenced); (iv) be unable to pay its debts as they fall due; (v) have a receiver, provisional liquidator, conservator, custodian, trustee or other similar official appointed with respect to it or substantially all of its assets; (vi) fail to provide Performance Assurance to the other Party pursuant to the terms of the Credit Support Annex;
(vii) not have paid any amount due the other Party hereunder on or before the second Business Day following written Notice that such payment is due and such amount is not the subject of a bona fide dispute pursuant to Section 7.4; (viii) make any representation or warranty herein that was false or misleading in any material respect when made or when deemed made or repeated; (ix) fail to perform any material covenant or obligation set forth in this Contract (except to the extent constituting a separate Event of Default, and except for such Party's obligations to deliver or receive Gas, the exclusive remedy for which is provided in Section 13) if such failure is not remedied within three (3) Business Days after written notice; (x) be the subject of a Merger Event; (xi) disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, this Contract; (xii) fail to deliver or take delivery of the Contract Quantity for a cumulative sixty (60) Days in any twelve (12) month period or any thirty (30) Days in succession, in either case if such failure is not excused, (xiii) failure of Seller to cause its Guarantor to provide to Buyer a Guarantee as provided in Section 10.1 if such failure is not remedied by Seller within five (5) Business Days of Buyer sending a Notice of such failure to Seller; or (xiv) with respect to Seller's Guarantor only, the failure of Seller's Guarantor's Guarantee to be in full force and effect for purposes of this Contract (other than in accordance with its terms) prior to the satisfaction of all obligations of Seller hereunder without the written consent of Buyer, or such Guarantor shall repudiate, disaffirm, disclaim, or reject, in whole or in part, or challenge the validity of the Guarantee.

11.2 If an Event of Default has occurred and is continuing, the Party that is not the Defaulting Party (the "Non-Defaulting Party"), shall have the right in its sole discretion to (i) designate a day (the "Early Termination Date") by providing the Defaulting Party with written notice thereof, which such day shall be within 20 days after the delivery of such Notice, upon which the Non-Defaulting Party will accelerate all amounts owing between the Parties hereunder and liquidate and terminate this Contract pursuant to Section 11.3;
(ii) withhold payments due to the Defaulting Party under this Contract; and/or
(iii) suspend performance under this Contract.

11.3 If the Non-Defaulting Party elects to liquidate and terminate this Contract, the Non-Defaulting Party shall determine, as of the Early Termination Date, in good faith and in a commercially reasonable manner, (i) the amount owed (whether or not then due) by each Party with respect to all Gas delivered and received between the Parties under this Contract on and before the Early Termination Date and all other applicable charges relating to such deliveries and receipts (including without limitation any amounts owed under Section 13), for which payment has not yet been made by the Party that owes such payment under this Contract and (ii) the Market Value, as defined below, of this Contract. The Non-Defaulting Party shall liquidate and accelerate this Contract at its Market Value, so that the amount equal to the difference between such Market Value and the Contract Value, as defined below, shall be due to Buyer if such Market Value exceeds the Contract Value and to Seller if the opposite is the case. "Contract Value" means the amount of Gas remaining to be delivered or purchased under this Contract multiplied by the applicable Contract Price(s), and "Market Value" means the amount of Gas remaining to be delivered or purchased under this Contract multiplied by the market price for a similar transaction at the Delivery Point (or in the event Buyer is the Non-Defaulting Party and is unable to obtain a reasonable determination of

Gas Sale and Purchase Contract (December 1, 2004) the market price at the Primary Delivery Point, then at any other delivery point that is reasonably geographically close to the Primary Delivery Point where Buyer is able to obtain a reasonable determination of the market price), determined by the Non-Defaulting Party in a commercially reasonable manner; in each case, discounting each amount that would have otherwise been due under this Contract to present value in a commercially reasonable manner as of the Early Termination Date (to take account of the period between the date of liquidation and the date on which such amount would have otherwise been due pursuant to this Contract). To ascertain the Market Value, the Non-Defaulting Party may consider, among other valuations, any or all of the settlement prices of NYMEX Gas futures contracts, quotations from leading dealers in energy swap contracts or physical gas trading markets, similar sales or purchases and any other bona fide third-party offers, all adjusted for the length of the remaining portion of the Term and differences in transportation costs (including but not limited to the availability and cost of firm capacity on pipelines and the cost of pipeline expansion capacity if firm capacity is not available). A Party shall not be required to enter into a replacement transaction(s) in order to determine the Market Value. Any extension(s) of the Term to which the Parties are not bound as of the Early Termination Date shall not be considered in determining Contract Value and Market Value. For the avoidance of doubt, any option pursuant to which one Party has the right to extend the Term shall not be considered in determining Contract Value and Market Value. The rate of interest used in calculating net present value shall be determined by the Non-Defaulting Party in a commercially reasonable manner.

11.4 The Non-Defaulting Party shall net or aggregate the following, as appropriate: (1) any and all amounts owing between the Parties under Section 11.3, (2) any Costs incurred by the Non-Defaulting Party, and (3) any amounts received by a Party as a result of exercising its rights to apply or realize against Performance Assurance in accordance with the Credit Support Annex, so that all such amounts are netted or aggregated to a single liquidated amount payable by one Party to the other (the "Net Settlement Amount").

11.5 If any obligation that is to be included in any netting, aggregation or setoff pursuant to Section 11.4 is unascertained, the Non-Defaulting Party may in good faith estimate that obligation and net, aggregate or setoff, as applicable, in respect of the estimate, subject to the Non-Defaulting Party accounting to the Defaulting Party when the obligation is ascertained. Any amount not then due which is included in any netting, aggregation or setoff pursuant to Section 11.4 shall be discounted to net present value in a commercially reasonable manner determined by the Non-Defaulting Party.

11.6 As soon as practicable after a liquidation, Notice shall be given by the Non-Defaulting Party to the Defaulting Party of the Net Settlement Amount, and whether the Net Settlement Amount is due to or due from the Non-Defaulting Party. The Notice shall include a written statement explaining in reasonable detail the calculation of such amount, provided that failure to give such Notice shall not affect the validity or enforceability of the liquidation or give rise to any claim by the Defaulting Party against the Non-Defaulting Party. The Net Settlement Amount shall be paid by the Party that owes it by the close of business on the second Business Day following the receipt of such Notice, which date shall not be earlier than the Early Termination Date. Interest on any unpaid portion of the Net Settlement Amount shall accrue from the date due until the date of payment at a rate equal to the lower of (i) the then-effective prime rate of interest published under "Money Rates" by The Wall Street Journal, plus two percent per annum; or (ii) the maximum applicable lawful interest rate.

11.7 After calculation of a Net Settlement Amount in accordance with Section 11.4, if the Defaulting Party would be owed the Net Settlement Amount, the Non-Defaulting Party shall be entitled, at its option and in its discretion, to
(i) set off against such Net Settlement Amount any amounts due and owing by the Defaulting Party to the Non-Defaulting Party under any other agreements, instruments or undertakings between the Defaulting Party and the Non-Defaulting Party and/or (ii) to the extent any such amounts are not yet liquidated in accordance with Section 11.3, withhold payment of the Net Settlement Amount to the Defaulting Party. The remedy provided for in this Section 11.7 shall be without prejudice and in addition to any right of setoff, combination of accounts, lien, deduction, retention or withholding or other right to which any Party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

Gas Sale and Purchase Contract (December 1, 2004)

11.8 If the Defaulting Party disputes the Non-Defaulting Party's calculation of the Net Settlement Amount, the Defaulting Party shall, within two Business Days of receipt of Non-Defaulting Party's calculation thereof, provide to the Non-Defaulting Party a detailed written explanation of the basis for such dispute; provided, however, that if the Net Settlement Amount is due from the Defaulting Party, the Defaulting Party must nonetheless pay the Net Settlement Amount by the deadline described in Section 11.6. Notwithstanding the foregoing, nothing in this Section 11 shall be construed to restrict or preclude the Party to whom the Net Settlement Amount is owed from realizing on Performance Assurance held by such Party at any time upon and during the continuance of an Event of Default with respect to the other Party, notwithstanding (and without awaiting the outcome of) any dispute as to the Net Settlement Amount.

SECTION 12. FORCE MAJEURE

12.1 Except with regard to a Party's obligation to make any payment due under this Contract, neither Party shall be liable to the other for failure to perform its obligation to deliver or receive Gas under this Contract, to the extent such failure was caused by Force Majeure. The term "Force Majeure" means any cause or event not reasonably within the control of the Party claiming suspension and not due to the fault or negligence of such Party, including without limitation, (i) physical events such as acts of God, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, explosions, breakage or accident or necessity of repairs to facilities, machinery, equipment or lines of pipe; (ii) weather related events affecting an entire geographic region, such as low temperatures which cause freezing or failure of wells or lines of pipe; (iii) interruption and/or curtailment of Firm transportation and/or storage by Transporters; (iv) acts of others such as strikes, lockouts or other industrial disturbances, riots, sabotage, insurrections, wars or acts of terrorism; (v) governmental actions such as necessity for compliance with any court order, Law or policy having the effect of law promulgated by a Government Agency having jurisdiction, (vi) any event, action or circumstance described in the preceding clauses (i) through (v) which impacts the Elba Island LNG Terminal; and (vii) any port closure, weather related events or acts of others that impede the unloading, storage or revaporization of LNG at the Elba Island LNG Terminal.

12.2 Notwithstanding anything to the contrary in Section 12.1, neither Party shall be entitled to claim Force Majeure with respect to a failure to fulfill its obligation to deliver or receive Gas hereunder to the extent such failure was caused by any or all of the following circumstances: (i) the curtailment of interruptible or secondary Firm transportation (unless primary, in-path, Firm transportation is also curtailed); (ii) economic hardship, to include, without limitation, Seller's ability to sell Gas at a higher or more advantageous price than the Contract Price, or Buyer's ability to purchase Gas at a lower or more advantageous price than the Contract Price; (iii) any event or circumstance affecting the supply, extraction, production, or transportation of LNG, which such event or circumstance occurs upstream of the sea buoy identified as "RW "T" Mo(A) WHIS (the "Sea Buoy") which is located just East of the mouth of the Savannah River Channel (which shall specifically include any event or circumstance that affects foreign liquefaction facilities, LNG shipping or other facilities, pipes, other transportation facilities, and/or LNG supply, in each case to the extent such event or circumstance occurs upstream of the Sea Buoy);
(iv) acts of others such as strikes, lockouts or other industrial disturbances, riots, sabotage, insurrections, wars or acts of terrorism that occur other than on United States soil; or (v) governmental actions by any agency or authority outside of the United States.

12.3 A Party shall not be entitled to claim Force Majeure and shall not be relieved of its obligations to deliver or receive Gas hereunder unless such Party has made reasonable efforts to avoid the adverse impacts of the event(s) or circumstance(s) constituting Force Majeure and resolve such event(s) or circumstance(s) in an effort to resume performance. In an event of Force Majeure (including an event of Force Majeure that affects the Elba Island LNG Terminal), the Party claiming excuse shall have no obligation to seek alternate Gas or LNG supplies in order to satisfy any obligation hereunder; provided, however, that in the case of Force Majeure affecting Seller's performance, Seller shall be required to deliver to Buyer Gas owned by Seller then available in storage at the Elba Island LNG Terminal on a pro-rated basis with Seller's other customers, irrespective of the economic impact to Seller. Buyer

Gas Sale and Purchase Contract (December 1, 2004) acknowledges that, with respect to sales of Gas by Seller, it is anticipated that such Gas will primarily be derived from LNG that Seller or its affiliates import through the Elba Island LNG Terminal.

12.4 Seller shall have the right to sell and deliver to third parties any quantities of Gas which Buyer has notified Seller it is unable to receive due to an event of Force Majeure, throughout the duration of the period stipulated in such Notice as the period during which Buyer will be unable to receive such quantities of Gas.

12.5 Notwithstanding anything to the contrary herein, the Parties agree that the settlement of strikes, lockouts or other industrial disturbances that occur within the United States shall be within the sole discretion of the Party experiencing such disturbance.

12.6 The Party whose performance is prevented by Force Majeure must provide Notice to the other Party as soon as practicable after discovery of the event or circumstance constituting Force Majeure. Initial notice may be given orally; however, written Notice with reasonably full particulars of the event or occurrence is required as soon thereafter as reasonably possible. Except as specifically provided in Section 12.7, upon providing written Notice of Force Majeure to the other Party, the affected Party shall be relieved of its obligation to make or accept delivery of Gas, as applicable, from the onset of the Force Majeure event, but only to the extent that the event or circumstance constituting Force Majeure is the direct cause of such Party's inability to perform its obligations, and only with respect to the portion of the Contract Quantity which cannot be delivered or received due to the Force Majeure. To the extent a Force Majeure claim is valid pursuant to this Section 12, neither Party shall be deemed to have failed in any payment obligation related to the portion of the Contract Quantity which cannot be delivered or received due to the Force Majeure.

12.7 Upon receiving written Notice of Force Majeure from the Party affected thereby, the Party not affected by the Force Majeure shall notify any affected Transporters and make any necessary adjustments to nominations to account for any changes in quantities to be delivered or received. Such nomination changes shall be made by the non-affected Party as soon as practicable after receipt of written Notice of Force Majeure from the affected Party, but in no event later than 5:00 p.m. of the next following Business Day after receipt of the Notice.

12.8 The performing Party shall have the right to terminate this Contract upon 60 days prior written Notice to the non-performing Party, without any liability to such performing Party under this Contract (except any outstanding liability for performance rendered), if due to the occurrence of Force Majeure, the non-performing Party is unable to perform its obligations for a period of 730 consecutive Days.

12.9 In the event Seller institutes any curtailments due to events or circumstances that would constitute Force Majeure hereunder, deliveries of Gas to Buyer under this Contract shall be allocated ratably by Seller with deliveries to Seller's other customers (i) whose deliveries are also excused by such Force Majeure, and (ii) which are also supplied on a firm basis with gas from the Elba Island LNG Terminal delivered to a primary point of receipt in Southern's Zone 3. Seller shall allocate deliveries ratably based on the applicable contract volumes of this Contract and such other customers.

SECTION 13. UNEXCUSED FAILURE TO DELIVER/RECEIVE GAS; REMEDY

13.1 Except as set forth in Section 11.1(xii) above, if Seller fails to deliver or Buyer fails to receive Gas during a particular Day and such is not excused pursuant to Section 12 of this Contract, the sole and exclusive remedy of the performing Party shall be recovery of the following:

     (i) in the event of a breach by Seller to deliver Gas during such Day, payment by Seller to Buyer in an amount equal to (A) the positive difference, if any, between the purchase price paid by Buyer utilizing the Cover Standard minus the Contract Price applicable to such Day, adjusted for commercially reasonable differences in transportation costs to or from the Delivery Point(s), multiplied

Gas Sale and Purchase Contract (December 1, 2004) by (B) the difference between the Contract Quantity applicable to such Day and the quantity actually delivered by Seller during such Day; or

     (ii) in the event of a breach by Buyer to receive Gas during such Day, payment by Buyer to Seller in the amount equal to (A) the positive difference, if any, between the Contract Price applicable to such Day minus the price received by Seller utilizing the Cover Standard for the resale of such Gas, adjusted for commercially reasonable differences in transportation costs to or from the Delivery Point(s), multiplied by (B) the difference between the Contract Quantity applicable to such Day and the quantity actually received by Buyer during such Day; or

     (iii) in the event that Buyer has used commercially reasonable efforts to replace the Gas or Seller has used commercially reasonable efforts to sell the Gas to a third party, and no such replacement or sale is available, payment to the performing Party in the amount equal to (A) any unfavorable difference between the Contract Price applicable to such Day and the Spot Price applicable to such Day, adjusted for such additional transportation costs required to deliver gas from a secondary receipt point utilizing Buyer's existing transportation to the applicable Delivery Point, multiplied by (B) the difference between the Contract Quantity applicable to such Day and the quantity actually delivered by Seller and received by Buyer during such Day.

13.2 The non-performing Party shall pay the performing Party the amount calculated pursuant to Section 13.1 within five (5) Business Days after receipt of the performing Party's invoice, which shall set forth the basis upon which such amount was calculated. Imbalance Charges shall not be recovered under
Section 13.1, but rather Seller and/or Buyer shall be responsible for Imbalance Charges, if any, as provided in Section 4.3.

13.3 In the event Seller fails to deliver Gas during a particular Day and such is not excused pursuant to Section 12 of this Contract or by Buyer's failure to perform, then in such case, Seller shall exercise commercially reasonable efforts to obtain and deliver to Buyer replacement Gas.

SECTION 14. LIMITATIONS

THE PARTIES CONFIRM THAT THE EXPRESS REMEDIES AND MEASURES OF DAMAGES PROVIDED IN THIS AGREEMENT SATISFY THE ESSENTIAL PURPOSES HEREOF. FOR BREACH OF ANY PROVISION FOR WHICH AN EXPRESS REMEDY OR MEASURE OF DAMAGES IS PROVIDED, SUCH EXPRESS REMEDY OR MEASURE OF DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY, THE OBLIGOR'S LIABILITY SHALL BE LIMITED AS SET FORTH IN SUCH PROVISION AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. IF NO REMEDY OR MEASURE OF DAMAGES IS EXPRESSLY PROVIDED HEREIN, THE OBLIGOR'S LIABILITY SHALL BE LIMITED TO DIRECT ACTUAL DAMAGES ONLY, SUCH DIRECT ACTUAL DAMAGES SHALL BE THE SOLE AND EXCLUSIVE REMEDY AND ALL OTHER REMEDIES OR DAMAGES AT LAW OR IN EQUITY ARE WAIVED. NEITHER PARTY SHALL BE LIABLE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, BY STATUTE, IN TORT OR CONTRACT, UNDER ANY INDEMNITY PROVISION OR OTHERWISE. IT IS THE INTENT OF THE PARTIES THAT THE LIMITATIONS HEREIN IMPOSED ON REMEDIES AND THE MEASURE OF DAMAGES BE WITHOUT REGARD TO THE CAUSE OR CAUSES RELATED THERETO, INCLUDING THE NEGLIGENCE OF ANY PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, OR ACTIVE OR PASSIVE. TO THE EXTENT ANY DAMAGES REQUIRED TO BE PAID HEREUNDER ARE LIQUIDATED, THE PARTIES ACKNOWLEDGE THAT THE DAMAGES ARE DIFFICULT OR IMPOSSIBLE TO DETERMINE, OR OTHERWISE OBTAINING AN ADEQUATE REMEDY IS INCONVENIENT AND THE DAMAGES CALCULATED HEREUNDER CONSTITUTE A REASONABLE APPROXIMATION OF THE HARM OR LOSS.

Gas Sale and Purchase Contract (December 1, 2004)

SECTION 15. CONDITIONS PRECEDENT

15.1 The Parties' respective obligations under this Contract are subject to the fulfillment by the respective dates specified below (but in no event later than the first Day of the Delivery Period), of the following conditions, unless such are waived by the applicable Party, as provided in Section 15.2:

     (i) The approval of this Contract by Buyer's senior management and if necessary, Buyer's Board of Directors, by January 31, 2005; and

     (ii) The entry by the Florida Public Service Commission of an order approving this Contract without the need for significant alteration (which shall be determined by Buyer in its sole discretion), by June 15, 2005; and

     (iii) The entry by Florida Public Service Commission of an order approving a determination of the need for the additional proposed combined-cycle Unit #4 that is planned to be installed at Buyer's Hines electric power generating facility located in Polk County, Florida, by May 1, 2005; and

     (iv) The execution by Buyer of agreements with each of Southern Natural Gas Company and Florida Gas Transmission Company for each of them to provide Buyer with firm transportation on their respective systems in quantities related to the Contract Quantity of Gas specified in this Contract, each in a form and containing terms and conditions satisfactory to Buyer in its sole discretion (collectively, the "Transportation Agreements"), by December 6, 2004; and

     (v) The entry by the Florida Public Service Commission of an order approving each of the Transportation Agreements without the need for significant alteration (which shall be determined by Buyer in its sole discretion), by June 15, 2005; and

     (vi) Completion and commencement of operation of (which shall be determined by Buyer in its sole discretion), the Cypress Pipeline and the FGT Expansion by March 1, 2009; and

     (vii) The elimination (to Buyer's sole satisfaction) by Buyer of any term or condition contained in the Preliminary Determination issued by FERC related to the Cypress Pipeline that in Buyer's sole discretion are reasonably likely to have a materially adverse effect on Buyer; within 30 days following FERC's issuance of the Preliminary Determination relating to the Cypress Pipeline, but not later than January 31, 2006; and

     (viii) The approval of this Contract by Seller's senior management and if necessary, Seller's Board of Directors, by January 31, 2005.

15.2 If any condition precedent set forth in clauses (i) through (vii) of
Section 15.1 has not been satisfied by the specified date, then (i) Buyer shall have the right to provide a written Notice to Seller waiving the satisfaction of such condition precedent, (ii) the Parties may extend by mutual agreement the deadline for satisfaction thereof, or (iii) either Party may terminate this Contract without any liability to the other Party or any further obligation hereunder by delivering a Notice of termination to the other Party; provided, however, that Buyer may not so terminate this Contract unless Buyer has exercised due diligence to satisfy each such condition precedent (to the extent such condition precedent is within the control of Buyer). If the condition precedent set forth in clause (viii) of Section 15.1 has not been satisfied by the specified date, then (i) Seller shall have the right to provide a written Notice to Buyer waiving the satisfaction of such condition precedent, (ii) the Parties may extend by mutual agreement the deadline for satisfaction thereof, or
(iii) either Party may terminate this Contract without any liability to the other Party or any further obligation hereunder by delivering a Notice of termination to the other Party; provided, however, that Seller may not so terminate this Contract unless Seller has exercised due diligence to satisfy such condition precedent. Upon delivery of any Notice of termination pursuant

Gas Sale and Purchase Contract (December 1, 2004) to this Section 15.2, this Contract shall terminate with immediate effect and neither Party shall have any liability to the other Party whatsoever as a result of such termination.

SECTION 16. INTENTIONALLY OMITTED.

SECTION 17. ADDITIONAL FIRM TRANSPORTATION AND GAS SUPPLY

17.1 Definitions. For purposes of this Section 17, the following terms shall have the following definitions:

"Call Option Delivery Point" means the interconnection of the Cypress Pipeline and Southern's South Georgia lateral; provided, however, that if (i) Southern's rates for South Georgia incremental service are rolled into Southern's FT Zone 3 rate, and (ii) Seller is able to transfer its primary delivery point for such firm transportation to the Suwannee Project on the South Georgia lateral (the "Suwannee Project Delivery Point"), then in such case the Call Option Delivery Point shall be deemed to be the Suwannee Project Delivery Point.

"Firm Transportation" means firm capacity entitlements held by Seller on the first and/or second phase(s) of the Cypress Pipeline ("Phase I") and ("Phase II") respectively from the Elba Island LNG Terminal to an interconnection with Florida Gas Transmission Company, with the Call Option Delivery Point in Seller's primary transportation path.

"Suwannee Project" means a combined-cycle, gas-fired electric generating unit that is constructed by Buyer during the Term of this Contract and that is located at or within very close proximity to Buyer's existing Suwannee plant site.

17.2 Buyer's First Call Option and Second Call Option Related To Gas Supply and Firm Transportation For Suwannee Projects.

     (a) Subject to the conditions set forth in this Section 17, Buyer shall have the option to purchase from Seller on a Firm basis, and, if such option is properly exercised, Seller agrees to sell to Buyer, up to [*] MMBtu/day (but no less than [*] MMBtu/day) of Gas ("Buyer's First Call Option") to supply gas for the Suwannee Project; provided, however, that Seller may elect to reduce the quantity of Buyer's First Call Option by up to [*] MMBtu/day upon notice to Buyer within thirty (30) days of Buyer's election to exercise Buyer's First Call Option. In addition, Buyer shall have the right to purchase from Seller on a Firm basis, and if such option is properly exercised, Seller agrees to sell to Buyer, up to an additional [*] MMBtu/day (but no less than [*] MMBtu/day) of Gas ("Buyer's Second Call Option"); provided, however, that Seller may elect to reduce the quantity of Buyer's Second Call Option by up to [*] MMBtu/day upon notice to Buyer within thirty (30) days of Buyer's election to exercise Buyer's Second Call Option. Buyer's First Call Option and Buyer's Second Call Option may be referred to herein individually as a "Call Option" and collectively as the "Call Options".

     (b) Buyer must notify Seller of its exercise of Buyer's First Call Option by no later than [*]. If Buyer exercises Buyer's First Call Option, Buyer shall diligently pursue an order from the Florida Public Service Commission ("FPSC") for a determination of the need for the Suwannee Project or waive such requirement within five (5) days of exercising such Call Option. If the FPSC rejects Buyer's request for such determination, Buyer may withdraw its exercise of Buyer's First Call Option on the earlier of [*] or thirty (30) days after the rejection. Seller may terminate Buyer's First Call Option and the rights arising thereunder after [*] if the FPSC fails to issue an order approving the Suwannee Project, unless Buyer elects to waive all conditions precedent relating to such approval. Buyer must notify Seller of its exercise of Buyer's Second Call Option after the earlier of (i) exercise of Buyer's First Call Option or (ii) [*]; provided that if Seller has previously acquired capacity on

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004) the second phase of the Cypress Pipeline ("Phase II"), then Buyer must notify Seller of its exercise of Buyer's Second Call Option no later than [*].

     (c) To the extent Buyer exercises either of the Call Options, Seller agrees to sell and deliver, and Buyer agrees to purchase from Seller, the Gas at the Call Option Delivery Point. The price with respect to each delivery Day during a particular Month shall be [*].

     (d) To the extent that Buyer exercises either of the Call Options, Buyer may elect to relocate the Call Option Delivery Point to the Primary Delivery Point, in which event Seller shall release to Buyer Firm Transportation, on a prearranged basis at the maximum applicable rate for such Firm Transportation as reflected in Southern's tariff for Phase I and/or Phase II, as applicable, for a quantity and duration equal to the term and the quantity of Gas to be purchased pursuant to the applicable Call Option(s). If Buyer elects to relocate the Call Option Delivery Point, the Call Option Price shall be reduced by [*].

     (e) To the extent Buyer exercises either of the Call Options, the sale of Gas shall be for a term expiring on the later of (i) 20 years after the in-service date of Phase I, or (ii) in the event Seller acquires capacity on Phase II in connection with the exercise of either the Buyer's First Call Option and/or Buyer's Second Call Option, 20 years after the in-service date of Phase
II. The sale of Gas shall commence on the later of (a) the in-service date of Phase I, or (b) the date specified in Buyer's notice exercising either the Buyer's First Call Option and/or Buyer's Second Call Option; provided that, unless otherwise agreed, Buyer must specify a date [*] following delivery of such notice of exercise. Except as set forth in this Section 17, the terms and conditions of the purchase and sale of any Gas pursuant to the exercise of a Call Option shall be consistent with the agreed terms and conditions of the purchase and sale of the Contract Quantity.

     (f) If, prior to the exercise of either the Buyer's First Call Option or the Buyer's Second Call Option, Seller has committed to firm natural gas sales and transportation arrangements or stand-alone transportation arrangements under Phase I or Phase II ("Additional Sales") that result, at any time during which such Call Options could be exercised by Buyer, in Seller having availability of less than [*] MMBtu/day of Firm Transportation on Phase II, Buyer's right to exercise either Call Option shall be limited to Seller's remaining available Firm Transportation. If (i) Buyer fails to exercise Buyer's First Call Option or withdraws its exercise of Buyer's First Call Option, (ii) Seller elects not to acquire capacity on Phase II, and (iii) prior to the exercise of Buyer's Second Call Option, Seller has committed to Additional Sales that result, at any time during which such Buyer's Second Call Option could be exercised, in Seller having availability of less than [*] MMBtu/day of Firm Transportation on Phase I, then Buyer's right to exercise Buyer's Second Call Option shall be limited Seller's remaining available Firm Transportation. Seller shall notify Buyer of any bona fide contractual offers from a third party that is not affiliated with Seller for Additional Sales with a term in excess of [*]. Buyer shall have the right, exercisable within sixty (60) days of delivery of such notice, to elect to purchase gas and transportation capacity or transportation capacity (in the case of a transportation-only arrangement) from Seller on the same terms and conditions as specified therein. [*]. Seller represents and warrants to Buyer that as of the Effective Date, there are no Additional Sales other than those existing sales to [*]. Buyer acknowledges that the existence of [*] right under [*],

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004) whether or not exercised, constitutes an "Additional Sale." Seller shall promptly provide Notice to Buyer [*].

     (g) If Buyer is prevented from exercising either the Buyer's First Call Option or Buyer's Second Call Option pursuant to Section 17.2(f), Buyer may request that Seller release the Firm Transportation associated with such Call Option. Upon Buyer's request, Seller shall permanently release to Buyer such Firm Transportation if both of the following conditions have been satisfied: (i) Seller does not require the Firm Transportation in order to perform its obligations pursuant to its agreements for Additional Sales and (ii) Seller is permitted pursuant to applicable FERC policy and Southern's FERC Gas Tariff to release the capacity at a transportation rate equal to Seller's negotiated transportation rate. If Seller is not permitted pursuant to applicable FERC policy and Southern's FERC Gas Tariff to release the Firm Transportation to Buyer at a rate equal to Seller's negotiated transportation rate, then Buyer and Seller shall work together to agree upon an alternative arrangement that will put the Parties in the same economic position.

     (h) For any release of Firm Transportation hereunder, Seller shall submit a request to Southern to release the Firm Transportation to Buyer on a prearranged basis at a rate equal to the negotiated rate set forth in Seller's transportation agreement with Southern; provided, however, that, if the negotiated rate is less than the applicable maximum rate set forth in Southern's FERC Gas Tariff, Buyer shall be solely responsible for matching any bid by a competing shipper for the Firm Transportation above the negotiated rate. If Buyer is required to bid a rate that is higher than Seller's negotiated rate in order to acquire the Firm Transportation, Seller shall reimburse Buyer for the difference to the extent that such reimbursement is permitted under applicable FERC policy and Southern's FERC Gas Tariff. The term of any release of Firm Transportation hereunder shall be as set forth in Section 17.2(e). If Seller is not permitted pursuant to applicable FERC policy and Southern's FERC Gas Tariff to reimburse Buyer for the difference between the rate bid by Buyer in order to acquire the Firm Transportation and Seller's negotiated rate, then Buyer and Seller shall work together to agree upon an alternative arrangement that will put the Parties in the same economic position.

     (i) At any time after the exercise of the option described in this Section 17.2, the Parties may agree, pursuant to the procedures set forth in Section 3.5, to change the Suwannee Gas Contract Price for such Month to either a fixed dollar amount per MMBtu, or a price based on another index (other than the Inside FERC index referenced above), in either case as mutually agreed by the Parties.

     (j) If Seller notifies Southern at any time that it desires to acquire capacity on Phase II, Seller shall notify Buyer thereof within thirty (30) Days of Seller's notice to Southern.

17.3 [*]

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004)

17.4 Buyer's Representations Related To The Next Power Project. Buyer shall not accept, propose, or enter into any gas supply contract or similar arrangement in connection with the Next Power Project that, if effective, would prevent Seller from supplying the Requirements of the Next Power Project (up to [*] MMBtu/day of Gas) pursuant to Section 17.3 above. Buyer represents and warrants as of the Effective Date, there are no binding gas supply commitments or gas purchase obligations related to the Next Power Project.

SECTION 18. REPRESENTATIONS AND WARRANTIES

18.1 At all times beginning with the Effective Date (unless otherwise provided below) and ending at the end of the Term, each Party represents and warrants to the other Party that:

(i) the execution, delivery and performance of this Contract are within its powers, have been duly authorized by all necessary action and do not violate any of the terms and conditions in its governing documents, any contracts to which it is a party or any Law, rule, regulation order or the like applicable to it;

(ii) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(iii) beginning at the time of commencement of any delivery obligations hereunder, it will have all Governmental Approvals required for it to legally perform its obligations under this Contract;

(iv) this Contract, and each other document executed and delivered in accordance with this Contract constitutes its legally valid and binding obligations enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, reorganization, moratorium or similar Laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law);

(v) there are no proceedings similar to those described in Section 11.1 (i) through (v) pending or being contemplated by it or, to its knowledge, threatened against it; (vi) except with respect to FERC proceedings in connection with the Cypress Pipeline, there is not pending or, to its knowledge, threatened against it or any of its Affiliates any legal proceedings that could materially adversely affect its ability to perform its obligations under this Contract;

(vii) no Event of Default with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Contract;

(viii) it is acting for its own account, has made its own independent decision to enter into this Contract and as to whether this Contract is appropriate or proper for it based upon its own judgment, is not relying upon the advice or recommendations of the other Party in so doing, and is capable of assessing the merits of and understanding, and understands and accepts, the terms, conditions and risks of this Contract;

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004)

(ix) it has entered into this Contract in connection with the conduct of its business and it has the capacity or ability to make or take delivery of the Gas referred to hereunder and the material economic terms hereof have been subject to individual negotiation by the Parties.

(x) it is the understanding of both of the Parties that this Contract constitutes a "forward contract" within the meaning of the United States Bankruptcy Code and that each of Buyer and Seller is (i) a "forward contract merchant" within the meaning of the United States Bankruptcy Code,
     (ii) an "eligible contract participant" as such term is defined in the Commodity Exchange Act, as amended 7 U.S.C. Section 1 (a) (12), and (iii) an "eligible commercial entity" as such term is defined in the Commodity Exchange Act, as amended 7 U.S.C. Section 1 (a) (11).

18.2 Seller further represents and warrants to Buyer that Seller and/or its Affiliates will either own or hold firm rights to (i) terminalling capacity at the Elba Island LNG Terminal, (ii) LNG supplies; and (iii) transportation capacity to effect delivery to any Alternate Delivery Point(s) (to the extent that the Parties have agreed upon an Alternate Delivery Point that requires Seller to obtain transportation), all to the extent necessary to meet Seller's obligations to Buyer under this Contract.

SECTION 19. MISCELLANEOUS

19.1 Assignment. No assignment of this Contract, in whole or in part, whether by merger and operation of law or otherwise, will be made without the prior written consent of the non-assigning Party, which consent shall not be unreasonably withheld or delayed; provided, however, either Party may transfer its interest to any Affiliate by assignment, merger or otherwise without the prior approval of the other Party if (i) such transfer or assignment is to an entity whose creditworthiness is equal to or better than that of the transferee party immediately preceding the transfer, (ii) such transfer has no adverse tax consequences to the non-transferring Party, (iii) the assignee agrees in writing to be bound to all of the assignor's obligations under this Contract, and (iv) such transfer does not affect any Guarantee (or the benefit to the named beneficiary thereof) that has been previously provided to the non-transferring Party and that was still in effect immediately prior to such transfer.

19.2 Severability. If any term or provision of this Contract or the application thereof to any Person or circumstance is held to be illegal, invalid or unenforceable under any present or future Law or by any Governmental Agency, (a) such term or provision shall be fully severable, (b) this Contract shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Contract shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) the Parties shall negotiate in good faith to agree upon legal, valid and enforceable substitute provisions to carry out the purposes and intent of the illegal, invalid or unenforceable terms and provisions.

19.3 Waiver. Any term or condition of this Contract may be waived at any time by the Party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The failure or delay of either Party to require performance by the other Party of any provision of this Contract shall not affect its right to require performance of such provision unless and until such performance has been waived by such Party in writing in accordance with the terms hereof. No waiver by either Party of any term or condition of this Contract, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Contract on any future occasion.

19.4 Entire Agreement. This Contract sets forth all understandings between the Parties respecting the transaction contemplated herein, and any prior contracts, understandings and representations, whether oral or written, relating to such transaction are merged into and superseded by this Contract. Except as otherwise provided in Section 3.4 hereof, this Contract may be amended only by a writing executed by both Parties.

Gas Sale and Purchase Contract (December 1, 2004)

19.5 Governing Law. The validity, interpretation and performance of this Contract and each of its provisions shall be governed by the applicable laws of the state of New York, without regard to the application of such state's laws relating to conflicts of laws (except for Section 5-1401 and 5-1402 of the General Obligations Laws).

19.6 Venue. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT SITTING OUTSIDE OF THE STATE OF TEXAS, THE STATE OF LOUISIANA, THE STATE OF ILLINOIS, OR THE STATE OF MISSISSIPPI FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS CONTRACT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT SUCH COURTS SITTING OUTSIDE OF THE STATE TEXAS, THE STATE OF LOUISIANA, THE STATE OF ILLINOIS, OR THE STATE OF MISSISSIPPI SHALL BE THE EXCLUSIVE FORUMS FOR RESOLVING ANY DISPUTE OR CONTROVERSY UNDER OR WITH RESPECT TO THIS CONTRACT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH COURTS AND ANY CLAIMS THAT ANY SUCH PROCEEDINGS BROUGHT IN SUCH COURTS HAVE BEEN BROUGHT IN INCONVENIENT FORUMS.

19.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS CONTRACT.

19.8 Third Parties. This Contract is intended solely for the benefit of the Parties. Nothing in this Contract shall be construed to create any duty or liability to, or standard of care with reference to, any other Person.

19.9 Headings. The headings and subheadings contained in this Contract are used solely for convenience and do not constitute a part of this Contract between the Parties and shall not be used to construe or interpret the provisions of this Contract.

19.10 Confidentiality. Neither Party shall disclose directly or indirectly without the prior written consent of the other Party the terms of this Contract to a third party (other than the employees, lenders, royalty owners, counsel, accountants and other agents of the Party and its Affiliates, prospective purchasers of all or substantially all of a Party's assets or of any rights under this Contract, provided such Persons shall have agreed to keep such terms confidential) except (i) in order to comply with any applicable Law, order, regulation, or exchange rule (including without exclusion disclosures required by the Securities and Exchange Commission), (ii) to the extent necessary for the enforcement of this Contract, (iii) to the extent necessary to implement any delivery or receipt of Gas under this Contract, or (iv) to the extent such information is delivered to such third Party for the sole purpose of calculating a published index (provided, however, that such information shall be handled in an aggregate form with other data such that it cannot be used to identify the Parties to this Contract). Each Party shall notify the other Party of any proceeding of which it is aware which may result in disclosure of the terms of this Contract (other than as permitted hereunder), if and to the extent that such notification does not violate any order or decree with regard to such proceeding, and shall use reasonable efforts to prevent or limit the disclosure. Subject to Section 14, the Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with this confidentiality obligation. Notwithstanding anything to the contrary in this
Section 19.10, Buyer shall have the right to provide a copy of this Contract to the Florida Public Service Commission and any other entity that is a party to the relevant docket that has executed a confidentiality agreement to retain such information confidential, without prior notice to or the consent of Seller, in connection with Buyer's attempts to obtain the Florida Public Service Commission's approval of this Contract; provided, however, that at the time Buyer provides this Contract to the Florida Public Service Commission, Buyer shall petition the Florida Public Service Commission to keep confidential for a period of eighteen months certain information contained herein, including without

Gas Sale and Purchase Contract (December 1, 2004) limitation, all information related to the Contract Price and the Contract Quantity. Buyer shall inform Seller within two Business Days if the Florida Public Service Commission denies Buyer's request to keep such information confidential for such period. In such event, Seller shall have the right to immediately terminate this Contract by written notice to Buyer. During the Term of this Contract, at Seller's request, Buyer shall cooperate with Seller to petition the Florida Public Service Commission for extension of the confidential treatment of the information related to the Contract Price and the Contract Quantity for periods beyond the initial eighteen months.

19.11 Market Disruption Affecting Price Source. The following provisions shall be applicable where the Contract Price is determined by reference to a third-party information source or with respect to instances in which the Spot Price is applied:

     19.11.1 Market Disruption. If a Market Disruption Event (as defined below) occurs during the Determination Period (as defined below), the Floating Price (as defined below) for the affected Trading Day(s) (as defined below) shall be determined pursuant to the Floating Price for the first Trading Day thereafter on which no Market Disruption Event exists; provided, however, that if the Floating Price is not so determined within three Business Days after the first Trading Day on which the Market Disruption Event occurred or existed, then the Parties shall negotiate in good faith to agree on a Floating Price (or a method for determining a Floating Price), and if the Parties have not so agreed on or before the 12th Business Day following the first Trading Day on which the Market Disruption Event occurred or existed, then the Floating Price shall be determined in good faith by Buyer by taking the average of two or more dealer quotes. "Market Disruption Event" means, with respect to any Price Source (as defined below), any of the following events (the existence of which shall be determined in good faith by Buyer): (i) the failure of the Price Source to announce or publish information necessary for determining the Floating Price;
(ii) the failure of trading to commence or the permanent discontinuation or material suspension of trading in the relevant options contract or commodity on the Exchange (as defined below) or in the market specified for determining a Floating Price; (iii) the temporary or permanent discontinuance or unavailability of the Price Source (iv) the temporary or permanent closing of any Exchange specified for determining a Floating Price; or (v) a material change in the formula for the method of determining the Floating Price. "Price Source" means the publication (or such other origin of reference, including an Exchange) containing (or reporting) the specified price (or prices from which the specified price is calculated). "Floating Price" means the Contract Price that is based upon a Price Source. "Exchange" means, in respect of a price, the exchange or principal trading market specified in the calculation of such price. "Determination Period" means each calendar Month, a part or all of which is within the delivery period during which the relevant price applies. "Trading Day" means a day in respect of which the relevant Price Source published the Floating Price.

     19.11.2 Corrections to Published Prices. For purposes of determining the relevant prices for any Day, if the price published or announced on a given Day and used or to be used to determine a relevant price is subsequently corrected and the correction is published or announced by the person responsible for that publication or announcement, either Party may notify the other Party of (i) that correction and (ii) the amount (if any) that is payable as a result of that correction. If a Party gives notice that an amount is so payable, the Party that originally either received or retained such amount will, not later than two Business Days after the effectiveness of that notice, pay, subject to any applicable conditions precedent, to the other Party that amount, together with interest at a rate equal to the lower of (x) the then-effective prime rate of interest published under "Money Rates" by The Wall Street Journal; or (y) the maximum applicable lawful interest rate, for the period from and including the day on which payment originally was (or was not) made to but excluding the day of payment of the refund or payment resulting from that correction.

     19.11.3 Calculation of Floating Price. For the purposes of the calculation of a Floating Price, all numbers shall be rounded to three decimal places. If the fourth decimal number is five or greater, then the third decimal number shall be increased by one, and if the fourth decimal number is less than five, then the third decimal number shall remain unchanged.

Gas Sale and Purchase Contract (December 1, 2004)

19.12 Construction. The language used in this Contract is the product of both Parties' efforts and each Party hereby irrevocably waives the benefit of any rule of contract construction which disfavors the drafter of a contract or the drafter of specific language in a contract.

19.13 Recording. The Parties agree that each Party may electronically record all telephone conversations with respect to this Contract between their respective employees, without any special or further notice to the other Party. Each Party shall obtain any necessary consent of its agents and employees to such recording. Each Party waives any objections to the introduction of the recorded conversations into evidence in any proceeding based on the Statute of Frauds, the parol evidence rule, or the best evidence rule. Each Party waives any objection or defense to its authority or the authority of its employee provided that such employee can be identified on the relevant employing Party's recording. No Party may knowingly destroy or erase a recording once the possessing Party becomes aware of an actual dispute in which the recording may reasonably be anticipated to be discoverable.

19.14 Independent Contractors. The Parties are independent contractors. Nothing contained in this Contract shall be deemed to create an association, joint venture, partnership or principal/agent relationship between the Parties hereto or to impose any partnership obligation or liability on either Party. Neither Party shall have any right, power or authority hereunder to enter into any agreement or commitment, act on behalf of, or otherwise bind the other Party in any way.

19.15 Survival.  The rights of either Party pursuant to Sections 7, 8.3, 11,
19.10 and any other provision(s) of this Contract that expressly or by implication comes into or remains in force following the termination or expiration of this Contract shall survive the termination or expiration of this Contract.

19.16 Imaged Agreement. Any original executed counterpart of this Contract, or other related document may be photocopied and stored on computer tapes and disks (the "Imaged Agreement"). The Imaged Agreement, if introduced as evidence on paper, a tape or other electronic recording of an oral agreement to a Price Change made pursuant to Section 3.4 (the "Transaction Tape"), if introduced as evidence in its original form and as transcribed onto paper, and all computer records of the foregoing, if introduced as evidence in printed format, in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither Party shall object to the admissibility of the Transaction Tape, or the Imaged Agreement (or photocopies of the transcription of the Transaction Tape, or the Imaged Agreement) on the basis that such were not originated or maintained in documentary form under the hearsay rule, the best evidence rule, or the parol evidence rule.

19.17 Counterparts. This Contract may be executed in several counterparts, and all such counterparts shall constitute one agreement binding on both Parties hereto and shall have the same force and effect as an original instrument.

                  (Remainder of page intentionally left blank.
                           Signature page to follow.)

Gas Sale and Purchase Contract (December 1, 2004)

IN WITNESS WHEREOF, the Parties have caused this Contract to be executed by their respective duly authorized officers as of the Effective Date.

FLORIDA POWER CORPORATION
D/B/A PROGRESS ENERGY FLORIDA, INC.


BY: /S/ ROBERT F. CALDWELL
    ----------------------------------
NAME: ROBERT F. CLADWELL
TITLE: VICE PRESIDENT - REGULATED COMMERCIAL OPERATIONS


BG LNG SERVICES, LLC


BY: /S/ ELIZABETH SPOMER
    ----------------------------------
NAME: ELIZABETH SPOMER
TITLE: VICE PRESIDENT

Gas Sale and Purchase Contract (December 1, 2004)

                                     ANNEX A

                              CREDIT SUPPORT ANNEX

     This Credit Support Annex ("CSA") supplements, forms a part of, and is subject to the Gas Sale and Purchase Contract between BG LNG Services, LLC ("Seller") and Florida Power Corporation, doing business as Progress Energy Florida, Inc. ("Buyer"), dated December 1, 2004 (the "Contract"). Capitalized terms used in this CSA but not defined herein shall have the meanings ascribed to them in the Contract. If a term is defined in both the Contract and this CSA, then with respect to a particular Section of the Contract in which such term is used, the definition in the Contract shall apply, and with respect to a particular Section of the CSA in which such term is used, the definition in the CSA shall apply. References in this CSA to Sections or Articles shall be to sections and articles of this CSA unless otherwise specified.

     The obligations of each Party under the Contract shall be secured in accordance with the provisions of this CSA, which, except as provided below, sets forth the exclusive conditions under which a Party will be required to Transfer Performance Assurance in the form of Cash, a Letter of Credit, as well as the exclusive conditions under which a Party will release such Performance Assurance.

                                   ARTICLE 1.
                          DEFINITIONS AND CONSTRUCTION.

1.1 DEFINITIONS.  For purposes of this CSA, the definitions set forth in this
Section 1.1 shall apply unless the context clearly indicates otherwise. All capitalized terms used in this CSA that are not defined in this Section 1.1 shall have the definitions set forth elsewhere herein or in the Contract. Words, phrases or expressions used in this CSA, which are not capitalized terms or otherwise defined herein, and which have an accepted meaning in the custom and usage of the business of buying, selling, generating, delivering, and transporting Gas shall have that meaning.

"CALCULATION DATE" means any Local Business Day on which a Party chooses or is requested by the other Party to make the determinations referred to in Sections 2.1, 2.3, 2.5, or 2.8 of this CSA.

"CASH" means U.S. dollars held by or on behalf of a Party as Performance Assurance hereunder.

"COLLATERAL REQUIREMENT" shall have the meaning set forth in Section 2.1.

"COLLATERAL THRESHOLD" means,

     (a)  with respect to Seller:

          The lower of (a) the then current amount of the Guarantee provided to Buyer by Seller's Guarantor pursuant to Section 10.1 of the Contract,
          (b) the amount set forth below under the heading "Seller's Collateral Threshold" opposite the Credit Rating for Seller's Guarantor on the relevant date of determination, and if Seller's Guarantor's Credit Ratings shall not be equivalent, the lower Credit Rating shall govern, or (c) zero if on the relevant date of determination Seller's Guarantor does not have a Credit Rating from the rating agency(ies) specified below or an Event of Default with respect to Seller has occurred and is continuing:

      SELLER'S
COLLATERAL THRESHOLD   S&P CREDIT RATING   MOODY'S CREDIT RATING
--------------------   -----------------   ---------------------
        $[*]             A - (or above)        A3 (or above)
        $[*]             BBB +                 Baa1
        $[*]             BBB                   Baa2
        $[*]             BBB -                 Baa3
        $[*]             Below BBB -           Below Baa3

     (b)  with respect to Buyer:

          The amount set forth below under the heading "Buyer's Collateral Threshold" opposite the Credit Rating for Buyer on the relevant date of determination, and if Buyer's Credit Ratings shall not be equivalent, the lower Credit Rating shall govern, or (b) zero if on the relevant date of determination

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004)

          Buyer does not have a Credit Rating from the rating agency(ies) specified below or an Event of Default with respect to Buyer has occurred and is continuing:

       BUYER'S
COLLATERAL THRESHOLD   S&P CREDIT RATING   MOODY'S CREDIT RATING
--------------------   -----------------   ---------------------
        $[*]             A - (or above)        A3 (or above)
        $[*]             BBB +                 Baa1
        $[*]             BBB                   Baa2
        $[*]             BBB -                 Baa3
        $[*]             Below BBB -           Below Baa3

"COLLATERAL VALUE" means (i) with respect to Cash, the face amount thereof; (ii) with respect to Letters of Credit, the Valuation Percentage multiplied by the stated amount then available under the Letter of Credit to be unconditionally drawn by the beneficiary thereof.

"EXPOSURE AMOUNT" means the net value of the amounts calculated pursuant to
Section 11.3 (i) and (ii) if such amounts were to be calculated at any time during the Term of this Contract; irrespective of whether an Early Termination Date had occurred.

"INTEREST AMOUNT" means with respect to a Party and an Interest Period, the sum of the daily interest amounts for all days in such Interest Period; each daily interest amount to be determined by such Party as follows: (a) the amount of Cash held by such Party on that day; multiplied by (b) the Interest Rate for that day, divided by (c) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred by a Party (or if no Interest Amount has yet been Transferred by such Party, the Local Business Day on which Cash was Transferred to such Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate for the applicable day opposite the caption "Federal Funds (Effective)" as set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

"LETTER OF CREDIT" means an irrevocable, non-transferable, standby letter of credit, issued by a major U.S. commercial bank or a U.S. branch office of a major commercial foreign bank, with a credit rating of at least "A-" by S&P or "A3" by Moody's and having at least $10,000,000,000 in total assets and capital surplus of at least $1,000,000,000. The form of the Letter of Credit and its issuer shall be reasonably acceptable to the Party in whose favor the Letter of Credit is issued. Costs of a Letter of Credit shall be borne by the applicant for such Letter of Credit.

"LETTER OF CREDIT DEFAULT" means with respect to a Letter of Credit, the occurrence of any of the following events: (a) the issuer of such Letter of Credit shall fail to maintain a Credit Rating of at least (i) "A-" by S&P or "A3" by Moody's, if such issuer is rated by both S&P and Moody's, (ii) "A-" by S&P, if such issuer is rated only by S&P, or (iii) "A3" by Moody's, if such issuer is rated only by Moody's; (b) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit; (c) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (d) such Letter of Credit shall expire or terminate, or shall fail or cease to be in full force and effect at any time during the Term of this CSA, in any such case without replacement; or (e) the issuer of such Letter of Credit shall become bankrupt (however evidenced); provided, however, that no Letter of Credit Default shall occur or be continuing in any event with respect to a Letter of Credit after the time such Letter of Credit is required to be canceled or returned to a Party in accordance with the terms of this CSA.

"LOCAL BUSINESS DAY" means any day except a Saturday, Sunday, or a Federal Reserve Bank holiday. A Local Business Day shall open at 8:00 a.m. and close at 5:00 p.m. local time for the relevant Party's principal place of business. The relevant Party, in each instance unless otherwise specified, shall be the Party from whom the notice, payment or delivery is being sent and by whom the notice or payment or delivery is to be received.

"MINIMUM TRANSFER AMOUNT" means, with respect to Buyer and Seller, $100,000.

"NOTIFICATION TIME" means 11:00 a.m. Eastern Prevailing Time on a Local Business Day.

"PERFORMANCE ASSURANCE" means either Cash or Letter(s) of Credit. Any Interest Amount or portion thereof not Transferred pursuant to Section 2.6(a)(iv) and any Cash received and held by a Party after drawing on any Letter of

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

Gas Sale and Purchase Contract (December 1, 2004)

Credit will constitute Performance Assurance in the form of Cash, until all or any portion of such Cash is applied against Obligations owing to such Party pursuant to the provisions of this CSA. Any Guarantee executed by a Guarantor of a Party shall not constitute Performance Assurance hereunder.

"PLEDGING PARTY" shall have the meaning set forth in Section 2.1.

"QUALIFIED CONSULTANT" means an independent consultant who shall have expertise in the relevant markets and in the valuation of Gas purchase and sale agreements.

"QUALIFIED INSTITUTION" means a commercial bank or trust company organized under the laws of the United States or a political subdivision thereof, with (i) a Credit Rating of at least (a) "A-" by S&P and "A3" by Moody's, if such entity is rated by both S&P and Moody's or (b) "A-" by S&P or "A3" by Moody's, if such entity is rated by either S&P or Moody's but not both, and (ii) having a capital and surplus of at least $10,000,000,000.

"ROUNDING AMOUNT" means $100,000.

"SECURED PARTY" shall have the meaning set forth in Section 2.1.

"SECURED PARTY'S EXPOSURE" shall have the meaning set forth in Section 2.1.

"TRANSFER" means, with respect to any Performance Assurance or Interest Amount, and in accordance with the instructions of the Party entitled thereto: (i) in the case of Cash, payment or transfer by wire transfer into one or more bank accounts specified by the recipient or (ii) in the case of Letters of Credit, delivery of the Letter of Credit or an amendment thereto to the recipient.

"VALUATION PERCENTAGE" means, (i) with respect to Cash, 100%; and (ii) with respect to Letter(s) of Credit, 100% unless either (A) a Letter of Credit Default shall have occurred and be continuing with respect to such Letter of Credit, or (B) thirty (30) or fewer Local Business Days remain prior to the expiration of such Letter of Credit, in which cases the Valuation Percentage shall be zero (0).

                                   ARTICLE 2.
                             PERFORMANCE ASSURANCE.

2.1 CALCULATION OF COLLATERAL REQUIREMENT.

(a) On any Calculation Date, the Exposure Amount shall be calculated. The Party to whom such Exposure Amount would be owed on such Calculation Date shall be the "Secured Party". The Party that would owe such Exposure Amount on such Calculation Date shall be the "Pledging Party". The amount of such Exposure Amount that would be owed to the Secured Party shall be the "Secured Party's Exposure".

(b) The "Collateral Requirement" for the Pledging Party means the Secured Party's Exposure minus the sum of:

     (1) the Pledging Party's Collateral Threshold; plus

     (2) the amount of Cash previously Transferred to the Secured Party, the amount of Cash held by the Secured Party as Performance Assurance as a result of drawing under any Letter of Credit, and any Interest Amount that has not yet been Transferred to the Pledging Party; plus

     (3) the Collateral Value of each Letter of Credit maintained by the Pledging Party for the benefit of the Secured Party; provided, however, that, the Collateral Requirement of a Party will be deemed to be zero (0) whenever the calculation of such Party's Collateral Requirement yields a number less than zero (0).

2.2 Intentionally omitted.

2.3 DELIVERY OF PERFORMANCE ASSURANCE. On any Calculation Date on which (a) no Event of Default has occurred and is continuing with respect to the Secured Party, (b) no Early Termination Date has occurred or been designated as a result of an Event of Default with respect to the Secured Party for which there exist any unsatisfied payment Obligations, and (c) the Pledging Party's Collateral Requirement equals or exceeds its Minimum Transfer Amount, then the Secured Party may demand that the Pledging Party Transfer to the Secured Party, and the Pledging Party shall, after receiving such notice from the Secured Party, Transfer, or cause to be Transferred to the Secured Party, Performance Assurance for the benefit of the Secured Party, having a Collateral Value at least equal to the Pledging Party's Collateral Requirement. The amount of Performance Assurance required to be Transferred hereunder shall be rounded up to the nearest integral multiple of the Rounding Amount. Unless otherwise agreed in writing by the Parties, (i) Performance Assurance demanded of a Pledging Party on or before the Notification Time

Gas Sale and Purchase Contract (December 1, 2004) shall be provided by the close of business on the next Local Business Day and
(ii) Performance Assurance demanded of a Pledging Party after the Notification Time shall be provided by the close of business on the second Local Business Day thereafter. Any Letter of Credit shall be Transferred to such address as the Secured Party shall specify and any such demand made by the Secured Party pursuant to this CSA shall specify account information for the account to which Performance Assurance in the form of Cash shall be Transferred. Failure by the Pledging Party to comply with the provisions of this Section 2.3 shall constitute an Event of Default pursuant to Section 11 of the Contract.

2.4 ENCUMBRANCE; GRANT OF SECURITY INTEREST. As security for the prompt and complete payment of all amounts due or that may now or hereafter become due from a Party to the other Party and the performance by a Party of all covenants and obligations to be performed by it pursuant to this CSA, the Contract and any other documents, instruments or agreements executed in connection therewith (collectively, the "OBLIGATIONS"), each Party hereby pledges, assigns, conveys and transfers to the other Party, and hereby grants to the other Party a present and continuing security interest in and to, and a general first lien upon and right of set off against, all Performance Assurance which has been or may in the future be Transferred to, or received by, the other Party and/or its Custodian, and all dividends, interest, and other proceeds from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the foregoing and each Party agrees to take such action as the other Party reasonably requests in order to perfect the other Party's continuing security interest in, and lien on (and right of setoff against), such Performance Assurance.

2.5 REDUCTION AND SUBSTITUTION OF PERFORMANCE ASSURANCE.

     (a) On any Local Business Day (but no more frequently than weekly with respect to Letters of Credit and daily with respect to Cash), a Pledging Party may request a reduction in the amount of Performance Assurance previously provided by the Pledging Party for the benefit of the Secured Party, provided that, after giving effect to the requested reduction in Performance Assurance,
(i) the Pledging Party shall in fact have a Collateral Requirement of zero, and
(ii) no Event of Default with respect to the Pledging Party shall have occurred and be continuing. A permitted reduction in Performance Assurance may be effected by the Transfer of Cash to the Pledging Party or the reduction of the amount of an outstanding Letter of Credit previously issued for the benefit of the Secured Party. The amount of Performance Assurance required to be reduced hereunder shall be rounded down to the nearest integral multiple of the Rounding Amount. The Pledging Party shall have the right to specify the means of effecting the reduction in Performance Assurance. In all cases, the cost and expense of reducing Performance Assurance (including, but not limited to, the reasonable costs, expenses, and attorneys' fees of the Secured Party) shall be borne by the Pledging Party. Unless otherwise agreed in writing by the Parties,
(i) if the Pledging Party's reduction demand is made on or before the Notification Time, then the Secured Party shall have one (1) Local Business Day to effect a permitted reduction in Performance Assurance and (ii) if the Pledging Party's reduction demand is made after such time on a Local Business Day, then the Secured Party shall have two (2) Local Business Days to effect a permitted reduction in Performance Assurance, in each case, if such reduction is to be effected by the return of Cash to the Pledging Party. If a permitted reduction in Performance Assurance is to be effected by a reduction in the amount of an outstanding Letter of Credit previously issued for the benefit of the Secured Party, the Secured Party shall promptly take such action as is reasonably necessary to effectuate such reduction.

     (b) Except when an Event of Default with respect to the Pledging Party shall have occurred and be continuing, the Pledging Party may substitute Performance Assurance for other existing Performance Assurance of equal Collateral Value upon two (2) Local Business Day's written notice to the Secured Party; provided, however, that if such substitute Performance Assurance is of a type not otherwise approved by this CSA, then the Secured Party must consent to such substitution. Upon the Transfer to the Secured Party and/or its Custodian of the substitute Performance Assurance, the Secured Party and/or its Custodian shall Transfer the relevant replaced Performance Assurance to the Pledging Party within two (2) Local Business Days. Notwithstanding anything herein to the contrary, no such substitution shall be permitted unless (i) the substitute Performance Assurance is Transferred simultaneously or has been Transferred to the Secured Party and/or its Custodian prior to the release of the Performance Assurance to be returned to the Pledging Party and the security interest in, and general first lien upon, such substituted Performance Assurance granted pursuant hereto in favor of the Secured Party shall have been perfected as required by applicable law and shall constitute a first priority perfected security interest therein and general first lien thereon, and (ii) after giving effect to such substitution, the Collateral Value of such substitute Performance Assurance shall not be materially diminished. Each substitution of Performance Assurance shall constitute a representation and warranty by the Pledging Party that the substituted Performance Assurance shall be subject to and governed by the terms and conditions of this CSA, including without limitation the security interest in, general first lien on and right of offset against, such substituted Performance Assurance granted pursuant hereto in favor of the Secured Party pursuant to Section 2.4.

Gas Sale and Purchase Contract (December 1, 2004)

     (c) The Transfer of any Performance Assurance by the Secured Party and/or its Custodian in accordance with this Section 2.5 shall be deemed a release by the Secured Party of its security interest, general first lien and right of offset granted pursuant to Section 2.4 hereof only with respect to such returned Performance Assurance. In connection with each Transfer of any Performance Assurance pursuant to this Section 2.5, the Pledging Party will, upon request of the Secured Party, execute a receipt showing the Performance Assurance Transferred to it.

2.6 ADMINISTRATION OF PERFORMANCE ASSURANCE.

     (a) Cash. Performance Assurance provided in the form of Cash to a Party that is the Secured Party shall be subject to the following provisions:

     (i) A Party shall be entitled to hold Performance Assurance in the form of Cash provided that the following conditions are satisfied: (i) no Event of Default has occurred and is continuing with respect to it; and (ii) Cash shall be held only in any jurisdiction within the United States.

     (ii) If such Party is entitled to hold Cash, then it will be entitled to hold Cash or to appoint an agent which is a Qualified Institution (a "CUSTODIAN") to hold Cash for it. If such Party is not entitled to hold Cash, then the provisions of Section 2.6(a)(iii) shall not apply with respect to such Party and Cash shall be held in a Qualified Institution in accordance with the provisions of Section 2.6(a)(iii)(B). Upon notice by the Secured Party to the Pledging Party of the appointment of a Custodian, the Pledging Party's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Cash by a Custodian will be deemed to be the holding of Cash by the Secured Party for which the Custodian is acting. If the Secured Party or its Custodian fails to satisfy any conditions for holding Cash as set forth above or if the Secured Party is not entitled to hold Cash at any time, then the Secured Party will Transfer, or cause its Custodian to Transfer, the Cash to a Qualified Institution and the Cash shall be maintained in accordance with Section 2.6(a)(iii)(B), with the Party not eligible to hold Cash being considered the "DOWNGRADED PARTY" (as defined below). Except as set forth in Section 2.6(c), the Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

     (iii) Use of Cash. Notwithstanding the provisions of applicable law, if no Event of Default has occurred and is continuing with respect to the Secured Party, then the Secured Party shall have the right to sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise use in its business any Cash that it holds as Performance Assurance hereunder, free from any claim or right of any nature whatsoever of the Pledging Party, including any equity or right of redemption by the Pledging Party; provided, however, that if a Party or its Custodian is not eligible to hold Cash pursuant to Section 2.6(a) (such Party shall be the "DOWNGRADED PARTY" and the event that caused it or its Custodian to be ineligible to hold Cash shall be a "CREDIT RATING EVENT") then:

          (A) the provisions of this Section 2.6(a)(iii) will not apply with respect to the Downgraded Party; and

          (B) the Downgraded Party shall be required to Transfer (or cause to be Transferred) not later than the close of business on the next Local Business Day following such Credit Rating Event all Cash in its possession or held on its behalf to a Qualified Institution approved by the non-Downgraded Party (which approval shall not be unreasonably withheld), to a segregated, safekeeping or custody account (the "COLLATERAL ACCOUNT") within such Qualified Institution with the title of the account indicating that the property contained therein is being held as Cash for the Downgraded Party. The Qualified Institution shall serve as Custodian with respect to the Cash in the Collateral Account, and shall hold such Cash in accordance with the terms of this CSA and for the security interest of the Downgraded Party and execute such account control agreements as are necessary or applicable to perfect the security interest of the non-Downgraded Party therein pursuant to Section 9-314 of the Uniform Commercial Code or otherwise, and subject to such security interest, for the ownership and benefit of the non-Downgraded Party. The Qualified Institution holding the Cash will invest and reinvest or procure the investment and reinvestment of the Cash in accordance with the written instructions of the Pledging Party, subject to the approval of such instructions by the Downgraded Party (which approval shall not be unreasonably withheld), provided that the Qualified Institution shall not be required to so invest or reinvest or procure such investment or reinvestment if an Event of Default with respect to the Pledging Party shall have occurred and be continuing. The Downgraded Party shall have no responsibility for any losses resulting from any investment or reinvestment effected in accordance with the Pledging Party's instructions.

Gas Sale and Purchase Contract (December 1, 2004)

     (iv) Interest Payments on Cash. So long as no Event of Default with respect to the Pledging Party has occurred and is continuing, and to the extent that an obligation to Transfer Performance Assurance would not be created or increased by the Transfer, in the event that the Secured Party or its Custodian is holding Cash, the Secured Party will Transfer (or caused to be Transferred) to the Pledging Party, in lieu of any interest or other amounts paid or deemed to have been paid with respect to such Cash (all of which may be retained by the Secured Party or its Custodian), the Interest Amount. The Pledging Party shall invoice the Secured Party monthly setting forth the calculation of the Interest Amount due, and the Secured Party shall make payment thereof by the later of (A) the third Local Business Day of the first month after the last month to which such invoice relates or (B) the third Local Business Day after the day on which such invoice is received. On or after the occurrence of an Event of Default with respect to the Pledging Party, the Secured Party or its Custodian shall retain any such Interest Amount as additional Performance Assurance hereunder for so long as such Event of Default is continuing.

(b) Letters of Credit. Performance Assurance provided in the form of a Letter of Credit shall be subject to the following provisions.

     (i) Unless otherwise agreed to in writing by the Parties, each Letter of Credit shall be provided in accordance with Section 2.3, and each Letter of Credit shall be maintained for the benefit of the Secured Party. The Pledging Party shall (A) renew or cause the renewal of each outstanding Letter of Credit on a timely basis as provided in the relevant Letter of Credit, (B) if the bank that issued an outstanding Letter of Credit has indicated its intent not to renew such Letter of Credit, provide either a substitute Letter of Credit or other form of Performance Assurance, in each case at least twenty (20) Local Business Days prior to the expiration of the outstanding Letter of Credit, and
(C) if a bank issuing a Letter of Credit shall fail to honor the Secured Party's properly documented request to draw on an outstanding Letter of Credit, provide for the benefit of the Secured Party either a substitute Letter of Credit that is issued by a bank acceptable to the Secured Party or other form of Performance Assurance, in each case within one (1) Local Business Day after such refusal, provided that, as a result of the Pledging Party's failure to perform in accordance with (A), (B), or (C) above, the Pledging Party would still have an obligation to provide Performance Assurance hereunder.

     (ii) As one method of providing Performance Assurance, the Pledging Party may increase the amount of an outstanding Letter of Credit or establish one or more additional Letters of Credit.

     (iii) Upon the occurrence of a Letter of Credit Default, the Pledging Party agrees to Transfer to the Secured Party either a substitute Letter of Credit or other form of Performance Assurance, in each case on or before the first Local Business Day after the occurrence thereof (or the fifth (5th) Local Business Day after the occurrence thereof if only clause (a) under the definition of Letter of Credit Default applies).

     (iv) Upon or at any time after the occurrence and continuation of an Event of Default with respect to the Pledging Party, then the Secured Party may draw on the entire, undrawn portion of any outstanding Letter of Credit upon submission to the bank issuing such Letter of Credit of one or more certificates specifying that such Event of Default has occurred and is continuing. Cash proceeds received from drawing upon the Letter of Credit shall be deemed Performance Assurance as security for the Pledging Party's obligations to the Secured Party and the Secured Party shall have the rights and remedies set forth in Section 2.7 with respect to such cash proceeds. Notwithstanding the Secured Party's receipt of Cash proceeds of a drawing under the Letter of Credit, the Pledging Party shall remain liable (y) for any failure to Transfer sufficient Performance Assurance or (z) for any amounts owing to the Secured Party and remaining unpaid after the application of the amounts so drawn by the Secured Party.

     (v) In all cases, the costs and expenses (including but not limited to the reasonable costs, expenses, and attorneys' fees of the Secured Party) of establishing, renewing, substituting, canceling, and increasing the amount of a Letter of Credit shall be borne by the Pledging Party.

(c) Care of Performance Assurance. Except as otherwise provided in Section 2.6(a)(iv) and beyond the exercise of reasonable care in the custody thereof, the Secured Party shall have no duty as to any Performance Assurance in its possession or control or in the possession or control of any Custodian or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Performance Assurance in its possession, and/or in the possession of its agent for safekeeping, if the Performance Assurance is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Performance Assurance, or for any diminution in the value thereof, by reason of the act or omission of any Custodian selected by the Secured Party in good faith except to the extent such loss or damage is the result of such agent's willful misconduct or negligence. Unless held by a Custodian, the Secured Party shall at all times retain possession or control of any Performance Assurance Transferred to it. The holding of Performance

Gas Sale and Purchase Contract (December 1, 2004)

Assurance by a Custodian for the benefit of the Secured Party shall be deemed to be the holding and possession of such Performance Assurance by the Secured Party for the purpose of perfecting the security interest in the Performance Assurance. Except as otherwise provided in Section 2.6(a)(iii), nothing in this CSA shall be construed as requiring the Secured Party to select a Custodian for the keeping of Performance Assurance for its benefit.

2.7 EXERCISE OF RIGHTS AGAINST PERFORMANCE ASSURANCE.

     (a) In the event that an Event of Default with respect to the Pledging Party has occurred and is continuing, the Secured Party may exercise any one or more of the rights and remedies provided under the Contract, in this CSA, or as otherwise available under applicable law. Without limiting the foregoing, if at any time an Event of Default with respect to the Pledging Party has occurred and is continuing, then the Secured Party may, in its sole discretion, exercise any one or more of the following rights and remedies:

     (i) all rights and remedies available to a secured party under the Uniform Commercial Code and any other applicable jurisdiction and other applicable laws with respect to the Performance Assurance held by or for the benefit of the Secured Party;

     (ii) the right to set off any Performance Assurance held by or for the benefit of the Secured Party against and in satisfaction of any amount payable by the Pledging Party in respect of any of its Obligations;

     (iii) the right to draw on any outstanding Letter of Credit issued for its benefit; and/or

     (iv) the right to liquidate any Performance Assurance held by or for the benefit of the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required by applicable law, free from any claim or right of any nature whatsoever of the Pledging Party, including any right of equity or redemption by the Pledging Party (with the Secured Party having the right to purchase any or all of the Performance Assurance to be sold) and to apply the proceeds from the liquidation of such Performance Assurance to and in satisfaction of any amount payable by the Pledging Party in respect of any of its Obligations in such order as the Secured Party may elect.

     (b) The Pledging Party hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as the Pledging Party's true and lawful attorney-in-fact with full irrevocable power and authority to act in the name, place and stead of the Pledging Party or in the Secured Party's own name, from time to time in the Secured Party's discretion, for the purpose of taking any and all action and executing and delivering any and all documents or instruments which may be necessary or desirable to accomplish the purposes of Section 2.7(a).

     (c) Secured Party shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Pledging Party shall in all events remain liable to the Secured Party for any amount payable by the Pledging Party in respect of any of its Obligations remaining unpaid after any such liquidation, application and set off.

     (d) In addition to the provisions of Section 2.7(a), if at any time an Event of Default with respect to the Secured Party has occurred and is continuing, then:

     (1) the Secured Party will be obligated immediately to Transfer all Performance Assurance (including any Letter of Credit) and the Interest Amount, if any, to the Pledging Party;

     (2) the Pledging Party may do any one or more of the following: (x) exercise any of the rights and remedies of a pledgor with respect to the Performance Assurance, including any such rights and remedies under law then in effect; (y) to the extent that the Performance Assurance or the Interest Amount is not Transferred to the Pledging Party as required in (1) above, setoff amounts payable to the Secured Party against the Performance Assurance (other than Letters of Credit) held by the Secured Party or to the extent its rights to setoff are not exercised, withhold payment of any remaining amounts payable by the Pledging Party, up to the value of any remaining Performance Assurance held by the Secured Party, until the Performance Assurance is Transferred to the Pledging Party; and (z) exercise rights and remedies available to the Pledging Party under the terms of any Letter of Credit; and

Gas Sale and Purchase Contract (December 1, 2004)

(3) the Secured Party shall be prohibited from drawing on any Letter of Credit that has been posted by the Pledging Party for its benefit.

2.8 DISPUTED CALCULATIONS. If the Pledging Party in good faith disputes the Secured Party's calculation of the Performance Assurance amount, it will notify the Secured Party in writing not later than the close of business on the Local Business Day following the date demand is made and the Pledging Party shall deliver to the Secured Party the undisputed portion of the Performance Assurance amount requested within the time period set forth in Section 2.3. Regarding the disputed portion of the Performance Assurance amount originally requested, the Parties agree to negotiate in good faith for a period not to exceed four (4) Local Business Days after the Local Business Day in which such original request is made to determine the amount of additional Performance Assurance the Pledging Party shall be required to deliver. By the close of business on such fourth Local Business Day, the Pledging Party will deliver to the Secured Party the disputed portion of the Performance Assurance amount in the amount as agreed by the Parties. If the Parties are unable to agree, then the Pledging Party will deliver to the Secured Party the disputed portion of the Performance Assurance amount in the amount originally requested or any lesser amount then requested by the Secured Party.

If following the four Local Business Day negotiating period the Parties cannot agree, each Party shall choose and contract for a Qualified Consultant to calculate the Exposure Amount and notify both Parties of the resulting amount within eighteen (18) Local Business Days from the last day of the four Local Business Day negotiating period. The Exposure Amount shall be calculated independently by each Qualified Consultant. The average of the two resulting amounts provided by the Qualified Consultants shall be deemed to be the Exposure Amount. If the Pledging Party provided Performance Assurance in excess of that required as a result of the calculation of the Qualified Consultants, then the Secured Party shall return the excess Performance Assurance to the Pledging Party in accordance with Section 2.5. The Party whose calculation of the Exposure Amount as of the end of the four Local Business Day negotiating period differs the most from the average of the calculations performed by the Qualified Consultants as described above shall be responsible for the reasonable cost of both Qualified Consultants.

2.9 COVENANTS; REPRESENTATIONS AND WARRANTIES; MISCELLANEOUS.

     (a) The Pledging Party will execute and deliver to the Secured Party (and to the extent permitted by applicable law, the Pledging Party hereby authorizes the Secured Party to execute and deliver, in the name of the Pledging Party or otherwise) such financing statements, assignments and other documents and do such other things relating to the Performance Assurance and the security interest granted under this CSA, including any action the Secured Party may deem necessary or appropriate to perfect or maintain perfection of its security interest in the Performance Assurance, and the Pledging Party shall pay all costs relating to its Transfer of Performance Assurance and the maintenance and perfection of the security interest therein.

     (b) On each day on which Performance Assurance is held by the Secured Party and/or its Custodian under the Contract and this CSA, the Pledging Party hereby represents and warrants that:

          (i) the Pledging Party has good title to and is the sole owner of such Performance Assurance, and the execution, delivery and performance of the covenants and agreements of this CSA, do not result in the creation or imposition of any lien or security interest upon any of its assets or properties, including, without limitation, the Performance Assurance, other than the security interests and liens created under the Contract and this CSA;

          (ii) upon the Transfer of Performance Assurance by the Pledging Party to the Secured Party and/or its Custodian, the Secured Party shall have a valid and perfected first priority continuing security interest therein, free of any liens, claims or encumbrances, except those liens, security interests, claims or encumbrances arising by operation of law that are given priority over a perfected security interest; and

          (iii) it is not and will not become a party to or otherwise be bound by any agreement, other than the Contract and this CSA, which restricts in any manner the rights of any present or future holder of any of the Performance Assurance with respect hereto.

     (c) This CSA has been and is made solely for the benefit of the Parties and their permitted successors and assigns, and no other person, partnership, association, corporation or other entity shall acquire or have any right under or by virtue of this CSA.

     (d) The Pledging Party shall pay on request and indemnify the Secured Party against any taxes (including without limitation, any applicable transfer taxes and stamp, registration or other documentary taxes), assessments, or charges that may become payable by reason of the security interests, general first lien and right of

Gas Sale and Purchase Contract (December 1, 2004) offset granted under this CSA or the execution, delivery, performance or enforcement of the Contract and this CSA, as well as any penalties with respect thereto (including, without limitation costs and reasonable fees and disbursements of counsel). The Parties each agree to pay the other Party for all reasonable expenses (including without limitation, court costs and reasonable fees and disbursements of counsel) incurred by the other in connection with the enforcement of, or suing for or collecting any amounts payable by it under, this CSA.

     (d) No failure or delay by either Party hereto in exercising any right, power, privilege, or remedy hereunder shall operate as a waiver thereof.

2.10 UCC. Each Party agrees that (for purposes of encumbrance and the granting of security interests, this CSA is a control agreement as required by provisions of Article 9 of the UCC.

Gas Sale and Purchase Contract (December 1, 2004)

                                     ANNEX B

                                FORM OF GUARANTEE

                                    GUARANTEE

     Guarantee, dated as of ___________, 20__, by BG Energy Holdings Limited, a company registered in England and Wales ("Guarantor"), in favor of Florida Power Corporation, a Florida corporation doing business as Progress Energy Florida, Inc. ("Beneficiary").

1 Guarantee. In consideration of Beneficiary entering into that certain Gas Sale and Purchase Contract dated as of December 1, 2004, as amended and supplemented from time to time (the "Gas Contract"), between BG LNG Services, LLC ("Company"), an affiliate of Guarantor, and Beneficiary, Guarantor irrevocably and unconditionally guarantees to Beneficiary, its successors and assigns, the prompt payment when due, subject to any applicable grace period under the Gas Contract, of all present and future amounts payable by Company to Beneficiary under the Gas Contract (even if such amounts payable are deemed to be damages) (the "Obligations").Beneficiary may make written demand of Guarantor for any Obligation not paid by Company when due, subject to applicable grace periods, and Guarantor shall pay such Obligations within five Business Days (as such term is defined in the Gas Contract), of receipt of such demand. Notwithstanding any other provision hereof to the contrary, the maximum amount payable by Guarantor under this Guarantee shall not exceed US$_____________ in the aggregate.

2 Nature of Guarantee. Guarantor's obligations hereunder shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other event, occurrence or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety other than the defense of payment by Company or Guarantor. Beneficiary makes no representation or warranty in respect of any such circumstance and has no duty or responsibility whatsoever to Guarantor with respect to the management and maintenance of the Obligations or any collateral therefor. This Guarantee constitutes a guarantee of payment when due and not of collection. In the event that any payment of Company in respect of any Obligations is annulled, set aside, invalidated, declared to be fraudulent or preferential, rescinded or must otherwise be returned for any reason whatsoever, Guarantor shall remain liable hereunder with respect to such Obligations as if such payment had not been made.

3 Consents, Waivers and Renewals. Without limiting the provisions of Section 1 hereof with respect to the termination of this Guarantee and Guarantor's maximum liability hereunder, Guarantor agrees that Beneficiary may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Guarantor, extend the time of payment of, exchange or surrender any collateral for, or renew any of the Obligations, and may also make any agreement with Company for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Beneficiary and Company or any such other party or person, without in any way impairing or affecting this Guarantee. Guarantor agrees that Beneficiary may resort to Guarantor for payment of any of the Obligations, whether or not Beneficiary shall have resorted to any collateral security, or shall have proceeded against any other obligor principally or secondarily obligated with respect to any of the Obligations.

Gas Sale and Purchase Contract (December 1, 2004)

4 Expenses. Guarantor agrees to pay on demand all reasonable out-of-pocket expenses (including the reasonable fees and expenses of Beneficiary's counsel) in any way relating to the enforcement or protection of the rights of Beneficiary hereunder; provided, that Guarantor shall not be liable for any expenses of Beneficiary unless payment is due under this Guarantee.

5 Subrogation. Guarantor will not exercise any rights which it may acquire by way of subrogation until all the Obligations to Beneficiary shall have been paid in full. Subject to the foregoing, upon payment of all the Obligations, Guarantor shall be subrogated to the rights of Beneficiary against Company, and Beneficiary agrees to take at Guarantor's expense such steps as the Guarantor may reasonably request to implement such subrogation.

6 No Waiver; Cumulative Rights. Without limiting the provisions of Section 1 hereof with respect to the termination of this Guarantee and Guarantor's maximum liability hereunder, no failure on the part of Beneficiary to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Beneficiary of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power. Each and every right, remedy and power hereby granted to Beneficiary or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Beneficiary from time to time.

7 Waiver of Notice. Guarantor waives notice of the acceptance of this Guarantee, presentment, demand, notice of dishonor, protest, notice of any sale of collateral security and all other notices whatsoever, except for those expressly required by this Guarantee, and any right to require that any action or proceeding be brought against Company or any other entity, or except as expressly hereinabove set forth, to require that Beneficiary seek enforcement of any performance against Company or any other entity, prior to any action against Guarantor under the terms hereof.

8 Representations and Warranties.

     8.1 Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has full power to execute, deliver and perform this Guarantee.

     8.2 The execution, delivery and performance of this Guarantee have been and remain duly authorized by all necessary action and do not contravene any provision of law or of Guarantor's constitutional documents or any contractual restriction binding on Guarantor or its assets.

     8.3 All consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance of this Guarantee have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Guarantee.

     8.4 This Guarantee constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

9 Reservation of Certain Defenses. Notwithstanding any other provision hereof to the contrary, Guarantor reserves the right to assert all rights, setoffs, counterclaims and other defenses to which Guarantor or Company is or may be entitled to arising out of the Gas Contract, other than those defenses (a) arising from the bankruptcy, insolvency, dissolution or liquidation of Company,
(b) expressly waived by Company in the Gas Contract or otherwise waived in this Guarantee, (c) arising from the failure of

Gas Sale and Purchase Contract (December 1, 2004)

Company to have authorized the Gas Contract or to have obtained any approval necessary to enter into or perform the Gas Contract, and (d) arising from the failure of Company to have the corporate power to enter into and perform the Gas Contract.

10 Assignment. Neither Guarantor nor Beneficiary may assign its rights, interest or obligations hereunder to any other person without the prior written consent of the other; provided that Beneficiary may assign its rights hereunder to any transferee of the Gas Contract without the consent of Guarantor.

11 Notices. All notices or other communications to Guarantor shall be in writing and shall be given in the same manner and with the same effect as set forth in the Gas Contract. Guarantor's address for notices is as follows:

          100 Thames Valley Park Drive
          Reading
          Berkshire, RG6 1PT
          England

or such other address as Guarantor shall from time to time specify to Beneficiary.

12 Governing Law. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to the application of such state's laws relating to conflicts of laws (except for Sections 5-1401 and 5-1402 of the General Obligations Laws).

13 Exclusive Jurisdiction. EACH OF GUARANTOR AND BENEFICIARY HEREBY SUBMITS TO THE JURISDICTION OF ANY COURT SITTING OUTSIDE OF THE STATE OF TEXAS, THE STATE OF LOUISIANA, THE STATE OF ILLINOIS, OR THE STATE OF MISSISSIPPI FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTEE, AND AGREES THAT SUCH COURTS SITTING OUTSIDE OF THE STATE TEXAS, THE STATE OF LOUISIANA, THE STATE OF ILLINOIS, OR THE STATE OF MISSISSIPPI SHALL BE THE EXCLUSIVE FORUMS FOR RESOLVING ANY DISPUTE OR CONTROVERSY UNDER OR WITH RESPECT TO THIS GUARANTEE. EACH OF GUARANTOR AND BENEFICIARY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH COURTS AND ANY CLAIMS THAT ANY SUCH PROCEEDINGS BROUGHT IN SUCH COURTS HAVE BEEN BROUGHT IN INCONVENIENT FORUMS.

14 Waiver of Jury Trial. EACH OF BENEFICIARY AND GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS GUARANTEE.

15 Amendment of Guarantee. Guarantor may amend this Guarantee to increase the guarantee limit set forth in Paragraph 1 (up to a maximum limit of U.S. $50,000,000) without the consent of Beneficiary, provided that any such amendment shall be in writing and signed by Guarantor. No other term or provision of this Guarantee shall be amended, modified, altered, waived or supplemented except in a writing signed by both Guarantor and Beneficiary. Any such waiver regarding consent as provided in this Section 15 shall be effective only in the specific instance and for the specific purpose for which it was given.

Gas Sale and Purchase Contract (December 1, 2004)

16 Miscellaneous. This Guarantee shall be binding upon Guarantor, its successors and permitted assigns and inure to the benefit of and be enforceable by Beneficiary, its successors and permitted assigns. The Guarantee embodies the entire agreement and understanding between Guarantor and Beneficiary and supersedes all prior agreements and understandings relating to the subject matter hereof. The headings in this Guarantee are for purposes of reference only, and shall not affect the meaning hereof.

     IN WITNESS WHEREOF, Guarantor has caused its duly authorized officer to execute and deliver this Guarantee as of the date first above written.

                                     BG ENERGY HOLDINGS LIMITED


                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

Gas Sale and Purchase Contract (December 1, 2004)

              THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL TREATMENT
                      REQUEST PURSUANT TO RULE 24b-2 UNDER
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     THIS AGREEMENT entered into this the 2nd day of December, 2004 by and between Florida Gas Transmission Company, a corporation of the State of Delaware (herein called "Transporter"), and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (herein called "Shipper"),

                                   WITNESSETH:

     WHEREAS, Shipper is interested in obtaining firm seasonal transportation service from Transporter, in conjunction with other upstream supply and capacity arrangements, in order to make available to Shipper (1) supplies needed to operate an additional combined-cycle generating unit #4 at Shipper's Hines electric power generating facility in Polk County, Florida ("Hines Unit #4 Capacity"), and (2) additional system supplies to serve its existing electric power generation facilities ("System Supply Capacity"); and

     WHEREAS, Transporter is willing to provide such firm seasonal transportation services to Shipper; and

     WHEREAS, such services will be provided by Transporter for Shipper in accordance with the terms hereof.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, Transporter and Shipper do covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     In addition to the definitions incorporated herein through Transporter's Rate Schedule FTS-2, the following terms when used herein shall have the meanings set forth below:

1.1 The term "Rate Schedule FTS-2" shall mean Transporter's Rate Schedule FTS-2 as filed with the FERC and as may be changed and adjusted from time to time by Transporter in accordance with Section 4.2 hereof or in compliance with any final FERC order affecting such rate schedule.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

1.2 The term "FERC" shall mean the Federal Energy Regulatory Commission or any successor regulatory agency or body, including the Congress, which has authority to regulate the rates and services of Transporter.

1.3  [deleted - not applicable]

1.4  [deleted - not applicable]

1.5 The term "Service Commencement Date" shall mean the date on which the conditions set forth in Article XI hereof have first been satisfied, which Service Commencement Date shall be no later than March 1, 2009.

                                   ARTICLE II
                                    QUANTITY

2.1 The Maximum Daily Transportation Quantity ("MDTQ") with respect to each component of the Hines Unit #4 Capacity and System Supply Capacity provided for herein is set forth on a seasonal basis, and by Division if applicable, on Exhibit B attached hereto as the same may be amended from time to time. The respective applicable MDTQs (as of May 1, 2009, the MDTQs of [*] MMBtu/d for the Hines Unit #4 Capacity, and 25,000 MMBtu/d for System Supply Capacity) shall be the largest daily quantity of gas expressed in MMBtu, that Transporter is obligated to transport and make available for delivery to Shipper under this Service Agreement on any one day.

2.2 Upon the Service Commencement Date, Shipper may tender natural gas for transportation to Transporter on any day, up to the MDTQ plus Transporter's Fuel, if applicable. Transporter agrees to receive the aggregate of the quantities of natural gas that Shipper tenders for transportation at the Receipt Points, up to the maximum daily quantity ("MDQ") specified for each receipt point as set out on Exhibit A, plus Transporter's Fuel, if applicable, and to transport and make available for delivery to Shipper at each Delivery Point specified on Exhibit B, up to the amount scheduled by Transporter less Transporter's Fuel, if applicable (as provided in Rate Schedule FTS-2), provided however, that

----------
[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     Transporter shall not be required to accept for transportation and make available for delivery more than the MDTQ on any day.

                                   ARTICLE III
                 PAYMENT AND RIGHTS IN THE EVENT OF NON-PAYMENT

3.1 Upon the Service Commencement Date, Shipper shall pay Transporter, for all service rendered hereunder, the rates established in Article IV herein.

3.2 Termination for Non-Payment. In the event Shipper fails to pay for the service provided under this Agreement, pursuant to the conditions set forth in Section 15 of the General Terms and Conditions of Transporter's FERC Gas Tariff, Transporter shall have the right to suspend or terminate this Agreement pursuant to the conditions set forth in said Section 15.

                                   ARTICLE IV
                    RATES AND TERMS AND CONDITIONS OF SERVICE

4.1 This Agreement in all respects shall be and remain subject to the provisions of Rate Schedule FTS-2 and of the applicable provisions of the General Terms and Conditions of Transporter on file with the FERC (as the same may hereafter be legally amended or superseded), all of which are made a part hereof by this reference.

4.2 Subject to the Discount Agreement between Transporter and Shipper, Transporter shall have the unilateral right to file with the appropriate regulatory authority and seek to make changes in (a) the rates and charges applicable to its Rate Schedule FTS-2, (b) Rate Schedule FTS-2 including the Form of Service Agreement and the existing Service Agreement pursuant to which this service is rendered; provided however, that the firm character of service shall not be subject to change hereunder by means of a
     Section 4 Filing by Transporter, and/or (c) any provisions of the General Terms and Conditions of Transporter's Tariff applicable to Rate Schedule FTS-2. Transporter agrees that Shipper may protest or contest the aforementioned filings, or seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary in order to assure that the provisions in (a), (b) or (c) above are just and reasonable.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

4.3 Notwithstanding Section 4.1 above, as of the Service Commencement Date and during the primary term of this Agreement, Shipper shall pay Transporter, for all services rendered hereunder, unless otherwise agreed by Shipper and Transporter, the lower of: (I) the rates established under Transporter's Rate Schedule FTS-2 (inclusive of all applicable surcharges), as filed with and approved by the FERC and as said Rate Schedule may hereafter be legally amended or superseded, or (2) the Final Rate Cap as determined below:

     (a)  The Base Rate Cap shall be as follows: $[*]/MMBtu/d.

     (b) The Base Rate Cap assumes the levelized rate methodology through March 31, 2005, and thereafter, the traditional cost of service methodology. For purposes of this section with respect to this Agreement, a "levelized rate" shall mean a rate designed by adjusting the annual depreciation expense such that it results in a levelized cost of service.

     (c) The Base Rate Cap is stated in nominal dollars, and shall exclude all applicable surcharges and fuel.

     (d) Beginning on January 1, 2005, and annually thereafter ("Escalation Date"), the Base Rate Cap then in effect shall be escalated in accordance with the following formula; provided that in no event shall the Base Rate Cap, as it may be escalated pursuant to this subsection
          (d), exceed $[*] per MMBtu. On each Escalation Date, the Base Rate Cap to be effective for the subsequent twelve (12) month period shall be the sum of: (i) [*] multiplied by the Prior Base Rate Cap, which is defined herein as the Base Rate Cap that was effective for the twelve
          (12) month period immediately preceding the Escalation Date, and (ii) [*] multiplied by the Prior Base Rate Cap, [*].

     (e) (i) For any billing month, the Final Rate Cap (stated on a per unit basis) shall be determined by adding the Base Rate Cap and an amount equal to the aggregate of the applicable surcharges (as defined in section (e)(ii) below).

          (ii) The type of surcharges contemplated under Rate Schedule FTS-2 to be included in the calculation of the Final Rate Cap are applicable surcharges, such as ACA, fuel, and Capital surcharges; provided, however, Transporter shall not collect

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

               under this Agreement any surcharge associated with GRI, Gas Supply Realignment ("GSR"), the recovery of take-or-pay costs or gas purchase reformation costs, FERC Account No.191 costs ("restructuring costs"), or any similar surcharge associated with the restructuring of Transporter's merchant service under orders in FERC Docket No. RS92-16-000 or similar proceedings, any separately stated surcharge related to the recovery of restructuring costs of any upstream provider of transportation or sales services to Transporter, or, to the extent such charges may be discountable, any industry-wide research and development surcharges such as those currently proposed in FERC Docket No. RP04-378.

     (f) If, at any time after the Service Commencement Date and during the primary term of this Agreement, the effective rate that Transporter is authorized by the FERC to charge Shipper, including surcharges, exceeds the Final Rate Cap, then Transporter shall discount such authorized FERC rate down to the Final Rate Cap in accordance with the order of discounting provided for in Transporter's FERC Gas Tariff.

     (g) Unless otherwise mutually agreed by the Parties, after the expiration of the primary term of this Agreement, Shipper shall pay Transporter the rates established under Transporter's Rate Schedule FTS-2, as filed with and approved by the FERC.

     (h) If Shipper proposes or supports a change in the rate design methodology on which the currently effective FTS-2 rates are based, as set forth in Sections III.2.c and d, and III.3.b of the Phase III Settlement, and such proposals or changes are approved by a final non-appealable order, the Final Rate Cap shall be deemed waived. Notwithstanding the foregoing, if Transporter proposes, or any other party proposes and Transporter either supports or does not oppose, a change to any of such rate design methodologies in any Section 4 or
          Section 5 proceeding, then Shipper may take a position on that particular rate design methodology in that proceeding, whether or not consistent with the position taken by Transporter, without waiving the Final Rate Cap, and unless otherwise agreed by Transporter and Shipper, approval of such a proposed change in the rate design methodology by a final non-appealable order, in such Section 4 or
          Section 5 proceeding, shall not affect the

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

          continuing applicability of the Final Rate Cap. Specifically, the rate design methodology issues referenced above in this Section (h) are as follows:

          (i) the straight fixed variable method of rate design, and of classifying and allocating costs,

          (ii) unless otherwise agreed to by both parties hereto, the system-wide postage stamp rate for FTS-2 service to the Market Area,

          (iii) the levelized rate methodology through March 31, 2005, and thereafter, the traditional cost-of-service methodology, and

          (iv) the methodology of allocating the operation and maintenance ("O&M") costs between Rate Schedules FTS-1 and FTS-2; provided, however, that without waiving its final Rate Cap under this Section (h) (iv), and with respect to the allocation of administrative and general ("A&G") expenses only, a Shipper may challenge, on a prospective basis only, Transporter's use of the Kansas-Nebraska methodology in the Section 4 rate case to be filed by Transporter in accordance with Article XI of the Settlement approved by the FERC in Docket No. RP04-12; and provided further, that Shipper may, without waiving its Final Rate Cap (and regardless of any position taken by Transporter), argue for any allocation methodology that allocates no more O&M costs to Rate Schedule FTS-2 than would otherwise be allocated by use of:

               a. the Phase III Settlement methodology for allocating all O&M costs except for A&G expenses, and

               b.   the Kansas-Nebraska methodology for allocating A&G expenses.

4.4  [Deleted- Not Applicable]

                                    ARTICLE V
                                TERM OF AGREEMENT

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

5.1 This Agreement shall become effective upon the date first written above and shall continue in effect for a primary term of Twenty (20) years commencing with the Service Commencement Date.

5.2  In the event the capacity being contracted for was acquired pursuant to
     Section 18.E. of Transporter's Tariff, then this Agreement shall terminate on the date set forth in Section 5.1 above. Otherwise, in accordance with the provisions of Section 20 of the General Terms and Conditions of Transporter's Tariff, Shipper has elected [Right of First Refusal or Roll-over Option] and upon the expiration of the primary term and any extension or roll-over, termination will be governed by the provisions of
     Section 20 of the General Terms and Conditions of Transporter's Tariff.

5.3  [deleted - not applicable]

5.4 Shipper may buy out of a Service Agreement for all or a portion of its transportation capacity ("MDTQ") thereunder, at any time, by paying Transporter the net present value of Shipper's remaining reservation charge obligations for such capacity, discounted at a reasonable rate to be mutually agreed upon by the parties at the time of such buy-out.

5.5 Notwithstanding any other provision in this Agreement, after the Service Commencement Date, in the event that: (1) Shipper is capable of using gas; and (2) Transporter is unable to deliver Shipper's designated volumes at the specified Delivery Point(s) and at the pressures provided for in this Agreement for a period of two consecutive days ("Service Cessation"), Shipper shall have the right to reduce the MDTQ by the volumes not delivered, without costs or penalty, by providing written notice to Transporter within forty-five (45) days of such occurrence; provided, however, that if a Service Cessation occurs more than five (5) times in any calendar year, Shipper shall have the right to terminate this Agreement by providing written notice to Transporter within forty-five (45) days of such occurrence; provided further, however, that if Transporter's failure to deliver is due to events of Transporter's force majeure as defined in Rate Schedule FTS-2, Shipper shall have the right to terminate or to reduce the MDTQ only in the event such force majeure continues for more than one hundred eighty-five (185) consecutive days of any three hundred sixty-five
     (365) day period.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                   ARTICLE VI
          POINT(S) OF RECEIPT AND DELIVERY AND MAXIMUM DAILY QUANTITIES

6.1 The Primary Point(s) of Receipt and maximum daily quantity for each Primary Point of Receipt, with respect to the Hines Unit #4 Capacity and System Supply Capacity, for all gas delivered by Shipper to Transporter under this Agreement shall be at the Point(s) of Receipt on the pipeline system of Transporter or any Transporting Pipeline as set forth in Exhibit A attached hereto, as the same may be amended from time to time. In accordance with the provisions of Section 8.A. of Rate Schedule FTS-2 and Section 21.C. of the General Terms and Conditions of Transporter's Tariff, Shipper may request changes in its Primary Point(s) of Receipt. Transporter may make such changes in accordance with the terms of Rate Schedule FTS-2 and the applicable General Terms and Conditions of its Tariff.

6.2 The Primary Point(s) of Delivery and maximum daily quantity for each point for all gas made available for delivery by Transporter to Shipper, or for the account of Shipper, under this Agreement with respect to the Hines Unit #4 Capacity and System Supply Capacity shall be at the Point(s) of Delivery as set forth in Exhibit B hereto, as same may be amended from time to time, and shall be in Transporter's Market Area. In accordance with the provisions of Section 9.A. of Rate Schedule FTS-2 and Section 21.C. of the General Terms and Conditions of Transporter's Tariff, Shipper may request changes in its Primary Point(s) of Delivery provided that such new requested Primary Delivery Points must be located in Transporter's Market Area. Transporter may make such changes in accordance with the terms of Rate Schedule FTS-2 and the applicable General Terms and Conditions of its Tariff. Transporter is not obligated to accept changes where the new Primary Delivery point is also a delivery point under a Rate Schedule SFTS Service Agreement and the load to be served is an existing behind-the-gate customer of a Rate Schedule SFTS Shipper as defined in Section 11 of Rate Schedule SFTS.

                                   ARTICLE VII
                                     NOTICES

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     All notices, payments and communications with respect to this Agreement shall be in writing and sent to the addresses stated below or at any other such address as may hereafter be designated in writing:

ADMINISTRATIVE MATTERS

     Transporter: Florida Gas Transmission Company
                  1331 Lamar Street, Suite #650
                  Houston, Texas 77010
                  Attention: Market Services
                  Telephone No. (713) 853-5655

     Shipper: Florida Power Corporation d/b/a Progress Energy Florida, Inc.
              410 South Wilmington St., PEB19
              Raleigh, NC 27601
              Attention: Contracts Dept.
              Telephone No. 919-546-4280
              Fax No. 919-546-2649

PAYMENT BY WIRE TRANSFER

     Transporter: Florida Gas Transmission Company
                  [Transporter to provide at a later date]

     Shipper: Florida Power Corporation d/b/a Progress Energy Florida, Inc.
              [Shipper to provide at a later date]

                                  ARTICLE VIII
                                   FACILITIES

8.1  [Deleted - Not Applicable]

8.2  [Deleted - Not Applicable]

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                   ARTICLE IX
                     REGULATORY AUTHORIZATIONS AND APPROVALS

     (a) Transporter's obligation to provide service is conditioned upon receipt and acceptance of any necessary regulatory authorization, in a form acceptable to Transporter in its sole discretion, to provide Firm Transportation Service to Shipper in accordance with the terms of Rate Schedule FTS-2, this Service Agreement and the General Terms and Conditions of Transporter's Tariff.

     (b) [deleted - not applicable]

                                    ARTICLE X
                                    PRESSURE

10.1 The quantities of gas delivered or caused to be delivered by Shipper to Transporter hereunder shall be delivered into Transporter's pipeline system at a pressure sufficient to enter Transporter's system, but in no event shall such gas be delivered at a pressure exceeding the maximum authorized operating pressure or such other pressure as Transporter permits at the Point(s) of Receipt.

10.2 Transporter shall have no obligation to provide compression and/or alter its system operation to effectuate deliveries at the Point(s) of Delivery hereunder.

10.3 The quantities of gas to be delivered by Transporter to Shipper hereunder shall be delivered to Shipper at a minimum pressure of 500 psig at the Progress-Hines delivery point.

                                   ARTICLE XI
                                OTHER PROVISIONS

11.1 Prior to Transporter's execution of this Agreement, Shipper must demonstrate creditworthiness satisfactory to Transporter, In the event Shipper fails to establish creditworthiness within fifteen (15) days of Transporter's notice, Transporter shall not execute this Agreement and this Agreement shall not become effective.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

11.2 Service pursuant to this Agreement is expressly subject to the following conditions:

     (a)  (i) [Deleted - Not Applicable]

          (ii) [Deleted - Not Applicable]

     (b) This agreement is subject to approval of the board of directors of Transporter.

     (c)  [Deleted - Not Applicable]

     (d)  [Deleted - Not Applicable]

     (e)  [Deleted - Not Applicable]

     (f)  [Deleted - Not Applicable]

     (g) Approval of this Agreement by Shipper's senior management and/or Board of Directors by January 31, 2005, the issuance and acceptance by Shipper by June 15, 2005, of all federal, state or local authorizations, if any, requested by Shipper to receive service hereunder, and the execution by Shipper of binding upstream gas transportation and supply arrangements by January 31, 2005, and the completion of construction, by March 1, 2009, of any facilities necessary to deliver Shipper's gas to Transporter, for delivery to Shipper hereunder. In the event that any of these conditions are not met by the dates specified ("deadline") in this section 11.2(g), Shipper may elect to terminate this Agreement by giving written notice, within ten (10) days of the deadline, of such termination to Transporter, and this Service Agreement shall terminate upon Transporter's receipt of Shipper's notice; provided, however, in no event shall such notice be given by Shipper to Transporter any later than March 10, 2009.

     (h) The approval without modification or condition that is unacceptable to any Settling Party, of the rate case Stipulation and Agreement of Settlement filed on August 13, 2004 in Docket No. RP04-12.

11.3 [Deleted - Not Applicable]

11.4 [Deleted - Not Applicable]

11.5 [Deleted - Not Applicable]

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

11.6 In the event that Shipper does not receive, on terms and conditions acceptable to Shipper in its sole determination, by May 1, 2005, all of the final and non-appealable authorizations, approvals and or exemptions from the Florida Public Service Commission and from any other regulatory body having jurisdiction necessary for Shipper to construct, own and operate Shipper's Hines Plant Expansion ("Shippers Regulatory Approvals"), Shipper may give written notice of termination to Transporter, and this Service Agreement shall terminate upon FGT's receipt of Shipper's notice; provided, however, in no event shall such notice be given by Shipper to Transporter any later than June 10, 2005.

                                   ARTICLE XII
                                  MISCELLANEOUS

12.1 (a) This Agreement shall bind and benefit the successors and assigns of the respective parties hereto; provided however, that neither party shall assign this Agreement or any of its rights or obligations hereunder without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld.


     (b) Shipper may also assign its rights under the Final Rate Cap but only in the event that such assignment is to a third party that has a Moody's credit rating equal to or greater than that of Shipper.

12.2 No waiver by either party of anyone or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any future defaults of a like or different character.

12.3 This Agreement contains Exhibits A and B (each for the periods October 2007 through April 2008, October 2008 through April 2009, and commencing October
     2009), which are incorporated fully herein.

12.4 THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ANY CONFLICT OF LAWS DOCTRINE WHICH WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                  ARTICLE XIII
                      SUPERSEDING PRIOR SERVICE AGREEMENTS

     This Agreement supercedes and cancels the following Service Agreements between Transporter and Shipper:

          None.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers effective as of the date first written above.

TRANSPORTER                                SHIPPER

                                           FLORIDA POWER CORPORATION d/b/a
FLORIDA GAS TRANSMISSION COMPANY           PROGRESS ENERGY FLORIDA, INC.


By /s/ R. E. Hayes                         By /s/ Robert F. Caldwell
   -------------------------------------      ----------------------------------
Title Sr. V.P. & CCO                       Title Vice President - Regulated
                                           Commercial Operations

Attest: (to be attested if not             Attest: (to be attested if not
signed by an officer of the company)       signed by an officer of the company)


By                                         By
   -------------------------------------      ----------------------------------
Title                                      Title
      ----------------------------------         -------------------------------
Date                                       Date
     -----------------------------------        --------------------------------

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2007*

Point(s) of Receipt              Maximum Daily Quantity (MMBtu)**
Description of                   --------------------------------
Point of Receipt           DRN    Oct   Nov-Mar   Apr   May-Sept
----------------           ---    ---   -------   ---   --------
PRODUCTION ZONE 1          [*]    [*]     [*]     [*]     [*]
PRODUCTION ZONE 2          [*]    [*]     [*]     [*]     [*]
PRODUCTION ZONE 3          [*]    [*]     [*]     [*]     [*]
SNG-CYPRESS                New    [*]     [*]     [*]     [*]
INTERCONNECT
                                                          [*]
   Total MDQ:                     [*]     [*]     [*]     [*]

*    Or the Service Commencement Date, if later than October 1, 2007.

** Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2007*

Point(s) of Delivery              Maximum Daily Quantity (MMBtu)
Description of          Maximum   ------------------------------
Point of Delivery      Hourly**   Oct   Nov-Mar   Apr   May-Sept
--------------------   --------   ---   -------   ---   --------
Progress-Anclote          [*]     [*]     [*]     [*]      [*]
Progress-Hines            [*]     [*]     [*]     [*]      [*]
Mirant-Shady Hills        [*]     [*]     [*]     [*]      [*]
   Total MDTQ:                    [*]     [*]     [*]      [*]

*    Or the Service Commencement Date, if later than October 1, 2007.

**   Not to exceed [*] of MDQ.

Date of this Exhibit B: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2008*

Point(s) of Receipt              Maximum Daily Quantity (MMBtu)**
Description of                   --------------------------------
Point of Receipt           DRN    Oct   Nov-Mar   Apr   May-Sept
------------------------   ---    ---   -------   ---   --------
PRODUCTION ZONE 1                 [*]     [*]     [*]      [*]
PRODUCTION ZONE 2                 [*]     [*]     [*]      [*]
PRODUCTION ZONE 3                 [*]     [*]     [*]      [*]
SNG-CYPRESS                New    [*]     [*]     [*]      [*]
INTERCONNECT
                                                           [*]
   Total MDQ:                     [*]     [*]     [*]      [*]

*    Or the Service Commencement Date, if later than October 1, 2008.

** Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2008*

Point(s) of Delivery              Maximum Daily Quantity (MMBtu)
Description of          Maximum   ------------------------------
Point of Delivery      Hourly**   Oct   Nov-Mar   Apr   May-Sept
--------------------   --------   ---   -------   ---   --------
Progress-Anclote          [*]     [*]     [*]     [*]      [*]
Progress-Hines            [*]     [*]     [*]     [*]      [*]
Mirant-Shady Hills        [*]     [*]     [*]     [*]      [*]
   Total MDTQ:                    [*]     [*]     [*]      [*]

*    Or the Service Commencement Date, if later than October 1, 2008.

**   Not to exceed [*] of MDQ.

Date of this Exhibit B: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2009

Point(s) of Receipt         Maximum Daily Quantity (MMBtu)*
Description of              -------------------------------
Point of Receipt      DRN    Oct   Nov-Mar   Apr   May-Sept
-------------------   ---    ---   -------   ---   --------
PRODUCTION ZONE 1            [*]     [*]     [*]      [*]
PRODUCTION ZONE 2            [*]     [*]     [*]      [*]
PRODUCTION ZONE 3            [*]     [*]     [*]      [*]
SNG-CYPRESS           New    [*]     [*]     [*]      [*]
INTERCONNECT
                                                      [*]
   Total MDQ:                [*]     [*]     [*]      [*]

* Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                             DATED December 2, 2004

                           COMMENCING OCTOBER 1, 2009

Point(s) of Delivery             Maximum Daily Quantity (MMBtu)
Description of         Maximum   ------------------------------
Point of Delivery      Hourly*   Oct   Nov-Mar   Apr   May-Sept
--------------------   -------   ---   -------   ---   --------
Progress-Anclote         [*]     [*]     [*]     [*]      [*]
Progress-Hines           [*]     [*]     [*]     [*]      [*]
Mirant-Shady Hills       [*]     [*]     [*]     [*]      [*]
   Total MDTQ:                   [*]     [*]     [*]      [*]

*    Not to exceed [*] of MDQ.

Date of this Exhibit B: December 2, 2004

Contract No. [to be assigned after execution]

[*] Confidential portion has been omitted and filed separately with the Commission.

                [Letterhead of Florida Gas Transmission Company]

December 2, 2004

Progress Energy Florida, Inc.
Attention: Ms. Pamela Murphy
P. O. Box 1551
410 South Wilmington St., PEB10A
Raleigh, North Carolina 27602-1551

     Re: Proposal for Transportation Services by and between Florida Power
         Corporation, d/b/a Progress Energy Florida, Inc., and Florida Gas Transmission Company (regarding expansion of Florida Gas Transmission Company's system to provide incremental capacity for receipts of LNG from Southern Natural Gas Company)

Dear Ms. Murphy:

     Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("Progress" or "Shipper") and Florida Gas Transmission Company ("FGT") hereby enter into this letter agreement ("Letter Agreement") regarding the expansion of the FGT system to provide incremental capacity to Progress as part of a project to bring liquefied natural gas ("LNG") to the State of Florida via Southern Natural Gas Company's ("SNG") proposed Cypress Pipeline project. In consideration of the premises and mutual covenants set forth herein, FGT and Shipper agree as follows:

     1. Upon satisfaction of the conditions precedent set forth below, the parties will enter an FTS-2 service agreement (with terms and conditions substantially similar to those contained in the draft attached hereto as Attachment A), providing for firm natural gas transportation service to be provided by FGT for Shipper:

          a. Completion of an open season for an FGT 2007-2008 expansion of its system, and

          b. A determination by FGT, after the close of such open season, but in any case, by February 1, 2005, that the capacity desired by Shipper can be economically provided, in FGT's sole opinion, under the terms set forth in the attached draft agreements.

     2. In the event that the conditions precedent set forth in "1" above are met, the parties shall execute the Service Agreement attached hereto as Attachment A, and shall also

Progress Energy Florida, Inc.
Proposal for Transportation Services
December 2, 2004
Page 2


execute an amendment to certain existing service agreements between the parties, in order to increase the minimum delivery pressure at the Progress-Hines Delivery Point from 500 psig to 575 psig, effective upon the in-service date of the Incremental Facilities (as defined in Section 1.3 of the FTS-2 Agreement attached as Attachment A hereto), such agreements being: (a) the FTS-1 Transportation Service Agreement dated April 1, 1998, (b) the FTS-2 Transportation Service Agreement dated April 1, 1998, (c) the FTS-2 Transportation Service Agreement dated October 7, 1998, and (d) the FTS-2 Transportation Service Agreement dated December 2, 2004.

     3. This Letter Agreement shall become effective on the date of its execution by both parties and shall remain in effect until the earlier of: (a) the date of execution of FTS-2 Agreement (in form substantially similar to the attached draft agreement), (b) the date that either party notifies the other party that such condition(s) precedent will not be met, or (c) February 1, 2005. In the event that the parties do not execute the agreements attached as Attachment A by February 1, 2005, all obligations of the parties shall terminate and this Letter Agreement, as well as any agreements of the parties (oral or otherwise) with respect to such Letter Agreement, shall become null and void and of no further force and effect.

     If this Letter Agreement meets with your approval, please sign below and return one of the two originals to us.

                                        Yours truly,


                                        /s/ R. E. Hayes
                                        ----------------------------------------
                                        R. E. Hayes
                                        Senior Vice President &
                                        Chief Commercial Officer


FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.


By: /s/ Robert F. Caldwell
    ---------------------------------
Name: Robert F. Caldwell
Title: Vice President - Regulated Commercial Operations

Attachment

                                  ATTACHMENT A

              THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL TREATMENT
                      REQUEST PURSUANT TO RULE 24b-2 UNDER
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     THIS AGREEMENT entered into this day _____ of __________, 2005 by and between Florida Gas Transmission Company, a corporation of the State of Delaware (herein called "Transporter"), and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (herein called "Shipper"),

                                   WITNESSETH:

     WHEREAS, Shipper is interested in obtaining firm incremental seasonal transportation service from Transporter, in conjunction with other upstream supply and capacity arrangements, in order to make available to Shipper (1) supplies needed to operate an additional combined-cycle generating unit #4 at Shipper's Hines electric power generating facility in Polk County, Florida ("Hines Unit #4 Capacity"), and (2) additional system supplies to serve its existing electric power generation facilities ("System Supply Capacity"); and

     WHEREAS, Transporter is willing to provide such firm incremental seasonal transportation services to Shipper; and

     WHEREAS, such services will be provided by Transporter for Shipper in accordance with the terms hereof.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the sufficiency of which is hereby acknowledged, Transporter and Shipper do covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     In addition to the definitions incorporated herein through Transporter's Rate Schedule FTS-2, the following terms when used herein shall have the meanings set forth below:

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

1.1 The term "Rate Schedule FTS-2" shall mean Transporter's Rate Schedule FTS-2 as filed with the FERC and as may be changed and adjusted from time to time by Transporter in accordance with Section 4.2 hereof or in compliance with any final FERC order affecting such rate schedule.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

1.2 The term "FERC" shall mean the Federal Energy Regulatory Commission or any successor regulatory agency or body, including the Congress, which has authority to regulate the rates and services of Transporter.

1.3 The term "Incremental Facilities" shall mean any additional facilities necessary to be constructed by Transporter and by Southern Natural Gas Company ("SNG") in connection with the seasonal incremental service to be provided under this Agreement.

1.4 The term "In-Service Date" shall mean the date the Incremental Facilities, as defined in 1.3, shall go into service provided that all conditions set forth in Article XI hereof have first been satisfied, which In-Service Date shall be no later than May 1, 2009.

                                   ARTICLE II
                                    QUANTITY

2.1 The Maximum Daily Transportation Quantity ("MDTQ") with respect to each component of the Hines Unit #4 Capacity and System Supply Capacity provided for herein is set forth on a seasonal basis, and by Division if applicable, on Exhibit B attached hereto as the same may be amended from time to time. The respective applicable MDTQs (as of May 1, 2009, the MDTQs of [*] MMBtu/d for the Hines Unit #4 Capacity, and [*] MMBtu/d for System Supply Capacity) shall be the largest daily quantity of gas expressed in MMBtu, that Transporter is obligated to transport and make available for delivery to Shipper under this Service Agreement on any one day.

2.2 Upon the In-Service Date, Shipper may tender natural gas for transportation to Transporter on any day, up to the MDTQ plus Transporter's Fuel, if applicable. Transporter agrees to receive the aggregate of the quantities of natural gas that Shipper tenders for transportation at the Receipt Points, up to the maximum daily quantity ("MDQ") specified for each receipt point as set out on Exhibit A, plus Transporter's Fuel, if applicable, and to transport and make available for delivery to Shipper at each Delivery Point specified on Exhibit B, up to the amount scheduled by Transporter less Transporter's Fuel, if applicable (as provided in Rate Schedule FTS-2), provided however, that Transporter shall not be required to accept for transportation and make available for delivery more than the MDTQ on any day.

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                   ARTICLE III
                 PAYMENT AND RIGHTS IN THE EVENT OF NON-PAYMENT

3.1 Upon the commencement of service hereunder (following the In-Service Date), Shipper shall pay Transporter, for all service rendered hereunder, the rates established in Article IV herein.

3.2 Termination for Non-Payment. In the event Shipper fails to pay for the service provided under this Agreement, pursuant to the conditions set forth in Section 15 of the General Terms and Conditions of Transporter's FERC Gas Tariff, Transporter shall have the right to suspend or terminate this Agreement pursuant to the conditions set forth in said Section 15.

                                   ARTICLE IV
                    RATES AND TERMS AND CONDITIONS OF SERVICE

4.1 This Agreement in all respects shall be and remain subject to the provisions of Rate Schedule FTS-2 and of the applicable provisions of the General Terms and Conditions of Transporter on file with the FERC (as the same may hereafter be legally amended or superseded), all of which are made a part hereof by this reference.

4.2 Transporter shall have the unilateral right to file with the appropriate regulatory authority and seek to make changes in (a) the rates and charges applicable to its Rate Schedule FTS-2, (b) Rate Schedule FTS-2 including the Form of Service Agreement and the existing Service Agreement pursuant to which this service is rendered; provided however, that the firm character of service shall not be subject to change hereunder by means of a
     Section 4 Filing by Transporter, and/or (c) any provisions of the General Terms and Conditions of Transporter's Tariff applicable to Rate Schedule FTS-2. Transporter agrees that Shipper may protest or contest the aforementioned filings, or seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary in order to assure that the provisions in (a), (b) or (c) above are just and reasonable.

4.3 Notwithstanding Section 4.1 above, as of the In-Service Date and during the primary term of this Agreement, Shipper shall pay Transporter, for all services rendered hereunder, the

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     lower of: (I) the rates established under Transporter's Rate Schedule FTS-2 (inclusive of all applicable surcharges), as filed with and approved by the FERC and as said Rate Schedule may hereafter be legally amended or superseded, or (2) the Final Rate Cap as determined below:

     (a)  The Base Rate Cap shall be as follows: $[*]/MMBtu/d.

     (b) The Base Rate Cap assumes the levelized rate methodology through March 31, 2005, and thereafter, the traditional cost of service methodology. For purposes of this section with respect to this Agreement, a "levelized rate" shall mean a rate designed by adjusting the annual depreciation expense such that it results in a levelized cost of service.

     (c) The Base Rate Cap is stated in nominal dollars, and shall exclude all applicable surcharges and fuel.

     (d) Beginning on January 1, 2005, and annually thereafter ("Escalation Date"), the Base Rate Cap then in effect shall be escalated in accordance with the following formula; provided that in no event shall the Base Rate Cap, as it may be escalated pursuant to this subsection
          (d), exceed $[*] per MMBtu. On each Escalation Date, the Base Rate Cap to be effective for the subsequent twelve (12) month period shall be the sum of: (i) [*] multiplied by the Prior Base Rate Cap, which is defined herein as the Base Rate Cap that was effective for the twelve
          (12) month period immediately preceding the Escalation Date, and (ii) [*] multiplied by the Prior Base Rate Cap, [*].

     (e) (i) For any billing month, the Final Rate Cap (stated on a per unit basis) shall be determined by adding the Base Rate Cap and an amount equal to the aggregate of the applicable surcharges (as defined in section (e)(ii) below).

          (ii) The type of surcharges contemplated under Rate Schedule FTS-2 to be included in the calculation of the Final Rate Cap are applicable surcharges, such as ACA, fuel, and Capital surcharges; provided, however, Transporter shall not collect under this Agreement any surcharge associated with GRI, Gas Supply Realignment ("GSR"), the recovery of take-or-pay costs or gas

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

               purchase reformation costs, FERC Account No.191 costs ("restructuring costs"), or any similar surcharge associated with the restructuring of Transporter's merchant service under orders in FERC Docket No. RS92-16-000 or similar proceedings, any separately stated surcharge related to the recovery of restructuring costs of any upstream provider of transportation or sales services to Transporter, or, to the extent such charges may be discountable, any industry-wide research and development surcharges such as those currently proposed in FERC Docket No. RP04-378.

     (f) If, at any time after the In-Service Date and during the primary term of this Agreement, the effective rate that Transporter is authorized by the FERC to charge Shipper, including surcharges, exceeds the Final Rate Cap, then Transporter shall discount such authorized FERC rate down to the Final Rate Cap in accordance with the order of discounting provided for in Transporter's FERC Gas Tariff.

     (g) Unless otherwise mutually agreed by the Parties, after the expiration of the primary term of this Agreement, Shipper shall pay Transporter the rates established under Transporter's Rate Schedule FTS-2, as filed with and approved by the FERC.

     (h) If Shipper proposes or supports a change in the rate design methodology on which the currently effective FTS-2 rates are based, as set forth in Sections III.2.c and d, and III.3.b of the Phase III Settlement, and such proposals or changes are approved by a final non-appealable order, the Final Rate Cap shall be deemed waived. Notwithstanding the foregoing, if Transporter proposes, or any other party proposes and Transporter either supports or does not oppose, a change to any of such rate design methodologies in any Section 4 or
          Section 5 proceeding, then Shipper may take a position on that particular rate design methodology in that proceeding, whether or not consistent with the position taken by Transporter, without waiving the Final Rate Cap, and unless otherwise agreed by Transporter and Shipper, approval of such a proposed change in the rate design methodology by a final non-appealable order, in such Section 4 or
          Section 5 proceeding, shall not affect the continuing applicability of the Final Rate Cap. Specifically, the rate design methodology issues referenced above in this Section (h) are as follows:

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

          (i) the straight fixed variable method of rate design, and of classifying and allocating costs,

          (ii) unless otherwise agreed to by both parties hereto, the system-wide postage stamp rate for FTS-2 service to the Market Area,

          (iii) the levelized rate methodology through March 31, 2005, and thereafter, the traditional cost-of-service methodology, and

          (iv) the methodology of allocating the operation and maintenance ("O&M") costs between Rate Schedules FTS-1 and FTS-2; provided, however, that without waiving its final Rate Cap under this Section (h) (iv), and with respect to the allocation of administrative and general ("A&G") expenses only, a Shipper may challenge, on a prospective basis only, Transporter's use of the Kansas-Nebraska methodology in the Section 4 rate case to be filed by Transporter in accordance with Article XI of the Settlement approved by the FERC in Docket No. RP04-12; and provided further, that Shipper may, without waiving its Final Rate Cap (and regardless of any position taken by Transporter), argue for any allocation methodology that allocates no more O&M costs to Rate Schedule FTS-2 than would otherwise be allocated by use of:

               a. the Phase III Settlement methodology for allocating all O&M costs except for A&G expenses, and

               b.   the Kansas-Nebraska methodology for allocating A&G expenses.

4.4  [Deleted- Not Applicable]

                                    ARTICLE V
                                TERM OF AGREEMENT

5.1 This Agreement shall become effective upon the date first written above and shall continue in effect for a primary term of Twenty (20) years commencing with the In-Service Date.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

5.2  In the event the capacity being contracted for was acquired pursuant to
     Section 18.E. of Transporter's Tariff, then this Agreement shall terminate on the date set forth in Section 5.1 above. Otherwise, in accordance with the provisions of Section 20 of the General Terms and Conditions of Transporter's Tariff, Shipper has elected [Right of First Refusal or Roll-over Option] and upon the expiration of the primary term and any extension or roll-over, termination will be governed by the provisions of
     Section 20 of the General Terms and Conditions of Transporter's Tariff.

5.3  [deleted - not applicable]

5.4 Shipper may buy out of a Service Agreement for all or a portion of its transportation capacity ("MDTQ") thereunder, at any time, by paying Transporter the net present value of Shipper's remaining reservation charge obligations for such capacity, discounted at a reasonable rate to be mutually agreed upon by the parties at the time of such buy-out.

5.5 Notwithstanding any other provision in this Agreement, after the In-Service Date , in the event that: (1) Shipper is capable of using gas and (2) Transporter is unable to deliver Shipper's designated volumes at the specified Delivery Point(s) and at the pressures provided for in this Agreement for a period of two consecutive days ("Service Cessation"), Shipper shall have the right to reduce the MDTQ by the volumes not delivered, without costs or penalty, by providing written notice to Transporter within forty-five (45) days of such occurrence; provided, however, that if a Service Cessation occurs more than five (5) times in any calendar year, Shipper shall have the right to terminate this Agreement by providing written notice to Transporter within forty-five (45) days of such occurrence; provided further, however, that if Transporter's failure to deliver is due to events of Transporter's force majeure as defined in Rate Schedule FTS-2, Shipper shall have the right to terminate or to reduce the MDTQ only in the event such force majeure continues for more than one hundred eighty-five (185) consecutive days of any three hundred sixty-five
     (365) day period.

                                   ARTICLE VI
          POINT(S) OF RECEIPT AND DELIVERY AND MAXIMUM DAILY QUANTITIES

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

6.1 The Primary Point(s) of Receipt and maximum daily quantity for each Primary Point of Receipt with respect to the Hines Unit #4 Capacity and System Supply Capacity, for all gas delivered by Shipper to Transporter under this Agreement shall be at the Point(s) of Receipt on the pipeline system of Transporter or any Transporting Pipeline as set forth in Exhibit A attached hereto, as the same may be amended from time to time. In accordance with the provisions of Section 8.A. of Rate Schedule FTS-2 and Section 21.C. of the General Terms and Conditions of Transporter's Tariff, Shipper may request changes in its Primary Point(s) of Receipt. Transporter may make such changes in accordance with the terms of Rate Schedule FTS-2 and the applicable General Terms and Conditions of its Tariff.

6.2 The Primary Point(s) of Delivery and maximum daily quantity for each point for all gas made available for delivery by Transporter to Shipper, or for the account of Shipper, under this Agreement and with respect to the Hines Unit #4 Capacity and System Supply Capacity shall be at the Point(s) of Delivery as set forth in Exhibit B hereto, as same may be amended from time to time, and shall be in Transporter's Market Area. In accordance

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     with the provisions of Section 9.A. of Rate Schedule FTS-2 and Section 21.C. of the General Terms and Conditions of Transporter's Tariff, Shipper may request changes in its Primary Point(s) of Delivery provided that such new requested Primary Delivery Points must be located in Transporter's Market Area. Transporter may make such changes in accordance with the terms of Rate Schedule FTS-2 and the applicable General Terms and Conditions of its Tariff. Transporter is not obligated to accept changes where the new Primary Delivery point is also a delivery point under a Rate Schedule SFTS Service Agreement and the load to be served is an existing behind-the-gate customer of a Rate Schedule SFTS Shipper as defined in Section 11 of Rate Schedule SFTS.

                                   ARTICLE VII
                                     NOTICES

     All notices, payments and communications with respect to this Agreement shall be in writing and sent to the addresses stated below or at any other such address as may hereafter be designated in writing:

ADMINISTRATIVE MATTERS

     Transporter: Florida Gas Transmission Company
                  1331 Lamar Street, Suite #650
                  Houston, Texas 77010
                  Attention: Market Services
                  Telephone No. (713) 853-5655

     Shipper: Florida Power Corporation d/b/a Progress Energy Florida, Inc.
              410 South Wilmington St., PEB19
              Raleigh, NC 27601
              Attention: Contracts Dept.
              Telephone No. 919-546-4280
              Fax No. 919-546-2649

PAYMENT BY WIRE TRANSFER

     Transporter: Florida Gas Transmission Company
                  Transporter to provide at a later date]

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     Shipper: Florida Power Corporation d/b/a Progress Energy Florida, Inc.
              [Shipper to provide at a later date]

                                  ARTICLE VIII
                                   FACILITIES

8.1 To the extent that construction of facilities is necessary to provide service under this Service Agreement, such construction, including payment for the facilities, shall occur in accordance with Section 21 of the General Terms and Conditions of Transporter's Tariff.

8.2 Transporter shall seek authorization to roll in the cost of the Incremental Facilities necessary to render service hereunder, including the mainline facilities and any modifications and upgrades required to the existing Progress-Hines delivery station facilities to provide a delivery capacity of up to [*] MMBtu/day.

                                   ARTICLE IX
                     REGULATORY AUTHORIZATIONS AND APPROVALS

     (a) Transporter's obligation to provide service is conditioned upon receipt and acceptance of any necessary regulatory authorization, in a form acceptable to Transporter in its sole discretion, to provide Firm Transportation Service to Shipper in accordance with the terms of Rate Schedule FTS-2, this Service Agreement, and the General Terms and Conditions of Transporter's Tariff.

     (b) [deleted - not applicable]

                                    ARTICLE X
                                    PRESSURE

10.1 The quantities of gas delivered or caused to be delivered by Shipper to Transporter hereunder shall be delivered into Transporter's pipeline system at a pressure sufficient to enter Transporter's system, but in no event shall such gas be delivered at a pressure


[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     exceeding the maximum authorized operating pressure or such other pressure as Transporter permits at the Point(s) of Receipt.

10.2 Transporter shall have no obligation to provide compression and/or alter its system operation to effectuate deliveries at the Point(s) of Delivery hereunder.

10.4 The quantities of gas to be delivered by Transporter to Shipper hereunder shall be delivered to Shipper at a minimum pressure of 575 psig at the Progress-Hines delivery point.

                                   ARTICLE XI
                                OTHER PROVISIONS

11.1 Prior to Transporter's execution of this Agreement, Shipper must demonstrate creditworthiness satisfactory to Transporter, In the event Shipper fails to establish creditworthiness within fifteen (15) days of Transporter's notice, Transporter shall not execute this Agreement and this Agreement shall not become effective.

11.2 Service pursuant to this Agreement is expressly subject to the following conditions:

     (a) (i) The issuance, and acceptance by Transporter, of all necessary authorizations from the FERC pursuant to the Natural Gas Act or Natural Gas Policy Act, permitting Transporter to construct, own, and operate the Facilities and to effectuate the proposed service hereunder. All such authorizations shall be in form and substance satisfactory to Transporter, and shall be final before the respective governmental authority and no longer subject to appeal or rehearing; provided, however, that Transporter may waive the condition that such authority be final and/or no longer subject to appeal or rehearing.

          (ii) Shipper shall have the right to terminate this Agreement in the event that it determines, in good faith, that a condition in the FERC authorization materially adversely affects its business and operations. If Shipper elects to terminate under this provision, it will notify Transporter in writing within fifteen (15) days of the issuance of such authorization.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

     (b) This agreement is subject to approval of the board of directors of Transporter and receipt and acceptance by Transporter of all other approvals required to construct the Facilities, including all necessary authorizations from federal, state, local, and/or municipal agencies or other governmental authorities. All such approvals shall be in form and substance satisfactory to Transporter, and shall be final before the respective governmental authority and no longer subject to appeal or rehearing; provided, however, that Transporter may waive the condition that such authority be final and/or no longer subject to appeal or rehearing.

     (c) The receipt of executed firm transportation service agreements sufficient to economically justify construction of the Facilities, if required, in Transporter's sole opinion, and the execution of all necessary interconnect and balancing agreements with Southern Natural Gas Company ("SNG"), relating to the Cypress Pipeline project.

     (d) So long as the FTS-2 rates are designed on an incremental basis, Shipper agrees to support the rate methodology underlying the existing FTS-2 rates for the Facilities and service rendered under its FTS-2 agreements, in any proceeding before the FERC during the term of this Agreement.

     (e) Receipt by Transporter of all necessary right-of-way easements or permits in form and substance acceptable to Transporter.

     (f) Transporter obtaining financing to construct the Facilities, in a form, and under terms, satisfactory to Transporter, in Transporter's sole opinion. Shipper agrees to provide reasonable cooperation in Transporter's effort to obtain financing.

     (g)  Completion of all of the following:

          (i) The approval of this Agreement by Shipper's senior management and if necessary, Shipper's Board of Directors, BY January 31, 2005;

          (ii) The entry by the Florida Public Service Commission of an order approving this Agreement without the need for significant alteration (which shall be determined by Shipper in its sole discretion), by June 15, 2005;

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

          (iii) The entry by Florida Public Service Commission of an order approving a determination of the need for the additional proposed combined-cycle Unit #4 that is planned to be installed at Shipper's Hines electric power generating facility located in Polk County, Florida, by May 1, 2005;

          (iv) The execution by Shipper of agreements with each of (1) Southern Natural Gas Company (for firm transportation on its system for quantities related to the MDTQ's reflected in Attachment A and Attachment B hereto); and (2) BG LNG Services, LLC (for the supply of natural gas to Shipper for quantities related to the MDTQ's reflected in Attachment A and Attachment B hereto), each in a form and containing terms and conditions satisfactory to Shipper in its sole discretion (collectively, the "Related Agreements"), by December 6, 2004;

          (v) The entry by the Florida Public Service Commission of an order approving each of the Related Agreements without the need for significant alteration (which shall be determined by Shipper in its sole discretion), by June 15, 2005;

          (vi) Completion and commencement of operation of (which shall be determined by Shipper in its sole discretion), the proposed expansion of SNG's natural gas pipeline system that extends from
               (i) a point of interconnection with the Elba Island LNG Terminal; to (ii) an interconnection with the existing (as of the effective date hereof), natural gas transmission facilities owned by Transporter in Clay County, Florida no later than March 1, 2009; and

          (vii) The granting of all governmental approvals by October 1, 2006, in form and substance satisfactory to Shipper, as may be deemed necessary by Shipper in its sole discretion related to Shipper's purchase, transportation, and utilization of the supplies of natural gas referenced hereunder and in the Related Agreements.

          In the event that any of these conditions are not met by the date specified ("deadline") in this section 11.2(g), Shipper may elect to terminate this Agreement by giving written notice, within ten (10) days of the deadline, of such termination to Transporter, and this Service Agreement shall terminate upon FGT's receipt of Shipper's notice; provided, however, in no event shall such notice be given by Shipper to Transporter any later than March 10, 2009.

     (h) The final approval by the FERC, without modification or condition that is unacceptable to any Settling Party, of the rate case Stipulation and Agreement of Settlement filed on August 13, 2004 in Docket No. RP04-12.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

11.3 Subject to the other provisions of this Article XI, Transporter agrees to make all reasonable efforts to obtain the necessary authorizations, financing commitments, and all other approvals necessary to effectuate service under this Agreement. Shipper agrees to exercise good faith in the performance of this Agreement by supporting Transporter's efforts to obtain all necessary authorizations, financing, and other approvals necessary to effectuate service under this Agreement.

11.4 Notwithstanding any other provision herein, at any time prior to Transporter's acceptance of all authorizations necessary to construct the Facilities, Transporter retains the right to terminate this Agreement, and to withdraw any requests or applications for regulatory approvals.

11.5 [Deleted - Not Applicable]

                                   ARTICLE XII
                                  MISCELLANEOUS

12.1 (a) This Agreement shall bind and benefit the successors and assigns of the respective parties hereto; provided however, that neither party shall assign this Agreement or any of its rights or obligations hereunder without first obtaining the written consent of the other party, which consent shall not be unreasonably withheld.

     (b) Shipper may also assign its rights under the Final Rate Cap but only in the event that such assignment is to a third party that has a Moody's credit rating equal to or greater than that of Shipper.

12.2 No waiver by either party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any future defaults of a like or different character.

12.3 This Agreement contains Exhibits A and B (each for the periods May through September 2007, May through September 2008, and commencing May 2009), which are incorporated fully herein.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

12.4 THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ANY CONFLICT OF LAWS DOCTRINE WHICH WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

                                  ARTICLE XIII
                      SUPERSEDING PRIOR SERVICE AGREEMENTS

     This Agreement supercedes and cancels the following Service Agreements between Transporter and Shipper:

          None.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers effective as of the date first written above.

TRANSPORTER:                            SHIPPER:

                                        FLORIDA POWER CORPORATION d/b/a
FLORIDA GAS TRANSMISSION COMPANY        PROGRESS ENERGY FLORIDA, INC.


By                                      By
   ----------------------------------      -------------------------------------
Title                                   Title
      -------------------------------         ----------------------------------

Attest: (to be attested if not          Attest: (to be attested if not
signed by an officer of the company)    signed by an officer of the company)


By                                      By
   ----------------------------------      -------------------------------------
Title                                   Title
      -------------------------------         ----------------------------------
Date                                    Date
     --------------------------------        -----------------------------------

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                            COMMENCING MAY 1, 2007*

Point(s) of Receipt          Maximum Daily Quantity (MMBtu)**
Description of Point       ------------------------------------
of Receipt                 DRN   Oct   Nov-Mar   Apr   May-Sept
--------------------       ---   ---   -------   ---   --------
PRODUCTION ZONE 1                [*]     [*]     [*]      [*]
PRODUCTION ZONE 2                [*]     [*]     [*]      [*]
PRODUCTION ZONE 3                [*]     [*]     [*]      [*]
SNG-CYPRESS INTERCONNECT   New   [*]     [*]     [*]      [*]
   Total MDQ:                    [*]     [*]     [*]      [*]

*    Or the In-Service Date, if later than October 1, 2007.

** Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: _____________________

Contract No. ____________________

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                            COMMENCING MAY 1, 2007*

                             Maximum Daily Quantity (MMBtu)
Point(s) of Delivery   -----------------------------------------
Description of         Maximum
Point of Delivery      Hourly**   Oct   Nov-Mar   Apr   May-Sept
--------------------   --------   ---   -------   ---   --------
Progress-Anclote          [*]     [*]     [*]     [*]      [*]
Progress-Hines            [*]     [*]     [*]     [*]      [*]
Mirant-Shady Hills        [*]     [*]     [*]     [*]      [*]
   Total MDTQ:                    [*]     [*]     [*]      [*]

*    Or the In-Service Date, if later than October 1, 2007.

**   Not to exceed [*] of MDQ.

Date of this Exhibit B: ________________________

Contract No. ____________________

[*] Confidential portion has been omitted and filed separately with the Commission.

                     FIRM TRANSPORTATION SERVICE AGREEMENT
                              RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                             COMMENCING MAY 1, 2008*

Point(s) of Receipt         Maximum Daily Quantity (MMBtu)**
                            --------------------------------
Description of                         Nov-         May-
Point of Receipt      DRN        Oct    Mar   Apr   Sept
----------------      ---        ---   ----   ---   ----
PRODUCTION ZONE 1     [*]        [*]    [*]   [*]    [*]
PRODUCTION ZONE 2     [*]        [*]    [*]   [*]    [*]
PRODUCTION ZONE 3     [*]        [*]    [*]   [*]    [*]
SNG-CYPRESS           New        [*]    [*]   [*]    [*]
INTERCONNECT
   Total MDQ:                    [*]    [*]   [*]    [*]

*    Or the In-Service Date, if later than October 1, 2008.

** Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: _____________________

Contract No. ____________________

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                             COMMENCING MAY 1, 2008*

Point(s) of Delivery              Maximum Daily Quantity (MMBtu)
                                  ------------------------------
Description of          Maximum             Nov-         May-
Point of Delivery      Hourly**       Oct    Mar   Apr   Sept
-----------------      --------       ---   ----   ---   ----
Progress-Anclote          [*]         [*]    [*]   [*]    [*]
Progress-Hines            [*]         [*]    [*]   [*]    [*]
Mirant-Shady Hills        [*]         [*]    [*]   [*]    [*]
   Total MDTQ:                        [*]    [*]   [*]    [*]

*    Or the In-Service Date, if later than October 1, 2008.

**   Not to exceed [*] of MDQ.

Date of this Exhibit B: ________________________

Contract No. ____________________

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT A

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                             COMMENCING MAY 1, 2009

Point(s) of Receipt         Maximum Daily Quantity (MMBtu)*
                            -------------------------------
Description of                        Nov-         May-
Point of Receipt      DRN       Oct    Mar   Apr   Sept
----------------      ---       ---   ----   ---   ----
PRODUCTION ZONE 1     [*]       [*]    [*]   [*]    [*]
PRODUCTION ZONE 2     [*]       [*]    [*]   [*]    [*]
PRODUCTION ZONE 3     [*]       [*]    [*]   [*]    [*]
SNG-CYPRESS           New       [*]    [*]   [*]    [*]
INTERCONNECT
   Total MDQ:                   [*]    [*]   [*]    [*]

* Exclusive of Transporter's fuel. Shipper to provide fuel pursuant to Fuel Reimbursement Charge Adjustment provisions of Transporter's F.E.R.C. Gas Tariff, General Terms and Conditions.

Date of this Exhibit A: _____________________

Contract No. ____________________

[*] Confidential portion has been omitted and filed separately with the Commission.

                      FIRM TRANSPORTATION SERVICE AGREEMENT
                               RATE SCHEDULE FTS-2

                                    EXHIBIT B

                                       TO

                    FIRM GAS TRANSPORTATION AGREEMENT BETWEEN

                      FLORIDA GAS TRANSMISSION COMPANY AND

                          PROGRESS ENERGY FLORIDA, INC.

                      DATED: _______________ _____, ______

                             COMMENCING MAY 1, 2009

Point(s) of Delivery             Maximum Daily Quantity (MMBtu)
Description of         Maximum   ------------------------------
Point of Delivery      Hourly*   Oct   Nov-Mar   Apr   May-Sept
--------------------   -------   ---   -------   ---   --------
Progress-Anclote         [*]     [*]     [*]     [*]      [*]
Progress-Hines           [*]     [*]     [*]     [*]      [*]
Mirant-Shady Hills       [*]     [*]     [*]     [*]      [*]
   Total MDTQ:                   [*]     [*]     [*]      [*]

*    Not to exceed [*] of MDQ.

Date of this Exhibit B:_________________

Contract No. __________________

[*] Confidential portion has been omitted and filed separately with the Commission.

              THIS DOCUMENT IS SUBJECT TO A CONFIDENTIAL TREATMENT
                      REQUEST PURSUANT TO RULE 24b-2 UNDER
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                [Letterhead of Florida Gas Transmission Company]

December 2, 2004

Progress Energy Florida, Inc.
Attn: Ms. Pamela Murphy
P. O. Box 1551
410 South Wilmington St., PEB10A
Raleigh, NC 27601

Re: Discount of Rate Under the Firm Transportation (FTS-2) Service Agreement dated December 2, 2004 ("Agreement") Between Florida Gas Transmission Company ("FGT" or "Transporter") and Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("Progress" or "Shipper") (collectively the "Parties" or singularly "Party").

Dear Ms. Murphy:

     Shipper has requested a competitive discount. Based upon current market conditions, Transporter has agreed to charge and Shipper has agreed to pay a discounted rate for transportation of quantities of gas under the Agreement. The terms and conditions of the discount agreed upon are expressed in this Discount Agreement ("Discount Agreement").

     This Discount Agreement shall be effective from October 1, 2007 through April 30, 2027 (and supercedes and cancels the Discount Agreement dated October 7, 2004); provided, however, in the event that the referenced Agreement is terminated, this Discount Agreement shall immediately terminate.

     The Maximum Daily Transportation Quantity (MDTQ) shall be as follows, and, unless expressly agreed otherwise, FGT's maximum rates shall apply to volumes exceeding such amounts:

Effective Time Period                      Volume (MMBtu/day)
----------------------------------------   ------------------
October 2007 - April 2008                          [*]

October 2008 - April 2009                          [*]

For the months of October through April
for the years 2009 through 2027                    [*]

[*] Confidential portion has been omitted and filed separately with the Commission.

Progress Energy Florida, Inc.
December 2, 2004
Contract No._______
Page 2


The primary receipt and delivery points for the term(s) of this discount shall be as follows:

          Effective Time Period            Receipt (RP)/Delivery (DP) Points
----------------------------------------   ---------------------------------
For the months of October through April,
for the years 2007 through 2027                           [*]

For the months of October through April,
for the years 2007 through 2027                           [*]

Effective for the periods stated below, Shipper shall pay the following Discounted Reservation Charges per MMBtu ("Discounted Demand Charge"), plus all applicable surcharges; provided, however, FGT shall discount the any research and development ("R&D") surcharges (whether demand or volumetric) to $0.00 per MMBtu for transportation of quantities under the Agreement:

                                              Discounted
 Effective Time                Volume        Demand Charge
     Period                  (MMBtu/day)   Dollars ($)/MMBtu
--------------------------   -----------   -----------------
Oct. 2007 - April 2008           [*]              [*]

Oct. 2008 - April 2009           [*]              [*]

For the months of October
through April, for the
years 2009 through 2027          [*]              [*]

In addition to the above rate(s), Shipper shall also pay any applicable fuel use and unaccounted for charges, as well as any fuel surcharge.

Except for the posting of information by FGT pursuant to 18 C.F.R. Parts 161, 284, and 358 and any other applicable regulations of the Federal Energy Regulatory Commission ("FERC"), each Party agrees that it will maintain this discount, all of its contents and subsequent discount documentation and communications in strict confidence and that it will not cause or permit disclosure thereof to any third party without the express written consent of the other Party except to the extent necessary to comply with valid laws, regulations, or orders of any court or agency having jurisdiction. However, in the event either Party becomes aware of a judicial or administrative proceeding or request that has resulted or that may result in such disclosure, it shall notify the other Party immediately and will also take all actions necessary to maintain the confidentiality of all discount communications and documents. Notwithstanding anything to the contrary in this paragraph, Shipper shall have the right to provide a copy of this Discount Agreement to the Florida Public Service Commission and any other entity that is a party to the relevant docket that has executed a confidentiality agreement to retain such information confidential, without prior notice to or consent of Transporter, in connection with

[*] Confidential portion has been omitted and filed separately with the Commission.

Progress Energy Florida, Inc.
December 2, 2004
Contract No._______
Page 3


Shipper's attempts to obtain the Florida Public Service Commission's approval of this Discount Agreement and the Agreements.

As stated above, any R&D surcharge shall be discounted to $0.00; provided, however that such discount shall immediately terminate in the event FGT is required to absorb any costs associated with discounting any R&D surcharge or FGT is prohibited by law from granting such discount.

Shipper shall affirmatively support the continuation of FERC's discount rate adjustment policy (providing for recognition of volumes flowing at less than maximum rates in rate proceedings). In the event that Shipper takes a contrary position in any future rate, rulemaking, or other proceeding before the FERC (or other governmental body having jurisdiction in the premises), this Discount Agreement shall immediately terminate.

In the event the maximum and minimum rates applicable to Rate Schedule FTS-2 are changed pursuant to an Order issued by the FERC, such that the transportation rates provided for herein are above FGT's maximum rates or below FGT's minimum rates, this Agreement shall terminate immediately prior to the effectiveness of such revised rates, and FGT and Shipper shall negotiate to arrive at new rates applicable to the transportation service. It is the intent of FGT and Shipper that such renegotiated discounted rates will leave both FGT and Shipper in substantially the same economic position as the transportation rates provided for herein.

THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ANY CONFLICT OF LAWS DOCTRINE WHICH WOULD APPLY THE LAWS OF ANOTHER JURISDICTION. ANY SUIT BROUGHT WITH RESPECT TO OR RELATING TO THIS LETTER AGREEMENT SHALL BE BROUGHT IN THE COURTS OF HARRIS COUNTY, TEXAS OR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION.

     The Parties have caused this Discount Agreement to be executed by their respective duly authorized officers as of the date first mentioned above.

FLORIDA GAS TRANSMISSION COMPANY


By: /s/ R.E. Hayes
    -----------------------------------
Name: R. E. Hayes
Title: Sr. V.P. & C.C.O.


FLORIDA POWER CORPORATION,
d/b/a PROGRESS ENERGY FLORIDA, INC.


By: /s/ Robert F. Caldwell
    -----------------------------------
Name: Robert F. Caldwell
Title: Vice President - Regulated Commercial Counsel

                        [BG LNG Service, LLC Letterhead]




January 28, 2005


Rob Caldwell
Progress Energy Florida, Inc.
410 S. Wilmington Street
Raleigh, NC  27601

Re: Gas Sale and Purchase Contract ("GSPC") dated December 1, 2004, between Florida Power Corporation, doing business as Progress Energy Florida, Inc. ("Progress") and BG LNG Services, LLC ("BGLS")

Dear Rob:

BGLS proposes to amend Section 15.1(viii) of the GSPC by changing "January 31, 2005" to "April 1, 2005." Please indicate Progress' acceptance of this amendment of the GSPC by executing a copy of this letter in the space provided below and returning it to me.



Sincerely yours,

/s/ Elizabeth Spomer

Elizabeth Spomer
Vice President, BG LNG Services, LLC

Agreed and accepted this 31st day of January, 2005 by:

Progress Energy Florida, Inc.


By: /s/ Robert F. Caldwell
    ----------------------
        Robert F. Caldwell

                  [Florida Gas Transmission Company Letterhead]

                                January 31, 2005


Florida Power Corporation
d/b/a Progress Energy Florida, Inc.
Attention: Ms. Pamela Murphy
P. O. Box 1551
410 South Wilmington St., PEB10A
Raleigh, North Carolina  27602-1551

Re: Letter Agreement Amending the Firm Transportation Service Agreements by and between Florida Power Corporation, d/b/a Progress Energy Florida, Inc., and Florida Gas Transmission Company: (1) FTS-1 dated April 1, 1998, (2) FTS-2 dated April 1, 1998, (3) FTS-2 dated October 7, 1998, and (4) FTS-2 dated December 2, 2004

Dear Ms. Murphy:

         Florida Power Corporation d/b/a Progress Energy Florida, Inc. ("Progress" or "Shipper") and Florida Gas Transmission Company ("FGT") hereby enter into this letter agreement ("Letter Agreement"), regarding the amendment to the referenced existing firm service agreements. In consideration of the premises and mutual covenants set forth herein, FGT and Shipper agree as follows:

         1. Immediately upon the in-service date of FGT's proposed Phase VII Expansion, FGT and Shipper agree to execute a revised Exhibit B to each of the referenced firm service agreements, to reflect that the minimum delivery pressure at Shipper's Progress-Hines Delivery Point shall be 575 psig, effective upon the in-service date of any additional facilities necessary to be constructed by FGT and by Southern Natural Gas Company in connection with the seasonal incremental service to be provided under the FTS-2 Firm Service Agreement dated January 31, 2005.

         2. The parties hereby reaffirm the FTS-2 Firm Transportation Service Agreement dated October 7, 1998. Although, by letter agreement dated June 14, 1999, the parties agreed to execute a new replacement service agreement (covering service by means of FGT's Phase IV Expansion), the parties acknowledge that, on October 11, 2000, they amended Exhibits A and B to such agreement (effective on October 7, 1998), in place of entering into a replacement service agreement.

Progress Energy Florida, Inc.
Proposal for Transportation Services
January 31, 2005
Page 2


         3. This Letter Agreement shall become effective on the date of its execution by both parties. In the event that the parties' FTS-2 Firm Service Transportation Agreement dated January 31, 2005 (for service by means of FGT's proposed Phase VII Expansion) is terminated or cancelled without service commencing, Section 1 of this Letter Agreement will no longer be of any force and effect, and the obligation of the parties to amend the referenced agreements shall terminate and become null and void and of no further force and effect.

         If this Letter Agreement meets with your approval, please sign below and return one of the two originals to us.



                                             Yours truly,

                                             /s/ R. E. Hayes

                                             Robert E. Hayes





FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

By:      /s/ Paula J. Sims
    ----------------------------------------
Name:        Paula J. Sims
      --------------------------------------
Title:   Vice President - Regulated Fuels
       -------------------------------------